UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

 the Securities Exchange Act of 1934 (Amendment No. _____)

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Hovnanian Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOVNANIAN ENTERPRISES, INC.
110 West Front Street, Red Bank, N.J. 07701 (732) 747-7800

January 29, 2018

Dear Shareholder:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders, which will be held on Tuesday, March 13, 2018 at Boca Beach Club, 900 South Ocean Boulevard, Boca Raton, Florida 33432. The meeting will start promptly at 10:30 a.m., Eastern Time.

In accordance with the Securities and Exchange Commission’s rule allowing companies to furnish proxy materials to their shareholders over the Internet, the Company is primarily furnishing proxy materials to our shareholders of Class A Common Stock and registered shareholders of Class B Common Stock on the Internet, rather than mailing paper copies of the materials (including our Annual Report to Shareholders for fiscal 2017) to those shareholders. If you received only a Notice Regarding the Availability of Proxy Materials (the “Notice”) by mail or electronic mail, you will not receive a paper copy of the proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials on the Internet. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet, by telephone or by mail. If you received a Notice by mail or electronic mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice. A request for a paper copy must be made by February 27, 2018 in order to facilitate a timely delivery.

We anticipate that the Notice will first be mailed to our shareholders on or about January 29, 2018. All shareholders of record of Class B Common Stock who hold in nominee name have been sent a full set of proxy materials, including a proxy card.

Attached to this letter are a Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card or, if applicable, register your vote via the Internet or by telephone according to the instructions on the proxy card. If you attend the meeting, you may still choose to vote your shares personally even though you have previously designated a proxy.

We sincerely hope you will be able to attend and participate in the Company’s 2018 Annual Meeting of Shareholders. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

Sincerely yours,

Ara K. Hovnanian Chairman of the Board

PROXY VOTING METHODS

If at the close of business on January 12, 2018, you were a shareholder of record or held shares through a broker or bank, you may vote your shares as described below or you may vote in person at the Annual Meeting of Shareholders. To reduce our administrative and postage costs, we would appreciate if shareholders of Class A Common Stock and registered shareholders of Class B Common Stock would please vote through the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 1 of the Proxy Statement. If you are a shareholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m. (Eastern Time) on March 12, 2018 to be counted unless otherwise noted below.

To vote by proxy:

Shareholders of Class A Common Stock and Shareholders of Class B Common Stock:

BY INTERNET

●	Go to the website at www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

●	You will need the 16-digit Control Number included on your Notice Regarding the Availability of Proxy Materials to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE

●	From a touch-tone telephone, dial (800) 690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

●	You will need the 16-digit Control Number included on your Notice Regarding the Availability of Proxy Materials in order to vote by telephone.

BY MAIL

●	Request a proxy card from us by following the instructions on your Notice Regarding the Availability of Proxy Materials.

●	When you receive the proxy card, mark your selections on the proxy card.

●	Date and sign your name exactly as it appears on your proxy card.

●	Mail the proxy card in the postage-paid envelope that will be provided to you.

●	Mailed proxy cards must be received no later than March 12, 2018 to be counted for the 2018 Annual Meeting of Shareholders.

Additional Information for Shareholders of Class B Common Stock Held in Nominee Name:

●

Shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares are properly completed, mailed and received not less than three nor more than 20 business days prior to March 13, 2018.

YOUR VOTE IS IMPORTANT — THANK YOU FOR VOTING

HOVNANIAN ENTERPRISES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Tuesday, March 13, 2018, at Boca Beach Club, 900 South Ocean Boulevard, Boca Raton, Florida 33432 at 10:30 a.m., Eastern Time, for the following matters:

1.

The election of directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified;

2.	The ratification of the selection of Deloitte & Touche LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ending October 31, 2018;

3.	To approve, in a non-binding, advisory vote, the compensation of the Company’s named executive officers;

4.	To approve an amendment to the Company’s stockholder rights plan;

5.	To approve an amendment to the Company’s Restated Certificate of Incorporation; and

6.	The transaction of such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1, FOR proposal 2, FOR proposal 3, FOR proposal 4 and FOR proposal 5.

Only shareholders of record at the close of business on January 12, 2018 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders. Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, proxy card(s) and the Company’s Annual Report for the fiscal year ended October 31, 2017.

To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by requesting a paper proxy card to complete, sign and return by mail. Shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares are properly completed, mailed and received not less than three nor more than 20 business days prior to March 13, 2018. These voting procedures are described on the preceding page and on the proxy card.

All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy card and return it promptly, or, if applicable, to register their vote via the Internet or by telephone according to the instructions on the preceding page and the proxy card.

By order of the Board of Directors,

MICHAEL DISCAFANI Secretary

January 29, 2018

If you are a shareholder of record and you plan to attend the Annual Meeting of Shareholders, please mark the appropriate box on your proxy card or, if applicable, so indicate when designating a proxy via the Internet or by telephone. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notice to Hovnanian Enterprises, Inc., 110 West Front Street, Red Bank, New Jersey 07701, Attention: Michael Discafani, Secretary, and enclose evidence of your ownership (such as a letter from the bank, broker or other intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting. In order to be admitted to the Annual Meeting of Shareholders, you will need a form of personal identification (such as a driver’s license) along with your Notice Regarding the Availability of Proxy Materials, proxy card or proof of Common Stock ownership. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to the Annual Meeting of Shareholders, you must present proof of your ownership of our Common Stock, such as a bank or brokerage account statement. If you do not plan to attend the Annual Meeting of Shareholders, please designate a proxy by mail or, if applicable, via the Internet or by telephone. If you choose to vote by mail, please complete, sign and date the enclosed proxy card(s) and return it promptly so that your shares will be voted. If you have received a hard copy of the proxy materials, the enclosed envelope requires no postage if mailed in the United States.

HOVNANIAN ENTERPRISES, INC.

110 WEST FRONT STREET

RED BANK, NEW JERSEY 07701

PROXY STATEMENT

GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Hovnanian Enterprises, Inc. (the “Company”, “we”, “us” or “our”) for use at the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) referred to in the foregoing Notice and at any adjournment thereof.

Shares represented by properly executed proxies that are received or executed in time and not revoked will be voted in accordance with the specifications thereon. If no specifications are made in an executed proxy, the persons named in the accompanying proxy card(s) will vote the shares represented by such proxies (1) for the Board of Directors’ slate of directors, (2) for the ratification of the selection of Deloitte & Touche LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the fiscal year ending October 31, 2018, (3) for the approval, in a non-binding, advisory vote, of the compensation of the Company’s named executive officers, (4) for the approval of an amendment to the Company’s stockholder rights plan, (5) for the approval of an amendment to the Company’s Restated Certificate of Incorporation and (6) on any other matters as recommended by the Board of Directors, unless contrary instructions are given.

Any person may revoke a previously designated proxy before it is exercised. If you voted by Internet, telephone or mail and are a shareholder of record, you may change your vote and revoke your proxy by (1) delivering written notice of revocation to Michael Discafani, Secretary, provided such notice is received no later than March 12, 2018, (2) voting again by Internet or telephone at a later time before the closing of voting facilities at 11:59 p.m. (Eastern Time) on March 12, 2018, (3) submitting a properly signed proxy card with a later date that is received no later than March 12, 2018 or (4) revoking your proxy and voting in person at the 2018 Annual Meeting. If you hold your shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the 2018 Annual Meeting if you obtain a signed proxy from the record holder (bank, broker or other nominee) giving you the right to vote the applicable shares. Please note that attendance at the 2018 Annual Meeting will not by itself revoke a proxy.

We will bear the costs of soliciting proxies from the holders of our Class A Common Stock and Class B Common Stock (collectively, the “Common Stock”). We are initially soliciting these proxies by mail and electronic mail, but solicitation may be made by our directors, officers and selected other employees telephonically, electronically or by other means of communication. Directors, officers and employees who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners.

VOTING RIGHTS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Board of Directors has set January 12, 2018 as the record date for the 2018 Annual Meeting. As of the close of business on the record date, the outstanding voting securities of the Company consisted of 132,643,744 shares of Class A Common Stock, each share entitling the holder thereof to one vote, and 15,470,482 shares of Class B Common Stock, each share entitling the holder thereof to ten votes if specified ownership criteria have been met. Other than as set forth in the table below, there are no persons known to the Company to be the beneficial owners of shares representing more than 5% of either the Company’s Class A Common Stock or Class B Common Stock, which represent the classes of the Company’s voting stock.

The following table sets forth, as of January 12, 2018, (1) the Class A Common Stock and Class B Common Stock of the Company beneficially owned by holders of more than 5% of either the Class A Common Stock or the Class B Common Stock of the Company and (2) the Class A Common Stock, Class B Common Stock and Depositary Shares of the Company beneficially owned by each Director, each nominee for Director, each executive officer named in the tables set forth under “Executive Compensation” below (the “named executive officers”) and all Directors and executive officers as a group.

	Class A Common Stock (1)		Class B Common Stock (1)		Depositary Shares (1) (3)
	Amount and Nature of Beneficial Ownership	Percent of Class (2)	Amount and Nature of Beneficial Ownership	Percent of Class (2)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Directors, Nominees for Director, Named Executive Officers and Directors and Executive Officers as a Group
Ara K. Hovnanian (4)	3,453,481	2.60%	4,583,026	25.17%	—	—
Robert B. Coutts	287,157	0.22%	—	—	—	—
Edward A. Kangas	365,435	0.28%	—	—	—	—
Joseph A. Marengi	191,955	0.14%	—	—	—	—
Brad G. O’Connor	193,913	0.15%	—	—	—	—
Vincent Pagano Jr.	165,128	0.12%	—	—	—	—
Lucian T. Smith III	108,895	0.08%	—	—	—	—
J. Larry Sorsby	986,676	0.74%	—	—	—	—
Stephen D. Weinroth	343,352	0.26%	4,500	0.03%	—	—
All Directors and executive officers as a group (9 persons)	10,141,979	7.58%	11,726,172	64.40%	—	—

Holders of More Than 5%
Sirwart Hovnanian (5)	3,521,405	2.65%	—	—	—	—
Peter S. Reinhart as Trustee of the Sirwart Hovnanian 1994 Marital Trust (6)	—	—	5,210,091	33.68%	—	—
Hovnanian Family 2012 L.L.C. (7)	970,849	0.73%	3,883,395	25.10%	—	—
Trusts for Kevork S. Hovnanian’s Family (8)	3,075,138	2.32%	3,255,251	21.04%	—	—

(1)

The figures in the table with respect to Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons. Shares of Class B Common Stock are convertible at any time on a share-for-share basis to Class A Common Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”), which generally attribute ownership to persons who have or share voting or investment power with respect to the relevant securities. Shares of Common Stock that may be acquired within 60 days upon exercise of outstanding stock options are deemed to be beneficially owned. Securities not outstanding, but included in the beneficial ownership of each such person, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Except as indicated in these footnotes, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all securities shown as beneficially owned by them. Shares of Class A Common Stock subject to options currently exercisable or exercisable within 60 days of January 12, 2018, whether or not in-the-money, include the following: A. Hovnanian (0), R. Coutts (67,900), E. Kangas (106,700), J. Marengi (67,900), B. O’Connor (118,500), V. Pagano (63,428), L. Smith (67,500), J. Sorsby (547,500), S. Weinroth (168,273) and all Directors and executive officers as a group (1,207,701). Shares of Class B Common Stock subject to options currently exercisable or exercisable within 60 days of January 12, 2018, whether or not in-the-money, include the following: A. Hovnanian (2,737,500).

On July 29, 2008, the Company’s Board of Directors declared a dividend of one Preferred Stock Purchase Right for each outstanding share of Class A Common Stock and Class B Common Stock. The dividend was paid to stockholders of record on August 15, 2008. Subject to the terms, provisions and conditions of the Company’s Amended Stockholder Rights Plan (as defined below), if the Preferred Stock Purchase Rights become exercisable, each Preferred Stock Purchase Right would initially represent the right to purchase from the Company 1/10,000th of a share of Series B Junior Preferred Stock for a per share purchase price as specified in the Amended Stockholder Rights Plan. However, prior to exercise, a Preferred Stock Purchase Right does not give its holder any rights as a stockholder, including without limitation, any dividend, voting or liquidation rights.

(2)

Based upon the number of shares outstanding plus options currently exercisable or exercisable within 60 days of January 12, 2018, held by the applicable Director, nominee, named executive officer, group or other holder.

(3)	Each Depositary Share represents 1/1,000th of a share of 7.625% Series A Preferred Stock.

(4)

Includes 372,116 shares of Class A Common Stock and 431,394 shares of Class B Common Stock held in family-related trusts as to which Ara Hovnanian has shared voting power and shared investment power and 23,400 shares of Class A Common Stock and 195,450 shares of Class B Common Stock held by Mr. Hovnanian’s wife and daughter. Ara Hovnanian disclaims beneficial ownership of such shares, except to the extent of his potential pecuniary interest in such other accounts and trusts. Of the shares of Class A Common Stock and Class B Common Stock beneficially held by Mr. Hovnanian, 1,680,460 and 314,937 shares, respectively, have been pledged as collateral for a loan with Alex Brown, which remains outstanding. Also, of the Class A Common Stock beneficially held by Mr. Hovnanian, 1,377,505 shares have been pledged as collateral for a loan with Morgan Stanley, which also remains outstanding.

(5)

Represents 3,521,405 shares of Class A Common Stock held by Sirwart Hovnanian, wife of the Company’s deceased Chairman Kevork S. Hovnanian. The business address of Mrs. Hovnanian is 110 West Front Street, Red Bank, New Jersey 07701.

(6)

Includes 4,833,826 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the “Limited Partnership”). Peter S. Reinhart, as trustee of the Sirwart Hovnanian 1994 Marital Trust (the “Marital Trust”), is the managing general partner of the Limited Partnership and, as such, has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership, as well as the 376,265 shares of Class B Common Stock held directly by the Marital Trust. Mr. Reinhart disclaims beneficial ownership of the shares held by the Limited Partnership and the Marital Trust. Mr. Reinhart’s business address is 110 West Front Street, Red Bank, New Jersey 07701.

(7)

Represents 970,849 shares of Class A Common Stock and 3,883,395 shares of Class B Common Stock held by the Hovnanian Family 2012 L.L.C. (the “2012 LLC”). Ara Hovnanian is the special purpose manager with respect to investments in the Company, and accordingly, the shares held by the 2012 LLC are included in “All Directors and executive officers as a group,” but such shares are not also included in Mr. Hovnanian’s separate figure of beneficial ownership. The business address of the 2012 LLC is 110 West Front Street, Red Bank, New Jersey 07701.

(8)

Represents 3,075,138 shares of Class A Common Stock and 3,255,251 shares of Class B Common Stock held by the various trusts for the benefit of members of the family of Kevork S. Hovnanian. Ara Hovnanian is the special purpose trustee with respect to investments in the Company and, accordingly, the shares held by these trusts are included in “All Directors and executive officers as a group,” but such shares are not also included in Mr. Hovnanian’s separate figure of beneficial ownership. The business address of the trusts is 110 West Front Street, Red Bank, New Jersey 07701.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers, directors, persons who beneficially own more than 10% of a registered class of the Company’s equity securities and certain entities associated with the foregoing (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. These Reporting Persons are required by SEC rules to furnish the Company with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC.

Based solely on the Company’s review of copies of the forms and amendments of forms it has received and written representations from the Company’s officers and directors, the Company believes that, with respect to the fiscal year ended October 31, 2017, all the Reporting Persons complied with all applicable filing requirements.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Amended and Restated By-laws (the “Restated By-laws”) provide that the Board of Directors shall consist of up to eleven Directors who shall be elected annually by the shareholders. The Company’s Restated Certificate of Incorporation requires that, at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent, as defined therein.

Under the rules of the New York Stock Exchange (the “NYSE”), listed companies of which more than 50% of the voting power for the election of directors is held by an individual, group or other entity are not required to have a majority of independent directors, as defined by NYSE rules, or to comply with certain other requirements. Because Mr. A. Hovnanian, members of the family of Kevork S. Hovnanian (the “Hovnanian Family”) and various trusts and entities established for the benefit of the Hovnanian Family hold more than 50% of the voting power of the Company, the Company is a controlled company within the meaning of the rules of the NYSE. However, the Company does not currently avail itself of any of the exemptions afforded to controlled companies under the NYSE rules. This may change in the future at the Company’s discretion.

The Board of Directors has determined that a Board of Directors consisting of the seven nominees listed below is the best composition in order to satisfy both the independence requirements of the Company’s Restated Certificate of Incorporation as well as the rules of the NYSE. The Board of Directors has also determined that Messrs. Coutts, Kangas, Marengi, Pagano and Weinroth are independent as defined under the Company’s Restated Certificate of Incorporation and the NYSE rules. The Company’s Restated Certificate of Incorporation may be found on the Company’s website at www.khov.com under “Investor Relations”, “Corporate Governance.”

The following individuals have been recommended to the Board of Directors by the Corporate Governance and Nominating Committee and approved by the Board of Directors to serve as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

In the event that any of the nominees for Director should become unavailable to serve as a Director, it is intended that the shares represented by proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director. Proxies cannot be voted for a greater number of persons than the number of nominees shown below.

Board of Directors

Name	Age	Company Affiliation	Year First Became a Director
Ara K. Hovnanian	60	President, Chief Executive Officer, Chairman of the Board & Director	1981
Robert B. Coutts	67	Director	2006
Edward A. Kangas	73	Director	2002
Joseph A. Marengi	64	Director	2006
Vincent Pagano Jr.	67	Director	2013
J. Larry Sorsby	62	Executive Vice President, Chief Financial Officer & Director	1997
Stephen D. Weinroth	79	Director	1982

Board of Directors — Composition

The Board of Directors seeks to ensure that the Board of Directors is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board of Directors to satisfy its oversight responsibilities effectively. As discussed below under “Corporate Governance and Nominating Committee” beginning on page 9, a slate of Directors to be nominated for election at the annual shareholders’ meeting each year is approved by the Board of Directors after recommendation by the Corporate Governance and Nominating Committee. In the case of a vacancy on the Board of Directors (other than one resulting from removal by shareholders), the Corporate Governance and Nominating Committee will identify individuals believed to be qualified candidates to serve on the Board of Directors and shall review the candidates who have met those qualifications with the Company’s Chairman who will determine if the candidate is eligible for recommendation by the Corporate Governance and Nominating Committee to the full Board of Directors. The Board of Directors will then approve a director nominee to fill the vacancy on the Board of Directors. In identifying candidates for Director, the Corporate Governance and Nominating Committee, the Chairman and the Board of Directors take into account (1) the comments and recommendations of members of the Board of Directors regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members that may be identified in connection with the self-assessments described below under “Corporate Governance and Nominating Committee” beginning on page 9, (2) the requisite expertise and sufficiently diverse backgrounds of the Board of Directors’ overall membership composition, (3) the independence of non-employee Directors and possible conflicts of interest of existing and potential members of the Board of Directors and (4) all other factors such bodies and persons consider appropriate. Although the Company has no formal policy regarding diversity, the Corporate Governance and Nominating Committee and the Board of Directors include diversity as one of several criteria that they consider in connection with selecting candidates for the Board of Directors. The Board of Directors seeks to ensure that it is composed of members whose particular background, expertise, qualifications, attributes and skills, when taken together, allow the Board of Directors to satisfy its oversight responsibilities effectively.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Corporate Governance and Nominating Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth below on pages 7 to 8. In particular the Corporate Governance and Nominating Committee and the Board of Directors considered, with regard to:

●

Mr. Coutts, his strong background in the manufacturing sector and technology and program experience, believing that his experience with a large multinational corporation engaged in the manufacture of complicated products is invaluable in evaluating the multiple integrated processes in the homebuilding business and also valuable in performance management and other aspects of the Company;

●	Mr. Kangas, his significant experience, expertise and background in accounting matters, including the broad perspective brought by his experience in advising clients in many diverse industries;

●

Mr. Marengi, his strong background in the technology sector, because new technologies and their cost and benefit analyses and vigilance in the areas of cybersecurity and data protection are important to the Company;

●

Mr. Pagano, his significant experience, expertise and background in legal and capital markets matters, including the broad perspective brought by his experience in advising clients in the homebuilding industry and many other diverse industries;

●

Mr. Weinroth, his many years of experience in the investment banking field, which is particularly valuable to the Company as it continues to evaluate its debt profile and capital structure and various financing and refinancing alternatives;

●	Mr. Hovnanian, our Chief Executive Officer and Chairman of the Board, his more than thirty-five years of experience with the Company; and

●	Mr. Sorsby, our Chief Financial Officer, his more than twenty-five years of experience with the Company.

Board of Directors — Nominees’ Biographies

Mr. Hovnanian has been Chief Executive Officer since July 1997 after being appointed President in 1988 and Executive Vice President in 1983. Mr. Hovnanian joined the Company in 1979, has been a Director of the Company since 1981 and was Vice Chairman from 1998 through November 2009. In November 2009, he was elected Chairman of the Board following the death of Kevork S. Hovnanian, the chairman and founder of the Company and the father of Mr. Hovnanian.

Mr. Coutts retired from the position of Executive Vice President of Lockheed Martin Corporation (NYSE), which he held from 2000 to 2008. Mr. Coutts was President and Chief Operating Officer of the former Electronics Sector of Lockheed Martin. He was elected an officer by the Board of Directors of Lockheed Martin in December 1996. Mr. Coutts held management positions with General Electric Corporation (NYSE) from 1972 to 1993 and was with GE Aerospace when it became part of Lockheed Martin in 1993. Mr. Coutts is the retired Chairman of Sandia Corporation, a subsidiary of Lockheed Martin Corporation, and serves on the Compensation Committee and as Chair of the Corporate Governance Committee of Stanley Black and Decker (NYSE). Mr. Coutts is a member of the Board of Overseers, College of Engineering, Tufts University; a member of the Board of Wesley Theological Seminary; a member of the Board of the Baltimore Symphony Orchestra and a member of the Chapter of the National Cathedral. He was elected as a Director of Hovnanian Enterprises, Inc. in March 2006 and is a member of the Company’s Audit Committee and Compensation Committee.

Mr. Kangas was the Global Chairman and Chief Executive Officer of Deloitte from December 1989 to May 2000, when he retired. He serves as the Lead Director on the Boards of Directors of United Technologies Corp. (NYSE) and Tenet Healthcare Corporation, Inc. (NYSE), and as Chairman of the Board of Deutsche Bank USA Corporation. Mr. Kangas has also served on the Board of Directors of IntelSat (NYSE) since 2012. He was on the Board of Directors of Intuit from 2007 to 2016 and AllScripts, Inc. (NASDAQ) from 2008 to 2012. Mr. Kangas is a former Chairman of the Board of the National Multiple Sclerosis Society. Mr. Kangas was elected as a Director of Hovnanian Enterprises, Inc. in September 2002, is Chairman of the Company’s Audit Committee and a member of the Company’s Compensation Committee and Corporate Governance and Nominating Committee.

Mr. Marengi, from July 2007 to March 2012, served as a Venture Partner for Austin Ventures. Prior to that, Mr. Marengi served as senior vice president for the Commercial Business Group of Dell Inc. (NASDAQ). In this role, Mr. Marengi was responsible for the Dell units serving medium business, large corporate, government, education and healthcare customers in the United States. Mr. Marengi joined Dell in July 1997 from Novell Inc. (NASDAQ), where he was president and chief operating officer. He joined Novell in 1989 and moved through successive promotions to become executive vice president of worldwide sales and field operations. Mr. Marengi also served on the Boards of Directors of Quantum Corporation (NYSE) from 2008 to 2013 and Entorian Technologies, Inc. (formerly, the OTC Markets) from 2008 to 2012. Mr. Marengi was elected to the Board of Directors of Hovnanian Enterprises, Inc. in March 2006 and is a member of the Company’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

Mr. Pagano was a partner at the law firm of Simpson Thacher & Bartlett LLP until his retirement at the end of 2012. He was the head of the firm’s capital markets practice from 1999 to 2012 and, before that, administrative partner of the firm from 1996 to 1999. He was a member of the firm’s executive committee during nearly all of the 1996 - 2012 period. He also serves on the Boards of Directors of Cheniere Energy Partners GP, LLC, the general partner of Cheniere Energy Partners (NYSE MKT), and L3 Technologies, Inc. (NYSE). Mr. Pagano serves on the Engineering Advisory Council of Lehigh University. Mr. Pagano was elected to the Board of Directors of Hovnanian Enterprises, Inc. in March 2013, is the Chairman of the Company’s Corporate Governance and Nominating Committee and is a member of the Company’s Audit Committee.

Mr. Sorsby has been Chief Financial Officer of Hovnanian Enterprises, Inc. since 1996 and Executive Vice President since November 2000. Mr. Sorsby was also Senior Vice President from March 1991 to November 2000 and was elected as a Director of the Company in 1997. He is Chairman of the Board of Visitors for Urology at The Children’s Hospital of Philadelphia (“CHOP”) and also serves on the Foundation Board of Overseers at CHOP.

Mr. Weinroth was, from 2003 to mid-2008, a Managing Member of Hudson Capital Advisors, LLC and since then he has been an advisor to Coral Reef Capital Partners, a successor firm formed by some of the Hudson Capital employees. He is Chairman of the Board (Emeritus) of Core Laboratories, N.V. (NYSE), a global oil field service company, where he had previously been Chairman from 1994 through 2001. From 1989 to 2003, he served as Co-Chairman and head of the Investment Committee of First Britannia Mezzanine, N.V., a European private investment firm. He is presently Chairman of the U.S. Central Asia Education Foundation, a successor to the Central Asian-American Enterprise Fund, to which he was appointed by the President of the United States. Mr. Weinroth has been Chairman of four NYSE-listed companies and Chief Executive of three of them. He is also a Trustee and the immediate past Chairman of The Joyce Theatre Foundation, Inc. and Vice Chairman and a Trustee of the Paul Taylor Dance Foundation as well as a Board member of the Flea Theater. Mr. Weinroth has been a Director of Hovnanian Enterprises, Inc. since 1982, is Chairman of the Company’s Compensation Committee and is a member of its Audit Committee.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended October 31, 2017, the Board of Directors held five meetings. In addition, Directors considered Company matters and had communications with the Chairman of the Board of Directors and others outside of formal meetings. During the fiscal year ended October 31, 2017, each Director attended 100% of the meetings of the Board of Directors and at least 81% of the meetings of the committees on which such Director served. The Company’s Corporate Governance Guidelines (“Governance Guidelines”) provide that directors are expected to attend the Annual Meeting of Shareholders. All of the members of the Board of Directors attended the Annual Meeting of Shareholders held on March 14, 2017.

 Audit Committee

The members of the Audit Committee of the Board of Directors are Messrs. Kangas, Coutts, Marengi, Pagano and Weinroth. The Board of Directors has determined that all of the members of the Audit Committee meet the standards for independence in our Restated Certificate of Incorporation, which are available on the Company’s website at www.khov.com under “Investor Relations”, “Corporate Governance,” and the independence requirements mandated by the NYSE listing standards. During the fiscal year ended October 31, 2017, the Audit Committee met on twelve occasions.

The Audit Committee is currently chaired by Mr. Kangas and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company’s independent registered public accounting firm and meeting with them to review the results of their work as well as their recommendations. The Audit Committee selects the Company’s independent registered public accounting firm and also approves and reviews their fees. The duties and responsibilities of the Audit Committee are set forth in its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.” The Audit Committee is also responsible for the oversight of the Company’s Internal Audit Department. The Vice President of Internal Audit for the Company reports directly to the Audit Committee on, among other things, the Company’s compliance with certain Company procedures which are designed to enhance management’s understanding of operating issues and the results of the Audit Department’s annual audits of the various aspects of the Company’s business. For additional information related to the Audit Committee, see “The Audit Committee” below.

Compensation Committee

The Company has a Compensation Committee, although it is not required to have such a committee because it is a controlled company under the rules of the NYSE. The members of the Compensation Committee of the Board of Directors are Messrs. Weinroth, Coutts, Kangas and Marengi. The Board of Directors has determined that all of the members of the Compensation Committee meet the standards for independence in our Restated Certificate of Incorporation and the independence requirements mandated by the rules of the NYSE and SEC. In addition, all members of the Compensation Committee qualify as “Non-Employee Directors” for purposes of Rule 16b-3 under the Exchange Act and as “outside directors” for purposes of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), although in light of recent tax legislation amending Section 162(m), the Company may in the future determine to forgo having its Compensation Committee members qualify as “outside directors” for Section 162(m) purposes. The duties and responsibilities of the Compensation Committee are set forth in its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.” During the fiscal year ended October 31, 2017, the Compensation Committee met on four occasions.

The Compensation Committee is currently chaired by Mr. Weinroth and is responsible for reviewing salaries, bonuses and other forms of compensation for the Company’s senior executives, key management employees and non-employee Directors and is active in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria used and factors considered by the Compensation Committee in reviewing and determining executive compensation, see “The Compensation Committee” and “Compensation Discussion and Analysis” below.

Corporate Governance and Nominating Committee

The Company has a Corporate Governance and Nominating Committee, although the Company is not required to have such committee because it is a controlled company under the rules of the NYSE. The members of the Corporate Governance and Nominating Committee of the Board of Directors are Messrs. Pagano, Kangas and Marengi. The Board of Directors has determined that all of the members of the Corporate Governance and Nominating Committee meet the standards for independence in our Restated Certificate of Incorporation and the independence requirements mandated by the NYSE listing standards. During the fiscal year ended October 31, 2017, the Corporate Governance and Nominating Committee met on three occasions.

The Corporate Governance and Nominating Committee is currently chaired by Mr. Pagano. The Corporate Governance and Nominating Committee is responsible for corporate governance matters, reviewing and recommending nominees for the Board of Directors, succession planning and other Board-related policies. The Corporate Governance and Nominating Committee also oversees the annual performance evaluation of the Board of Directors and its committees, the Board of Directors’ periodic review of the Governance Guidelines and compliance with the Company’s Related Person Transaction Policy.

The Governance Guidelines require that each Director annually prepares an assessment of each Board committee on which such Director serves as well as of the full Board of Directors as to the effectiveness of each committee and the full Board of Directors and any recommendations for improvement. The duties and responsibilities of the Corporate Governance and Nominating Committee are set forth in its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance,” and the Governance Guidelines are available at the same website address under “Investor Relations”, “Corporate Governance/Guidelines.”

In conducting its nomination function, among other factors, the Corporate Governance and Nominating Committee generally considers the size of the Board of Directors best suited to fulfill its responsibilities, the Board of Directors’ overall membership composition to ensure the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds, the independence of non-employee directors and possible conflicts of interest of existing and potential members of the Board of Directors, as more fully described under “Proposal 1 – Election of Directors – Board of Directors – Composition” above.

The Company does not have a specific policy regarding shareholder nominations of potential directors to the Board of Directors, other than through the process described under “Shareholder Proposals for the 2019 Annual Meeting” below. The Corporate Governance and Nominating Committee will consider director candidates recommended by shareholders in the same manner as it considers candidates recommended by others. Possible nominees to the Board of Directors may be suggested by any Director and given to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee may seek potential nominees and engage search consultants to assist it in identifying potential nominees. The Corporate Governance and Nominating Committee’s charter contains a provision stating that it shall consider all factors it considers appropriate, including the benefits of racial and gender diversity. The Corporate Governance and Nominating Committee recommends to the Board of Directors a slate of nominees for the Board of Directors for inclusion in the matters to be voted upon at each Annual Meeting. The Company’s Restated By-laws provide that Directors need not be shareholders. Vacancies on the Board of Directors, other than those resulting from removal by shareholders, may be filled by action of the Board of Directors.

VOTE REQUIRED

The election of the nominees to the Company’s Board of Directors for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors are elected and qualified, requires that each director be elected by the affirmative vote of a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2018 Annual Meeting. In determining whether each director has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such matter because such shares are not considered votes cast.

Mr. Hovnanian and others with voting power over the shares held by the Hovnanian Family and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of the nominees named in this proposal. Because of their collective voting power, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the election of the nominees named in this proposal to the Company’s Board of Directors.

PROPOSAL 2 — RATIFICATION OF THE SELECTION OF AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The selection of an independent registered public accounting firm to examine financial statements of the Company to be made available or transmitted to shareholders and to be filed with the SEC for the fiscal year ending October 31, 2018 is submitted to this 2018 Annual Meeting for ratification. Deloitte & Touche LLP has been selected by the Audit Committee of the Company to examine such financial statements. In the event that the shareholders fail to ratify the appointment, the Audit Committee will consider the view of the shareholders in determining its selection of the Company’s independent registered public accounting firm for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a new independent registered public accounting firm at any time if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

The Company has been advised that representatives of Deloitte & Touche LLP will attend the 2018 Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement if the representatives so desire.

VOTE REQUIRED

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to examine financial statements of the Company for the year ending October 31, 2018 requires the affirmative vote of a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2018 Annual Meeting. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no impact on such matter because such shares are not considered votes cast.

Mr. Hovnanian and others with voting power over the shares held by the Hovnanian Family and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of this proposal. Because of their collective voting power, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending October 31, 2018.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding advisory vote, the compensation of our named executive officers, as disclosed on pages 19 to 58.

In considering their vote, shareholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers (“NEOs”) presented in “Compensation Discussion and Analysis” on pages 19 to 41, as well as the discussion regarding the Compensation Committee on pages 16 to 18.

As we discuss in the “Compensation Discussion and Analysis” section, the Board of Directors believes that the Company’s long-term success depends in large measure on the talents of the Company’s employees. The Company’s compensation system plays a significant role in the Company’s ability to attract, retain and motivate the highest quality associates in a difficult market. The principal underpinnings of the Company’s compensation system are an acute focus on performance, shareholder alignment, sensitivity to the relevant market place and a long-term orientation.

The Compensation Committee ties increases or decreases in overall compensation to the achievement of key performance factors the Board of Directors believes are critical to the Company’s success during that period. For fiscal 2017, the Chairman of the Board, President and Chief Executive Officer’s (the “CEO”) total compensation as reported in the Summary Compensation Table was 27.1% lower than in fiscal 2016 and the lowest it has been since fiscal 2012. The CEO's total direct compensation was in the bottom quartile when ranked against the Peer Group for fiscal year 2016 and 30.74% below the Peer Group median.

As context for setting the Company’s compensation programs, the Committee considered that at the point at which housing starts were at the lowest levels during the great housing recession in 2009, the Company had written off over $2.5 billion of asset value and as a result was significantly overleveraged. During this period, many homebuilders declared bankruptcy and certain others significantly diluted shareholders via new equity issuances or by selling their companies at extremely low valuations. Hovnanian’s management chose to preserve shareholder value by managing the Company for growth and taking creative steps to refinance and pay down its heavy debt load. From the beginning of 2009, the Company has reduced its debt by almost $900 million. Despite this reduction, the Company is still overleveraged and as a result has a large interest expense burden which causes profitability to be extremely difficult to achieve until such time as the Company grows or is able to further reduce its debt position. However, when measuring pure operating performance by the ratio of adjusted EBIT to inventory, the Company has performed in the top quartile of its peer group for its last two fiscal years. Given the alternative choices of significant shareholder dilution or significantly reduced profitability, until the Company can achieve sufficient profitability to further reduce debt, the Committee continues to believe it is in its shareholders’ best interest to have management focus on preserving equity value. Given these challenges and the Company’s debt burden, the Company’s variable compensation programs are weighted toward metrics such as liquidity, shareholder value preservation, debt reduction, alternative capital raises, adjusted EBIT Return on Inventory and gross margin.

The Compensation Committee’s policies and actions have included the following:

●	Selection of bonus metrics that correspond to the financial and strategic operational needs of the Company during the relevant period.

●	Focus on increasing profitability and lowering or refinancing debt or reducing interest expense over multi-year performance periods through periodic long-term incentive awards for all NEOs.

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Practice of tying portions of equity awards to performance criteria. For example, in fiscal 2017, the CEO, the Executive Vice President and Chief Financial Officer (the “CFO”) and the Chief Operating Officer (the “COO”) were granted Market Share Units (“MSUs”) which are tied to stock price performance. Half of these MSUs are also subject to financial performance conditions – gross margin improvement and pre-tax profit – in addition to the stock price performance conditions applicable to all of the MSU awards. Additional details are described below under “Compensation Discussion and Analysis – Details of Compensation Elements – Stock Grants.”

●	Active management of both equity award levels and the number of shares available for new equity-based awards.

The text of the resolution in respect of this proposal is as follows:

“Resolved, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement relating to the Company’s Annual Meeting of Shareholders to be held on March 13, 2018, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

Our Board of Directors recommends that shareholders vote FOR approval of this resolution.

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S STOCKHOLDER RIGHTS PLAN

We are seeking the approval by our stockholders of an amendment to the Company’s Rights Agreement with Computershare Trust Company, N.A., as successor rights agent, effective August 14, 2008 (the “Stockholder Rights Plan”). On January 8, 2018, the Board approved an amendment, effective January 11, 2018, to the Stockholder Rights Plan (the “Stockholder Rights Plan Amendment” and the Stockholder Rights Plan, as amended by the Stockholder Rights Plan Amendment, the “Amended Stockholder Rights Plan”) as further described below. Stockholder approval of the Stockholder Rights Plan Amendment is required by August 14, 2019 or the Amended Stockholder Rights Plan will automatically expire on that date.

In 2008, the Company, with stockholder approval, took action designed to protect stockholder value by attempting to preserve the Company’s ability to use its net operating losses and built-in losses (“NOLs”) within the meaning of Section 382 of the Code. These actions included:

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adopting an amendment to the Company’s Restated Certificate of Incorporation (the “NOL Protective Amendment”) which limits direct or indirect transfers of Class A Common Stock (see Paragraph Eight of the Company’s Restated Certificate of Incorporation, filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2013). The transfer restrictions contained in the NOL Protective Amendment are intended to prevent “ownership changes” as defined in Section 382 of the Code which could jeopardize the Company’s ability to use its NOLs; and

●

entering into the Stockholder Rights Plan. Because the transfer restrictions of the NOL Protective Amendment may not be enforceable in all circumstances, the Board believed it was in the best interest of the Company and its stockholders to also adopt the Stockholder Rights Plan to further protect the Company’s NOLs. The Stockholder Rights Plan was subsequently approved by the Company’s stockholders at a special stockholders meeting on December 5, 2008.

By its terms, the Stockholder Rights Plan would have expired on August 14, 2018 unless action was taken to extend its term. The Board has concluded that it is still in the best interest of the Company and its stockholders to prevent limitations on the Company’s ability to use its approximately $1.6 billion (pre-tax) federal net operating losses as of October 31, 2017 which expire between 2028 and 2037. Because the amount and timing of the Company’s future taxable income, if any, cannot be accurately predicted, the Company cannot estimate the exact amount of the NOLs that it can ultimately use to reduce its income tax liability. Although the Company is unable to quantify an exact value, it believes the NOLs are a valuable asset. The Board believes that the provisions of the NOL Protective Amendment and the Stockholder Rights Plan are important tools in avoiding adverse impacts from Section 382 limitations and protecting stockholder value. Therefore, on January 8, 2018, the Board approved the Stockholder Rights Plan Amendment, which:

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extends the expiration date of the Stockholder Rights Plan until the earliest of (1) August 14, 2021, (2) the time at which the rights are redeemed pursuant to the Amended Stockholder Rights Plan, (3) the time at which the rights are exchanged pursuant to the Amended Stockholder Rights Plan, (4) the Board’s determination that the Amended Stockholder Rights Plan is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 of the Code or any successor statute, (5) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward and (6) August 14, 2019 if stockholder approval of the Stockholder Rights Plan Amendment has not been obtained;

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decreases the “Purchase Price” for each one ten-thousandth of a share of the Company’s Series B Junior Preferred Stock as described below under “−Summary Description of Amended Stockholder Rights Plan” from $35.00 to $16.60 in light of the decrease in the trading price of the Company’s Class A Common Stock since the adoption of the Stockholder Rights Plan; and

●

makes conforming changes to the exhibits of the Stockholder Rights Plan to incorporate the above amendments and to otherwise clarify that references to the Stockholder Rights Plan include any amendment to the Stockholder Rights Plan.

The Board has determined that it is advisable and in the Company’s best interests, and in the best interests of the Company’s stockholders, to approve the Stockholder Rights Plan Amendment which was adopted by the Board on January 8, 2018. Under the Amended Stockholder Rights Plan, stockholder approval of the Stockholder Rights Plan Amendment is required by August 14, 2019 or the Amended Stockholder Rights Plan will automatically expire on that date.

Summary Description of Amended Stockholder Rights Plan

The Amended Stockholder Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A Common Stock (an “Acquiring Person”) without the approval of the Board. Stockholders who owned 4.9% or more of the Company’s outstanding Class A Common Stock as of the close of business on August 15, 2008 will not trigger the Amended Stockholder Rights Plan so long as they do not (1) acquire any additional shares of Class A Common Stock or (2) fall under 4.9% ownership of Class A Common Stock and then re-acquire 4.9% or more of the Class A Common Stock. The Amended Stockholder Rights Plan does not exempt any future acquisitions of Class A Common Stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. The Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Amended Stockholder Rights Plan.

The Rights.     The Board authorized the issuance of one right per each outstanding share of Class A Common Stock and Class B Common Stock payable to the Company’s stockholders of record as of August 15, 2008. Subject to the terms, provisions and conditions of the Amended Stockholder Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $16.60 (the “Purchase Price”). If issued, each one ten-thousandth of a share of Series B Junior Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of Class A Common Stock. However, prior to exercise, a right does not give its holder any rights as a stockholder, including without limitation any dividend, voting or liquidation rights.

Exercisability.     The rights will not be exercisable until the earlier of (1) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (2) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% of the Class A Common Stock.

We refer to the date that the rights become exercisable as the “Distribution Date.” Until the Distribution Date, Class A Common Stock and Class B Common Stock certificates will evidence the rights and may contain a notation to that effect. Any transfer of shares of Class A Common Stock and/or Class B Common Stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Class A Common Stock or Class B Common Stock.

After the Distribution Date, each holder of a right, other than rights beneficially owned by any Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, that number of shares of Class A Common Stock or Class B Common Stock, as the case may be, having a market value of two times the Purchase Price.

Exchange.     After the Distribution Date, the Board may exchange the rights (other than rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of Class A Common Stock or Class B Common Stock, as the case may be, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment).

Expiration.     The rights and the Amended Stockholder Rights Plan will expire on the earliest of (1) August 14, 2021, (2) the time at which the rights are redeemed pursuant to the Amended Stockholder Rights Plan, (3) the time at which the rights are exchanged pursuant to the Amended Stockholder Rights Plan, (4) the Board’s determination that the Amended Stockholder Rights Plan is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 of the Code or any successor statute, (5) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward and (6) August 14, 2019 if stockholder approval of the Stockholder Rights Plan Amendment has not been obtained.

Redemption.     At any time prior to the time an Acquiring Person becomes such, the Board may redeem the rights in whole, but not in part, at a price of $0.01 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Anti-Dilution Provisions.     The purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or Class A Common Stock or Class B Common Stock. No adjustments to the purchase price of less than 1% will be made.

Amendments.     Before the Distribution Date, the Board may amend or supplement the Amended Stockholder Rights Plan without the consent of the holders of the rights. After the time that the rights have become no longer redeemable, the Board may amend or supplement the Amended Stockholder Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Amended Stockholder Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder, and no such amendment may cause the rights to again become redeemable or cause the Amended Rights Agreement to become amendable other than in accordance with this sentence.

The above description of the Amended Stockholder Rights Plan is qualified in its entirety by reference to the text of the Stockholder Rights Plan Amendment and the Stockholder Rights Plan, which are attached hereto as Annex A-1 and Annex A-2, respectively. You are urged to read carefully each of the Stockholder Rights Plan Amendment and the Stockholder Rights Plan in its entirety.

VOTE REQUIRED

Approval of the Stockholder Rights Plan Amendment requires the affirmative vote of a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2018 Annual Meeting. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such proposal because such shares are not considered votes cast. Mr. Hovnanian and others with voting power over the shares held by the Hovnanian Family and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of the proposal. Because of their collective voting power, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the approval of the Stockholder Rights Plan Amendment.

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION

We are seeking the approval by our stockholders of an amendment to Paragraph (5) of Section (a) of Article Fourth of the Company’s Restated Certificate of Incorporation (the “Charter Amendment”), in the form attached to this proxy statement as Annex B.

Our Board is seeking the approval by our stockholders of the Charter Amendment in connection with the settlement agreement (the “Settlement Agreement”) the Company entered into on December 18, 2017 to resolve a derivative and class action lawsuit filed in the Delaware Court of Chancery on December 21, 2016 by plaintiff Mr. Joseph Hong relating to the Board’s decisions to grant Mr. Ara K. Hovnanian equity awards in the form of Class B Common Stock. Pursuant to the Settlement Agreement, which remains subject to approval by the Delaware Court of Chancery, the Company agreed, among other things, to submit for stockholder approval at the 2018 Annual Meeting a resolution to amend the Company’s Restated Certificate of Incorporation as provided in the Charter Amendment in order to affirm that in the event of a merger, consolidation, acquisition, tender offer, recapitalization, reorganization or other business combination, the same consideration will be provided for shares of Class A Common Stock and Class B Common Stock unless different treatment of the shares of each such class is approved separately by a majority of each class.

The Charter Amendment would revise Paragraph (5) of Section (a) of Article Fourth of the Restated Certificate of Incorporation as follows (new text is underlined with references to the “Corporation”, meaning the Company):

Merger, Consolidation, Etc.

In the event of a merger ~~or~~, consolidation, acquisition, tender offer, recapitalization, reorganization or other business combination to which the Corporation is a party (whether or not the Corporation is the surviving corporation), in which shares of Class A Common Stock and Class B Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, and in such event, each share of Class A Common Stock and Class B Common Stock shall be entitled to receive the same per share consideration pursuant to such merger ~~or~~, consolidation, acquisition, tender offer, recapitalization, reorganization or other business combination unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class. Nothing contained in this Paragraph (5) shall limit or restrict any conversion of shares of Class B Common Stock into shares of Class A Common Stock permitted by Section ~~4~~3 above.

The Board has determined that it is advisable and in the Company’s best interests, and in the best interests of its stockholders, to approve the Charter Amendment to affirm the equal treatment of shares of the Company’s Class A Common Stock and Class B Common Stock in connection with the transactions described therein. If the Charter Amendment is adopted by the required vote of our stockholders, we intend to file a certificate of amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware (such filing is expected to occur promptly following the 2018 Annual Meeting). The Charter Amendment will be effective immediately upon acceptance of filing of the certificate of amendment by the Secretary of the State of Delaware.

This summary of the proposed Charter Amendment is qualified in its entirety by reference to the form of the Charter Amendment which is attached hereto as Annex B.

VOTE REQUIRED

Approval of the Charter Amendment requires (1) the affirmative vote of the holders of a majority in voting power of the outstanding Class A Common Stock and Class B Common Stock entitled to vote, voting together, and (2) the affirmative vote of the holders of a majority in voting power of the outstanding Class B Common Stock entitled to vote, voting separately as a class. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal. Mr. Hovnanian and others with voting power over the shares held by the Hovnanian Family and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of this proposal. Because of their collective voting power, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the approval of the Charter Amendment.

THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the “Committee”) is the principal overseer of the Company’s various policies and procedures related to executive compensation. The Committee meets at least four times a year to discuss industry trends with regard to overall compensation issues and consults with outside compensation consultants as needed. The Committee is governed by its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

Areas of Responsibility

The Committee, in conjunction with the Board of Directors and with management’s input, shapes the Company’s executive compensation philosophy and objectives. In particular, the Committee is charged with:

●

Reviewing and approving, at least annually, the salaries, bonuses and other forms of compensation, including equity grants, for the Company’s senior executives (which include the CEO, the CFO, the COO and the Vice President — Chief Accounting Officer and Corporate Controller (the “CAO”);

●	Reviewing, at least annually, compensation paid to the Company’s non-employee Directors;

●	Participating in the review of compensation of other designated key employees of the Company;

●

Periodically reviewing the Company’s policies and procedures pertaining to the Company’s equity award plans and forms of equity grants to all employees and non-employee Directors, employee benefit plans (for example, the 401(k) plan and deferred compensation plans), severance agreements and executive perquisites;

●	Fostering good corporate governance practices as they relate to executive compensation;

●

Reviewing, at least annually, as part of the Board of Directors’ oversight responsibilities, the Company’s compensation program and reports from management regarding its assessment of whether there are any compensation risks that are reasonably likely to result in a material adverse effect on the Company (see “Oversight of Risk Management” below); in addition, the Committee regularly considers business and compensation risks as part of its process for establishing performance goals and determining incentive awards for each of the NEOs;

●

Reviewing and discussing with management the “Compensation Discussion and Analysis” (the “CD&A”) for inclusion in the Company’s annual proxy statement and, based on that review and discussion, determining whether or not to recommend to the Board of Directors that the CD&A be included in the Company’s annual proxy statement; and

●

Preparing the compensation committee report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations of the NYSE, SEC and other applicable regulatory bodies.

The Committee’s actions and procedures are discussed in more detail next and further below under “Compensation Discussion and Analysis.”

Compensation Review Process for the Named Executive Officers

The Committee, in conjunction with the Board of Directors and with management’s input, is responsible for making decisions related to the overall compensation of the NEOs.

At least annually, the Committee establishes objective financial measures for determining bonus awards to the NEOs. The Committee also considers salary, employee benefits and discretionary bonus awards, if any, for the NEOs.

In determining overall compensation for the NEOs, the Committee may consult with other members of the Board of Directors, including the CEO and the CFO, rather than relying solely on the Company’s financial performance measures in determining their compensation. These individuals often provide the Committee with insight on the individual performance of executives (other than with respect to themselves), including the achievement of personal objectives, if any. The CEO and CFO are not present for the Committee’s evaluation of their individual performance. The Committee also reviews and analyzes the compensation of the named executive officers of the Company’s peer group of 11 publicly-traded homebuilding companies (the “Peer Group”), discussed further below. The Committee may engage outside compensation consultants in relation to various compensation issues. The Committee may also instruct a compensation consultant to provide assistance in fostering an overall compensation program that aligns with its compensation philosophy to guide, motivate, retain and reward its executives for the achievement of the Company’s financial performance, strategic initiatives and individual goals, including increased long-term shareholder value during a challenging business environment. Notwithstanding any input from compensation consultants and management, the Committee has the sole discretion to make all final decisions related to NEO compensation.

Outside Compensation Consultant

For fiscal 2017, the Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as the Committee’s outside compensation consultant to provide certain services related to executive and non-employee Director compensation. In fiscal 2017, FW Cook assisted the Committee with its review of the Company’s annual bonus and long-term incentive plans for the NEOs as well as its review of the compensation program for the non-employee Directors. FW Cook does not provide any other services to the Company unless approved by the Committee, and no such services were provided in fiscal 2017. After considering the relevant factors, the Company determined that no conflicts of interest have been raised in connection with the services FW Cook performed for the Committee in fiscal 2017.

The Committee’s primary objective in engaging FW Cook has been to obtain advice and feedback related to maintaining programs that provide compensation opportunities for executives within the median range of the competitive homebuilder Peer Group for comparable financial performance. FW Cook also provided assistance to the Committee in fostering an overall compensation program as discussed above.

The Committee weighs the advice and feedback from its compensation consultant and the members of the Board of Directors, as well as the views of, and information gathered by, the members of management it has consulted in conjunction with its review of other information the Committee considers relevant, when making decisions or making recommendations to the full Board of Directors regarding executive compensation.

Board Communication

The Company’s Board of Directors is updated at least quarterly on any compensation decisions or recommendations made by the Committee, and the Committee requests feedback from the Board of Directors regarding specific compensation issues as it deems necessary.

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis provided below with the Company’s management. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017.

COMPENSATION COMMITTEE

Stephen D. Weinroth, Chair

Robert B. Coutts

Edward A. Kangas

Joseph A. Marengi

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended October 31, 2017, the members of the Compensation Committee were Messrs. Weinroth, Coutts, Kangas and Marengi. Each of Messrs. Weinroth, Coutts, Kangas and Marengi is a non-employee Director, was never an officer or employee of the Company or any of its subsidiaries and did not have any relationships requiring disclosure under Item 404(a) of Regulation S-K in this Proxy Statement. None of our executive officers served on the board of directors or compensation committee of any other entity that has or had one or more executive officers who served on our Board of Directors or our Compensation Committee during fiscal 2017.

COMPENSATION DISCUSSION AND ANALYSIS

1. EXECUTIVE SUMMARY

During fiscal 2016, we had approximately $260 million of bonds mature, which we were unable to refinance because financing was unavailable in the capital markets to companies with comparable credit ratings to ours. As a result, we shifted our focus from growth to gaining operating efficiencies and improving our bottom line, and in order to preserve and increase cash to fund our maturing debt, we decided to temporarily reduce the amount of cash we were spending on future land acquisitions and to exit from four underperforming markets during fiscal 2016. In addition, we increased our use of land banking and joint ventures in order to enhance our liquidity position. The net effect of these liquidity enhancing efforts was to temporarily reduce our ability to invest as aggressively in new land parcels as previously planned. This resulted in a reduction in our community count in fiscal 2016 and 2017, along with a decrease in net contracts during these periods, as compared to the prior year periods. However, in the fourth quarter of fiscal 2016, we were able to refinance certain of our debt maturities and had homebuilding cash of $339.8 million as of October 31, 2016. In addition, in July 2017, we successfully refinanced and extended the maturities of certain of our senior secured notes which were scheduled to mature in October 2018 and October and November 2020, with $440.0 million of new senior secured notes maturing in July 2022 and $400.0 million of new senior secured notes maturing in July 2024. While these transactions extended the maturities of a significant amount of debt giving us the ability to more fully invest in new communities again, they also resulted in a $42.3 million loss on early extinguishment of debt. When added to prior period results, this created a three-year cumulative loss, which led us to reconsider the realizability of our deferred tax assets in accordance with GAAP and record a $294.1 million non-cash increase in the valuation allowance for our deferred tax assets.

The above factors during fiscal 2016 led to a reduction in our land position and a 22.2% decline in our community count for fiscal 2017 as compared to fiscal 2016 and as a result, during fiscal 2017, we experienced mixed operating results compared to the prior year. Net contracts per average active selling community increased 12.1% to 35.1 for the year ended October 31, 2017 compared to 31.3 in the same period in the prior year. This improvement in net contracts per average active selling community demonstrates an increase in sales absorption, which allows us to be more efficient by permitting us to deliver more homes per community without any increase in fixed overheads in those communities. Active selling communities decreased from 167 at October 31, 2016 to 130 at October 31, 2017, and net contracts decreased 14.9% for the year ended October 31, 2017, compared to the same period of the prior year. For the year ended October 31, 2017, sale of homes revenues decreased 10.0% as compared to the same period of the prior year, as a result of the decreased community count.

Below are some key metrics of the Company’s performance during fiscal 2017. As noted above, the 22.2% reduction in community count in fiscal 2017 impacted a number of these metrics:

●	Total revenues for fiscal 2017 were $2.45 billion, down 10.9% from $2.75 billion for fiscal 2016;
●	Homebuilding revenues for unconsolidated joint ventures for fiscal 2017 increased 120.7% to $312.2 million compared with $141.4 million for fiscal 2016;
●

During fiscal 2017, the dollar value of net contracts, including unconsolidated joint ventures, decreased 5.7% to $2.52 billion compared with $2.67 billion for fiscal 2016, and the number of net contracts, including unconsolidated joint ventures, decreased 6.9% to 5,937 homes for fiscal 2017 compared to 6,380 homes for fiscal 2016;

●	During fiscal 2017, consolidated deliveries were 5,602 homes compared with 6,464 homes during fiscal 2016, representing a decrease of 13.3%;
●	Contract backlog, including unconsolidated joint ventures, as of October 31, 2017 was $1.1 billion for 2,437 homes, which was a decrease of 10.6% and 8.0%, respectively, compared to October 31, 2016;
●

Homebuilding gross margin percentage increased from 12.2% for the year ended October 31, 2016 to 13.2% for the year ended October 31, 2017. Homebuilding gross margin percentage, before cost of sales interest expense and land charges, increased to 17.2% compared with 16.9% in fiscal 2016. Homebuilding gross margin percentage, before cost of sales interest expense and land charges, is a non-GAAP measure. See page 43 of the Company’s Annual Report on Form 10-K filed with the SEC on December 28, 2017 for a reconciliation of this measure to homebuilding gross margin percentage, the most directly comparable GAAP measure;

●

During fiscal 2017, total selling, general and administrative expenses were $255.7 million or 10.4% of total revenues, compared with $253.1 million, or 9.2% of total revenues, for fiscal 2016. For fiscal 2017, total selling, general and administrative expenses include a $12.5 million adjustment recorded during the fourth quarter of fiscal 2017 to our construction defect reserves related to litigation. Excluding this adjustment, selling, general and administrative costs decreased $9.9 million for the year ended October 31, 2017 as compared to the prior year;

●

Pre-tax loss for fiscal 2017 was $45.2 million, which included a $34.9 million loss on extinguishment of debt and a $12.5 million adjustment recorded during the fourth quarter of fiscal 2017 to our construction defect reserves related to litigation, compared with pre-tax income of $2.4 million for fiscal 2016;

●	Total liquidity as of October 31, 2017 was $473.8 million, which was composed of $463.7 million of cash and cash equivalents, $1.7 million of restricted cash required to collateralize letters of credit and $8.4 million of availability under our unsecured revolving credit facility. As of October 31, 2016, total liquidity was $346.6 million, which was composed of $339.8 million of cash and cash equivalents, $1.7 million of restricted cash required to collateralize letters of credit and $5.1 million of availability under our unsecured revolving credit facility.

Our cash position in fiscal 2017 has allowed us to spend $555.0 million on land purchases and land development during fiscal 2017 and still have $463.7 million of homebuilding cash and cash equivalents as of October 31, 2017. This cash and the July 2017 refinancing transaction, by extending our debt maturities, will enable us to allocate additional cash to further grow our business. We continue to see opportunities to purchase land at prices that make economic sense in light of our current sales prices and sales pace and plan to continue actively pursuing such land acquisitions. New land purchases at pricing that we believe will generate appropriate investment returns and drive greater operating efficiencies are needed to return to sustained profitability.

Best Practices

●

Pay-for-Performance: The Compensation Committee ties increases or decreases in overall compensation to the achievement of key performance factors the Board of Directors believes are critical to the Company’s success during that period. For fiscal 2017, the CEO’s total compensation as reported in the Summary Compensation Table was 27.1% lower than in fiscal 2016 and the lowest it has been since fiscal 2012. The CEO’s total direct compensation was in the bottom quartile when ranked against the Peer Group for fiscal year 2016 and 30.74% below the Peer Group median.

As context for setting the Company’s compensation programs, the Committee considered that at the point at which housing starts were at the lowest levels during the great housing recession in 2009, the Company had written off over $2.5 billion of asset value and as a result was significantly overleveraged. During this period, many homebuilders declared bankruptcy and certain others significantly diluted shareholders via new equity issuances or by selling their companies at extremely low valuations. Hovnanian’s management chose to preserve shareholder value by managing the Company for growth and taking creative steps to refinance and pay down its heavy debt load. From the beginning of 2009, the Company has reduced its debt by almost $900 million. Despite this reduction, the Company is still overleveraged and as a result has a large interest expense burden which causes profitability to be extremely difficult to achieve until such time as the Company grows or is able to further reduce its debt position. However, when measuring pure operating performance by the ratio of adjusted EBIT to inventory, the Company has performed in the top quartile of its peer group for its last two fiscal years. Given the alternative choices of significant shareholder dilution or significantly reduced profitability, until the Company can achieve sufficient profitability to further reduce debt, the Committee continues to believe it is in its shareholders’ best interest to have management focus on preserving equity value. Given these challenges and the Company’s debt burden, the Company’s variable compensation programs are weighted toward metrics such as liquidity, shareholder value preservation, debt reduction, alternative capital raises, adjusted EBIT Return on Inventory and gross margin.

The Committee seeks to motivate management to achieve improved financial performance of the Company through bonus plans that reward higher performance with increased bonuses and hold management accountable for financial performance that falls below targeted levels by paying reduced bonuses. In addition, the periodic long-term incentive programs adopted by the Company have conditioned payouts on the achievement of targets for increasing profitability and lowering or refinancing debt or reducing interest expense over multi-year performance periods. Moreover, in recent years, equity awards for the CEO, CFO and COO have been in the form of MSUs, which are tied to stock price performance, and half of the awards have been subject to financial performance conditions (for awards made in fiscal 2017, gross margin improvement and pre-tax profit) in addition to the stock price performance conditions applicable to all of the MSU awards.

The following graph demonstrates the link between the CEO’s annual realized pay and the Company’s Total Shareholder Return (“TSR”). Annual realized pay includes: (1) base salary, actual annual bonus/incentive awards and other direct compensation elements (such as perquisites and personal benefits) but excludes indirect compensation elements (such as life insurance premiums, Company contributions to 401(k) and non-qualified deferred compensation accounts and unrealized above-market earnings on deferred compensation) (“Annual Compensation”) plus (2) long-term cash awards and stock awards vesting under the terms of the award during the fiscal year and the realized value of options exercised during the year based on the closing price of the Class A Common Stock on the vesting date or exercise date, as applicable.

Hovnanian CEO Pay Alignment with TSR Performance ($ `000)

(1)

The TSR Index measures the change in the Company’s stock price relative to fiscal 2014. The index is determined by comparing the fiscal year-ending stock price, or in the case of the record date, the stock price on January 12, 2018, to the ending stock price in fiscal 2014 which is set at 100.

(2)	As discussed further below, the CEO’s total direct compensation was in the bottom quartile when ranked against the Peer Group for fiscal year 2016 and 30.74% below the Peer Group median.

(3)

As reported in the Summary Compensation Table, the CEO received a 16.4% lower bonus and equity awards with a 47.5% lower grant date fair value for fiscal 2017 relative to fiscal 2016. The amount of the CEO’s realized equity compensation increased in 2017 compared to 2016 primarily due to the increase in the Company’s stock price over the past year and the deferred 2013 LTIP stock compensation for performance during fiscal 2013, 2014 and 2015 which vested in the current year under the terms of the award. See “Details of Compensation Elements” below.

Because the Summary Compensation Table uses accounting constructs to estimate values of long-term equity incentive awards at the time of grant, the Committee does not believe that it adequately measures CEO compensation for the purpose of assessing pay-for-performance alignment. These estimated values can differ significantly from the actual value that is ultimately earned from these awards. For this reason, the Committee also considers realizable pay, which captures the impact of the Company’s current share price performance on previously granted long-term incentive awards by valuing equity awards based on the fiscal year-end stock price. As such, realizable compensation helps the Committee assess the alignment of the Company’s compensation programs with the interests of its shareholders.

The following chart compares the Summary Compensation Table values reported for the CEO for the fiscal years indicated to his realizable compensation for the same time period. The CEO’s realizable pay is reflective of the rigorous performance conditions the Committee ties to his equity awards. For example, 50% of the CEO’s 2013 stock options, which would have been reflected in his realizable pay in 2014 and 2015, were forfeited since the financial performance condition was not met. Similarly, the other 50% of the CEO’s 2013 stock options, which would have been reflected in his realizable pay in 2014 and 2015, were underwater due to stock price performance. Furthermore, the 2014 and 2015 MSU grants are reflected at less than target due to the impact of the stock price performance multiplier and a quarter of the 2014 MSU grant has been permanently forfeited for the same reason. The CEO’s realizable pay in 2017 is reflective of the improvement in the Company’s stock price over the last year.

Hovnanian CEO Summary Compensation Table Pay vs. Realizable Pay ($ `000)

(1)

Reflects the three-year average (for the fiscal year indicated and the two preceding fiscal years) of base salary, actual annual bonus/incentive awards, the value of long-term equity incentive awards based on the closing trading price of the Company’s Class A Common Stock on the NYSE on the last trading day of the applicable fiscal year and other direct compensation elements (such as perquisites and other personal benefits) but excludes indirect compensation elements (such as life insurance premiums, Company contributions to 401(k) and non-qualified deferred compensation accounts and above-market earnings on deferred compensation). For completed performance cycles, the calculation is based on the actual number of shares earned. For uncompleted performance cycles, the calculation assumes the target number of shares is earned unless achievement of the targeted level of shares is no longer probable based on the financial results of the completed portion of the performance period in which case no shares are included for such period.

(2)	The CEO’s realizable pay in 2017 is reflective of the improvement in the Company’s stock price over the last year.

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Emphasis on Long-Term Value Creation and Retention: The Committee seeks to align the interests of management with the long-term interests of the Company’s shareholders by granting a significant portion of their total compensation in the form of equity awards that increase in value as the Company’s financial performance improves. The Committee also seeks to retain management by using compensation methods that require executives to be employed through various performance periods in order to receive financial benefits of certain equity grants.

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Maintaining an Appropriate Peer Group: To develop compensation programs that retain and attract executive talent with industry-specific knowledge, in constructing the Peer Group described below, the Committee selected those companies that compete directly with the Company in the homebuilding industry, are of comparable complexity in operations to the Company and are generally in the markets in which the Company competes. The Committee acknowledged that while certain members of the Peer Group have greater annual operating revenues than the Company, other members of the Peer Group have lower annual operating revenues compared to the Company. The Committee feels that it is important to compare the Company to others in the homebuilding industry, even if certain of these peers have different financial profiles, because the Company competes with homebuilding industry peers for executive talent with industry-specific knowledge and experience. Further, the Company competes directly in all of its markets with most of the Peer Group companies for customers, land and trade partners. The Committee reviews the composition of the Peer Group on an annual basis and makes adjustments, if needed. The Committee reviews the executive compensation of the Peer Group companies and seeks to award target total direct compensation opportunity (the sum of base salary, annual bonus/incentive awards and long-term incentive awards at target) for our NEOs near the median of the Peer Group, with variation in actual compensation earned both above and below the median, depending on performance.

CEO Total Direct Compensation vs. Peer Group: The following graph compares the CEO’s total direct compensation to the Peer Group chief executive officer median data for fiscal 2014 through 2016. No comparison is shown for fiscal 2017 because complete Peer Group chief executive officer median data was not available at the time of filing this Proxy Statement. The CEO’s total direct compensation was in the bottom quartile when ranked against the Peer Group for fiscal year 2016 and 30.74% below the Peer Group median. The Committee intended for total direct compensation to align with the median level of the Peer Group compensation in years when the Company performs at median levels compared to the Peer Group.

Hovnanian CEO Total Direct Compensation vs.

Peer Group CEO Median Total Direct Compensation (1)(2)

(1)

Reflects the sum of base salary, actual annual bonus/incentive awards and long-term incentive awards (including the grant date fair value of equity awards and the annualized value of long-term incentive program awards at the target outcome for performance criteria) but excludes all other compensation elements.

(2)	Data shown is based on each Peer Group company’s respective fiscal year, which varies among Peer Group companies and, consequently, may be different than the Company’s fiscal year.

●

No Employment Agreements with CEO or CFO: The Company does not maintain employment or other agreements for our CEO or CFO that provide contractual rights upon termination of employment (other than upon death or disability) except for the vesting of equity-based awards in the case of retirement or in connection with a qualifying termination in the case of a change in control. The Company does have change in control severance agreements with the COO and the CAO as discussed in footnotes 5 and 6 to the “Potential Payments Upon Termination or Change-in-Control Table.”

●	No Excise Tax Gross-Ups or Defined Benefit Pension Plans for Any NEO.

●

Maintenance and Monitoring of Stock Ownership Guidelines: The Board of Directors has established stock ownership guidelines pursuant to which the CEO, CFO and COO are requested to achieve and maintain recommended minimum levels of stock ownership as set forth below under “Stock Ownership Guidelines.”

●

Perquisites: The Committee has provided to NEOs only a few perquisites in addition to typical medical, dental and life insurance benefits, such as an auto allowance, which recognizes their requirement to travel to various company locations. Personal use of Company automobiles and its fractional aircraft share, reimbursement for country club dues and personal income tax preparation services are limited to the CEO. There are no tax gross-ups on any of our perquisites.

●

Clawback Policy: In addition to the statutory CEO and CFO reimbursement requirements under the Sarbanes-Oxley Act of 2002, it is the Company’s policy that, if we are required to restate our financial results due to material noncompliance by the Company with any financial reporting requirement under the securities laws as a result (directly or indirectly) of an executive officer’s misconduct, the Board of Directors will require, at its discretion and approval, the reimbursement and/or cancellation of any incentive-based compensation (including stock options awarded as compensation) in excess of the amount that would have been awarded based on the restated financial results. This policy applies to cash and equity incentive-based compensation awarded to the executive officer during the three-year period preceding the date on which the Company is required to prepare an accounting restatement based on erroneous data.

●

Investor Engagement: During fiscal 2017, the Company conducted proactive investor outreach programs, including having its executives attend five investor conferences as well as other meetings with the investment community and meeting by teleconference or in person with more than 210 investors either one-on-one or in small groups. As a result, the Company’s executives met with institutional holders representing approximately 73% of shares held by our top ten shareholders that are actively managed funds. The executives that participated in these investor outreach programs included Mr. Hovnanian and Mr. Sorsby, who are also members of the Board of Directors and who reported their findings from the investor feedback back to the Board of Directors. None of these investors raised concerns about the Company’s compensation practices during such meetings.

Compensation Decisions for Fiscal 2017

The Committee’s compensation decisions for fiscal 2017 reflected a conservative approach to fixed pay elements (base salary), the achievement of pre-established goals (annual bonuses) and long-term awards.

●

Base Salaries: The Committee approved a 3.0% base salary increase, which was effective December 17, 2016, for each of the CEO, CFO and CAO in consideration of their individual performance and in line with the Company’s ordinary course merit-based salary and cost of living increase practices. In connection with Mr. Smith’s appointment to COO, his base salary was increased by 18.2% effective December 17, 2016. See “Details of Compensation Elements – Base Salaries” below for additional information on base salaries.

●

Regular Annual Bonuses: Consistent with the achievement of specified financial or personal objectives, fiscal 2017 annual bonuses were paid to all NEOs. Additional details are described under “Details of Compensation Elements – Annual Bonuses – Regular Bonuses” below.

●	Discretionary Bonuses: The Committee did not award discretionary bonuses to any NEO for fiscal 2017.

●

Long-Term Awards, including stock options, MSUs and participation in the Long-Term Incentive Program described below: As further described under “Details of Compensation Elements – Stock Grants”, for fiscal 2017, the Committee granted MSUs to the CEO, CFO and COO. The Committee also determined that 50% of the MSUs would be subject to financial performance conditions in addition to the stock price performance conditions applicable to all of the MSU awards. These financial performance-based MSUs will not vest unless the specific financial performance conditions described below under “Details of Compensation Elements – Stock Grants” are met. As in prior years, the CAO received an annual stock option grant, with a right to receive all or a portion of the grant in RSUs rather than options. The CEO, CFO and CAO did not receive an additional special option grant in fiscal 2017 as they did in fiscal 2016.

●	The grant date fair value of the CEO’s fiscal 2017 equity awards was 47.5% lower than the grant date fair value of his fiscal 2016 equity awards.

2. COMPENSATION PHILOSOPHY AND OBJECTIVES

The Committee, in conjunction with the Board of Directors and with senior management, has been instrumental in shaping the Company’s compensation philosophy and objectives because of its responsibilities and oversight of the Company’s various policies and procedures concerning executive compensation.

As context for setting the Company’s compensation programs, the Committee considered that at the point at which housing starts were at the lowest levels during the great housing recession in 2009, the Company had written off over $2.5 billion of asset value and as a result was significantly overleveraged. During this period, many homebuilders declared bankruptcy and certain others significantly diluted shareholders via new equity issuances or by selling their companies at extremely low valuations. Hovnanian’s management chose to preserve shareholder value by managing the Company for growth and taking creative steps to refinance and pay down its heavy debt load. From the beginning of 2009, the Company has reduced its debt by almost $900 million. Despite this reduction, the Company is still overleveraged and as a result has a large interest expense burden which causes profitability to be extremely difficult to achieve until such time as the Company grows or is able to further reduce its debt position. However, when measuring pure operating performance by the ratio of adjusted EBIT to inventory, the Company has performed in the top quartile of its peer group for its last two fiscal years. Given the alternative choices of significant shareholder dilution or significantly reduced profitability, until the Company can achieve sufficient profitability to further reduce debt, the Committee continues to believe it is in its shareholders’ best interest to have management focus on preserving equity value. Given these challenges and the Company’s debt burden, the Company’s variable compensation programs are weighted toward metrics such as liquidity, shareholder value preservation, debt reduction, alternative capital raises, adjusted EBIT Return on Inventory and gross margin.

The six primary objectives that the Committee considers in making compensation decisions are discussed below, as are our other philosophies and mechanisms for determining compensation. In making compensation-related decisions, the Committee also considered its role in promoting good corporate governance practices.

Primary Objectives for the Compensation Program

The Company’s primary objectives for compensating its executives are as follows:

1.	To fairly compensate its executives in a manner that is appropriate with respect to their individual performance, level of responsibilities, abilities and skills;

2.	To offer compensation that guides, motivates, retains and rewards its executives for the achievement of the Company’s financial performance, strategic initiatives and individual goals;

3.	To align the executives’ interests with the interests of our shareholders;

4.

To maintain competitive pay opportunities for its executives so that it retains its talent pool and, at the same time, has the ability to attract new and highly-qualified individuals to join the organization as it grows or in the event of succession or replacement of an executive;

5.	To appropriately design the reward system in the context of a challenging business environment; and

6.	Not to incentivize a level of risk through its compensation plans that is reasonably likely to have a material adverse effect on the Company.

Tailored Compensation

Consistent with these objectives, the Company’s compensation philosophy also takes into consideration the unique roles played by each of the NEOs. The Committee seeks to individually tailor their compensation packages to align their pay mix and pay levels with their contributions to, and positions within, the Company. For example:

●

CEO, CFO and COO: Because the CEO, CFO and COO make executive decisions that influence the direction, stability and profitability of the Company, their overall compensation is intended to strongly align with objective financial measures of the Company.

●

CAO: The CAO, Mr. Brad O’Connor, has less direct responsibility for the Company’s strategic decisions and direction. Therefore, overall compensation for Mr. O’Connor reflects both objective financial measures of the Company and the attainment of personal objectives (as determined by the Committee, which may consult with the CFO, CEO and other members of senior management regarding these determinations).

Variable Incentive Compensation

The Company’s compensation philosophy emphasizes variable incentive compensation elements (bonus and long-term incentives), the value of which reflects the Company’s financial and stock performance. For the CAO, the variable incentive compensation element also includes personal performance objectives.

For all NEOs, the Committee retains the flexibility to adjust incentive awards downward or to consider discretionary bonus awards in special circumstances as described below under “Details of Compensation Elements − Annual Bonus − Discretionary Bonuses.”

Peer Group Considerations

As context for setting the compensation levels for the CEO, CFO and COO in fiscal 2017, the Committee considered the compensation levels and practices of its Peer Group companies. The Company’s Peer Group includes the following 11 publicly-traded homebuilding companies: (1) Beazer Homes USA, Inc.; (2) CalAtlantic Group, Inc.; (3) D.R. Horton, Inc.; (4) KB Home; (5) Lennar Corporation; (6) M.D.C. Holdings, Inc.; (7) Meritage Homes Corporation; (8) NVR, Inc.; (9) Pulte Group, Inc.; (10) Taylor Morrison Home Corporation; and (11) Toll Brothers, Inc. The Committee, in consultation with the Committee’s compensation consultant, FW Cook, and management, selected the companies in the Peer Group because of their comparable business profiles. In particular, to retain and attract executive talent with industry-specific knowledge, in constructing the Peer Group, the Committee selected those companies that compete directly with the Company in the homebuilding industry, are of comparable complexity in operations to the Company and are generally in the markets in which the Company competes. The Committee acknowledged that while certain members of the Peer Group have greater annual operating revenues than the Company, other members of the Peer Group have lower annual operating revenues compared to the Company. The Committee feels that it is important to compare the Company to others in the homebuilding industry, even if certain of these peers have different financial profiles, because the Company competes with homebuilding industry peers for executive talent with industry-specific knowledge and experience. Further, the Company competes directly in all of its markets with most of the Peer Group companies for customers, land and trade partners. The Committee will continue to review the appropriateness of the Peer Group composition. For the CAO, the Committee places equal or greater weight on its consideration of internal pay equity, an evaluation of individual performance contributions and other factors described in detail below.

The Committee relies on Peer Group comparisons for the CEO, CFO and COO and intends for Total Direct Compensation and the level of variable compensation realized to align with the median level of the Peer Group compensation in years when the Company performs at median levels compared to the Peer Group. Because of the limited compensation data reported for the chief accounting officer position by companies in the Peer Group, the Committee also reviews broad-based compensation survey data for the compensation of the CAO and considers internal pay relationships. The Committee does not consider the specific participants included in broad-based compensation survey data to be a material factor in its reviews. The Committee reviewed broad-based survey data in fiscal 2017 to assess current market trends with respect to compensation for the position held by the CAO.

Consideration of Market Conditions

In determining overall compensation for all the NEOs, the Committee also takes into account leadership abilities and risk management contributions, which are especially critical during challenging market conditions. In addition, in establishing compensation levels, the Committee takes into consideration market pressures, both within and outside of the homebuilding industry.

As an example of the Committee’s consideration of market conditions at the time of setting bonus formulas, for fiscal 2017, the Committee sought to emphasize pre-tax profit, liquidity, revenue and the completion of alternative capital raises. As a result, the fiscal 2017 bonus formulas for the CEO and CFO included pre-tax profit, liquidity balances, normalized revenue and alternative capital raises components. As another example of the consideration of market conditions, the Committee determined that 50% of the MSUs granted in June 2017 to the CEO, CFO and COO would be subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSU awards. These financial performance-based MSUs will not vest unless the Committee determines that the Company achieved specified levels of gross margin improvement and pre-tax profit through the end of fiscal 2019, as discussed below.

Say-on-Pay and Say-on-Frequency Votes

In light of the voting results with respect to the frequency of shareholder votes on executive compensation at the 2017 Annual Meeting of Shareholders at which a substantial majority of our shareholders (99.4% of the votes cast by shareholders of Class A Common Stock and Class B Common Stock, voting together) voted for “say-on-pay” proposals to occur every year, the Board of Directors decided that the Company would hold an advisory vote on the compensation of named executive officers every year.

The Board of Directors thoughtfully considers the opinions expressed by shareholders through their votes, periodic meetings and other communications, and believes that shareholder engagement leads to enhanced governance practices. During fiscal 2017, the Company conducted proactive investor outreach programs, including having its executives attend five investor conferences as well as other meetings with the investment community and meeting by teleconference or in person with more than 210 investors either one-on-one or in small groups. As a result, the Company’s executives met with institutional holders representing approximately 73% of shares held by our top ten shareholders that are actively managed funds. None of these investors raised concerns about the Company’s compensation practices during such meetings. Additionally, the Company periodically engages investors to discuss specific matters of importance to shareholders. The Company will continue to proactively engage shareholders and consider their concerns.

In addition, the Committee considered the result of the 2017 advisory, non-binding “say-on-pay” proposal in connection with the discharge of its responsibilities. A substantial majority of our shareholders (90.0% of the votes cast by shareholders of Class A Common Stock and Class B Common Stock, voting together) approved the compensation of our named executive officers for fiscal 2016 described in our proxy statement for the 2017 Annual Meeting of Shareholders. The Committee views this level of shareholder support as an affirmation of our current pay philosophy and, as a result, no significant substantive changes were made to the structure of our executive compensation pay programs for fiscal 2017. The Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the NEOs.

3. FISCAL 2017 COMPENSATION ELEMENTS AND COMPENSATION MIX

Compensation Elements at a Glance

There are five main compensation elements that support the Company’s compensation objectives, each of which is discussed in detail below.

1.	Base salaries;

2.	Annual bonuses;

3.	Stock grants (for example, stock option, MSU and restricted stock unit (“RSU”) awards);

4.	Long-Term Incentive Programs (“LTIPs”) (described below) (payable in both cash and stock); and

5.	Other employee benefits, including limited perquisites.

Compensation Mix

Hovnanian CEO Pay Mix

Fixed vs. Variable Compensation. A significant portion of executives’ “Total Direct Compensation” (which includes base salary, annual bonuses, stock grants and LTIP awards) opportunity consists of variable compensation – that is, the compensation ultimately realized is dependent on either Company or individual performance. Of the elements of Total Direct Compensation, base salary is fixed compensation, while annual bonuses, stock grants and LTIP awards are variable compensation. An important part of each NEO’s compensation package consists of equity awards, the ultimate value of which is tied to the Company’s stock performance. These variable elements are intended to align the executives’ performance and interests with Company performance and long-term shareholder value.

The Committee intended for variable compensation to represent a significant percentage of the Total Direct Compensation opportunity for all NEOs and, in fiscal 2017, variable compensation represented 80% of the CEO’s Total Direct Compensation opportunity. In addition, the Committee intended for Total Direct Compensation and the level of variable compensation realized to align with the median level of the Peer Group compensation in years when the Company performs at median levels compared to the Peer Group. As further described below under “Details of Compensation Elements – Stock Grants”, for fiscal 2017, the Committee granted the CEO, CFO and COO MSUs and granted the CAO stock options, with the right to receive all or a portion of the grant in RSUs rather than options. The Committee also determined that 50% of the MSUs would be subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSU awards. The CEO, CFO and CAO did not receive an additional, special option grant in fiscal 2017 as they did in fiscal 2016.

Long-Term vs. Short-Term Compensation. An important portion of each NEO’s Total Direct Compensation is long-term compensation, which may include stock option, MSU, RSU and/or LTIP awards. Short-term compensation consists of base salary and the cash portion of annual bonus amounts. Long-term compensation is intended to foster long-term commitment by the executive, employee-shareholder alignment and improved long-term shareholder value. In fiscal 2016, the Committee adopted an LTIP for the NEOs and other key senior executives of the Company, as discussed below.

4. DETAILS OF COMPENSATION ELEMENTS

Base Salaries

Base salaries are intended to reward executives for their day-to-day contributions to the Company. The Committee believes that base salaries within the competitive median range are necessary to retain the Company’s executive talent pool, and it set the fiscal 2017 base salaries of the NEOs at a level it believed to be necessary to retain such executive officers’ services. Base salaries of all the NEOs are reviewed annually by the Committee and are subject to adjustment based on factors that may include individual performance, change in responsibilities, average salary increases or decreases in the industry, compensation for similar positions in the Company’s Peer Group or broad-based compensation survey data if comparable data were unavailable from the Peer Group companies, as well as other factors, such as cost of living increases and internal pay relationships with other executives. In each of fiscal 2015, 2016 and 2017, each of the CEO, CFO and CAO received a 3.0% salary increase in consideration of his individual performance and in line with the Company’s ordinary course merit-based and cost of living salary increase practices. In connection with Mr. Smith’s appointment to COO, the Committee increased his fiscal 2017 annual base salary by 18.2%. Based on discussions with FW Cook and Peer Group market data gathered by management, the Committee determined that, including these adjustments, the base salary for the Company’s CEO is near the median base salary level for the CEOs at Peer Group companies and the base salaries for the other NEOs are within the competitive range necessary to retain the executive officers’ services.

Annual Bonuses

Regular Bonuses

The Company provides each of the NEOs with an opportunity to earn annual bonuses, which are intended to reward executives for the attainment of short-term financial objectives and, in the case of Mr. O’Connor, individual performance objectives, and for which the relevant metrics and formula are assessed annually. Fiscal 2017 annual bonus awards were made pursuant to the Company’s Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (the “Short-Term Incentive Plan”), which is a shareholder-approved plan.

The Committee has discretion under the Short-Term Incentive Plan to reduce or eliminate the amount of any bonus amounts payable to any participant based on performance or any other factors the Committee deems appropriate. Under the Short-Term Incentive Plan, the maximum bonus paid to any participant with respect to a fiscal year cannot exceed the greater of $15 million and 2.5% of the Company’s income before income taxes, as reported in its audited consolidated financial statements for that fiscal year. Bonus opportunities are intended to be competitive with industry-wide practices in order to retain and attract executive talent.

The following description provides detail as to the determination of each NEO’s fiscal 2017 annual bonus and the reasons the Committee feels that the incentive compensation paid to the NEOs is appropriate. Due to the reduced amount of the bonuses as compared to more profitable years, all bonuses for fiscal 2017 were paid 100% in cash.

●

CEO and CFO: As context for setting the Company’s compensation programs, the Committee considered that at the point at which housing starts were at the lowest levels during the great housing recession in 2009, the Company had written off over $2.5 billion of asset value and as a result was significantly overleveraged. During this period, many homebuilders declared bankruptcy and certain others significantly diluted shareholders via new equity issuances or by selling their companies at extremely low valuations. Hovnanian’s management chose to preserve shareholder value by managing the Company for growth and taking creative steps to refinance and pay down its heavy debt load. From the beginning of 2009, the Company has reduced its debt by almost $900 million. Despite this reduction, the Company is still overleveraged and as a result has a large interest expense burden which causes profitability to be extremely difficult to achieve until such time as the Company grows or is able to further reduce its debt position. However, when measuring pure operating performance by the ratio of adjusted EBIT to inventory, the Company has performed in the top quartile of its peer group for its last two fiscal years. Given the alternative choices of significant shareholder dilution or significantly reduced profitability, until the Company can achieve sufficient profitability to further reduce debt, the Committee continues to believe it is in its shareholders’ best interest to have management focus on preserving equity value.

When determining the CEO and CFO’s bonus formula for fiscal 2017, the Committee considered that from October 2015 through October 2016, the Company had approximately $320 million of bonds mature, which it was unable to refinance because financing was unavailable in the capital markets to companies with comparable credit ratings. As a result, the Company shifted its focus from growth to gaining operating efficiencies and improving its bottom line. Also, in order to preserve and increase cash to fund the Company’s maturing debt, the Company decided to temporarily reduce the amount of cash it was spending on future land acquisitions and to exit from four underperforming markets during fiscal 2016. In addition, the Company increased its use of land banking and joint ventures in order to enhance its liquidity position. The net effect of these liquidity enhancing efforts was to temporarily reduce the Company’s ability to invest as aggressively in new land parcels as previously planned. This resulted in a reduction in the Company’s land position and community count in fiscal 2016 and 2017, along with a decrease in net contracts during these periods, as compared to the prior year periods which led to mixed operating results in fiscal 2017 compared to the prior year.  In light of these factors and the Company’s strategic plan, the Committee determined that the bonus formulas for the CEO and CFO for fiscal 2017 would provide for an annual bonus award in a fixed dollar amount based on the Company’s Pre-tax Profit plus ending Liquidity Balances (defined below) in each fiscal quarter plus Normalized Total Revenue (defined below) plus Alternative Capital Raises (as further described below).

●

By the time the Committee set the fiscal 2017 bonus formulas at its meeting on December 15, 2017, the Company’s stock price had improved by more than 70% compared to the end of fiscal 2016. Nonetheless, and in spite of the fact that the CEO’s fiscal 2016 bonus was 29.8% lower than the Peer Group median CEO bonus, the Committee elected to keep the CEO’s fiscal 2017 target bonus flat compared to fiscal 2016. As discussed further below, the CEO’s actual fiscal 2017 bonus reflected a 16.4% decrease compared to his fiscal 2016 bonus and, as a result, was 41.3% lower than the fiscal 2016 Peer Group median CEO bonus.

●

To continue to provide an incentive, however, the Committee believed it was appropriate to set realistic and attainable goals given that the Company had been unable to refinance $320 million of bonds as discussed above. This resulted in lower goals than fiscal 2016 for some metrics but the Committee felt it was appropriate given the challenges faced by the Company during that period.

●

The fiscal 2017 Pre-tax Profit component of the bonus formulas for the CEO and CFO was based on achieving targeted levels of Company Pre-tax Profit for fiscal 2017. If the Company’s financial performance exceeded the levels established under the Pre-tax Profit component of the CEO and CFO’s bonus formulas for fiscal 2017, the Committee could extrapolate the amount of the bonus above these levels. For this purpose, “Pre-tax Profit” is defined as income (loss) before income tax expense and before income (loss) from unconsolidated joint ventures as reflected on the Company’s audited financial statements plus income (loss) before income tax expense for the Company’s unconsolidated joint ventures as reflected on their respective financial statements for the twelve months ended October 31, 2017, excluding the impact of any items deemed by the Committee to be extraordinary items (for example, litigation, losses from land impairments and losses from debt repurchases/debt retirements such as call premiums, above par purchase prices and related issuance costs or gains from debt repurchases).

●

The Liquidity Balances component of the CEO and CFO’s bonus formulas was based on the number of fiscal 2017 quarter-ends in which Liquidity Balances were at or above $200 million. While the fiscal 2017 Liquidity Balances threshold increased 33.3% over the fiscal 2016 Liquidity Balances threshold of $150 million, the CEO’s maximum payout for that metric increased by only 20.0%. “Liquidity Balances” are defined as homebuilding cash and cash equivalents plus restricted cash that collateralizes letters of credit plus the available borrowing capacity under the Company’s revolving credit facility.

●

The Normalized Total Revenue component of the CEO and CFO’s bonus formulas measured total revenue as reflected on the Company’s audited financial statements plus total revenue for the Company’s unconsolidated joint ventures as reflected on their respective financial statements for the twelve months ended October 31, 2017, excluding total revenue for the Company’s Minnesota, North Carolina, Tampa and Northern California Bay Area operations, which the Company had exited or had been in the process of exiting during fiscal 2017.

●

The Alternative Capital Raises component of the CEO and CFO’s bonus formulas measured amounts raised by the Company or its unconsolidated joint ventures from alternative capital sources as determined by the Committee (such as financing by joint ventures, land banking transactions and non-recourse debt, but excluding SEC registered and 144A debt financing transactions) that were closed during fiscal 2017.

The CEO and CFO’s bonus formulas are illustrated by the following tables:

Fiscal 2017 Pre-Tax Profit	CEO Bonus*	CFO Bonus*
(in millions)	(thousands)	(thousands)
Less than $10	$ 0	$ 0
$12	$ 250	$ 95
$15	$ 550	$ 205
$20	$ 850	$ 315
$25	$1,150	$ 425
$35	$1,550	$ 575
$45	$1,950	$ 725
$55	$2,350	$ 875
$65	$2,750	$1,025
$75	$3,150	$1,175
$85	$3,550	$1,325

	PLUS

Number of Fiscal 2017 Quarter-Ends with Liquidity Balances At or Above	CEO Bonus*	CFO Bonus*
$200 Million	(thousands)	(thousands)
Less than 2	$ 0	$ 0
2	$350	$150
3	$550	$225
4	$750	$300

	PLUS

Fiscal 2017
Normalized Total Revenue	CEO Bonus*	CFO Bonus*
(in millions)	(thousands)	(thousands)
Less than $2,575	$ 0	$ 0
$2,575	$150	$ 75
$2,650	$300	$125
$2,700	$550	$200

	PLUS

Alternative Capital Raises
Closed During Fiscal 2017	CEO Bonus*	CFO Bonus*
(in millions)	(thousands)	(thousands)
$ 0	$ 0	$ 0
$ 50	$100	$ 50
$ 75	$200	$100
$100	$450	$175

*

The bonus is interpolated on a linear basis between the points shown in the tables. If Pre-tax Profit exceeds $85 million, the Pre-tax Profit bonus may be extrapolated at the Committee’s discretion, but is subject to the maximum bonus payable under the Short-Term Incentive Plan.

Fiscal 2017 Pre-tax Profit and Normalized Total Revenue results were between threshold and target but Liquidity Balances and Alternative Capital Raises results exceeded the maximum. Specifically, fiscal 2017 Pre-tax Profit as defined under the bonus formulas for the CEO and CFO was $15.7 million, Liquidity Balances at the end of four fiscal 2017 quarters were above $200 million, Normalized Total Revenue was $2.6 billion and Alternative Capital Raises were $242.7 million. As a result, Mr. Hovnanian earned a cash bonus equal to $2,020,552, which represented a 16.4% decrease from his fiscal 2016 bonus. This amount also represented less than 40% of Mr. Hovnanian’s maximum potential bonus. Mr. Sorsby earned a cash bonus equal to $796,536, which represented a 9.0% decrease from his fiscal 2016 bonus. This amount also represented less than 40% of Mr. Sorsby’s maximum potential bonus.

●

COO: Prior to his promotion to COO effective November 1, 2017, the COO served as Executive Vice President of Homebuilding Operations, and prior to that, as President of the Phoenix Group, a division of the Company which operates in Arizona, California and Texas. As part of the Company’s leadership transition planning, the Company entered into a letter agreement with the COO (the “COO letter agreement”) pursuant to which it was determined that Mr. Smith’s bonus would continue to be based on the financial results of the Phoenix Group, since he was directly responsible for developing and growing the Phoenix Group into a profitable division within the company.   Pursuant to the COO letter agreement, the COO’s bonus formula for fiscal 2017 provided for a bonus award equal to a percentage of (1) Phoenix Group Pre-tax Profit based on achieving targeted levels of Phoenix Group ROI plus (2) a percentage of his base salary based on achieving targeted levels of Phoenix Group Customer Satisfaction plus (3) a percentage of his base salary based on achieving targeted levels of Phoenix Group Mortgage Capture, as illustrated by the table below. See “COO Letter Agreement” below for additional discussion of the COO letter agreement.

The terms utilized in the COO’s bonus calculation are defined in the COO’s letter agreement. Phoenix Group ROI is defined as Pre-tax Profit divided by the average inventory balance of the Phoenix Group. Pre-tax Profit is generally defined as the profit for the Phoenix Group reflecting joint ventures as wholly-owned after profit sharing accrual and the allocation of all applicable business unit overhead(s), plus, if applicable, the allocable portion of title profits for the Phoenix Group after profit sharing accrual and all applicable overheads of the title company and $1,500 per home closed through K. Hovnanian American Mortgage. The average inventory balance for this purpose is calculated as the average balance in the inventory accounts utilizing the last day ending balances of these accounts for each of the five consecutive fiscal quarters ending with the last quarter of the fiscal year. Customer Satisfaction is based on the number of positive responses to customer surveys as further defined in the COO’s letter agreement. Mortgage Capture is calculated based on specified closings as further described in the COO’s letter agreement.

For the COO*

Phoenix Group ROI	Bonus
0.00 – 10.00%	1.375% of Phoenix Group Pre-tax Profit
15.00%	1.650% of Phoenix Group Pre-tax Profit
20.00%	1.925% of Phoenix Group Pre-tax Profit
25.00%	2.200% of Phoenix Group Pre-tax Profit

PLUS

Phoenix Group Customer Satisfaction	Bonus
85.00%	11.00% of base salary
88.00%	22.00% of base salary
91.00%	33.00% of base salary

PLUS

Phoenix Group Mortgage Capture	Bonus
75.00%	5.50% of base salary
80.00%	11.00% of base salary
85.00%	16.50% of base salary

*

The bonus is interpolated on a linear basis between the points shown in the tables, provided that if Phoenix Group ROI is zero or lower, the portion of the bonus award for Customer Satisfaction and Mortgage Capture will be reduced to 50% of the bonus amounts for those categories listed above. The bonus is also subject to the maximum bonus payable under the Short-Term Incentive Plan.

Fiscal 2017 Phoenix Group ROI was 17.62%, Phoenix Group Pre-tax Profit was $82.6 million, Phoenix Group Customer Satisfaction was 89.56% and Phoenix Group Mortgage Capture was 91.57%. As a result, Mr. Smith earned a cash bonus equal to $1,768,725.

●

CAO: The fiscal 2017 incentive opportunity for the CAO was based on a combination of Company performance and individual performance factors that were within his control and that would have a positive impact on the Company. Therefore, the bonus program for the CAO targeted the achievement of both (a) ROACE financial performance objectives for the Company and (b) personal objectives. For fiscal 2017, the total bonus payable under both components combined was capped at the maximum percentage of base salary the CAO could achieve under the personal objectives portion of his bonus formulas. If the Company achieved positive Pre-tax Profit in fiscal 2017, the cap would be 60% of base salary. If the Company did not achieve positive Pre-tax Profit in fiscal 2017, the cap would be 30% of base salary. The Committee intends to evaluate the cap as the Company’s financial results improve. For this purpose, “ROACE” is defined as “net income” divided by “average common equity” (stockholders’ equity less preferred stock at the beginning of the fiscal year and at the end of each fiscal quarter during the year divided by five). “Net income” used in calculating ROACE is after taxes and preferred dividends, if any (in each case, as reflected on the Company’s financial statements), and excludes land charges.

For the CAO, the bonus formula was both:

(a) Calculation Method – for Achievement of Financial Performance Measure*

ROACE Percentage	Bonus
0%	$0
5%	10% of base salary
10%	20% of base salary
15%	40% of base salary
20% or more	60% of base salary

*

The bonus is interpolated on a linear basis between the points shown in the table. The total bonus payable under both components combined was capped at the maximum percentage of base salary the CAO could achieve under the personal objectives portion of his bonus formula.

AND

(b) Calculation Method – for Meeting Personal Objectives Measure*

Goals	Bonus
Threshold	Up to 20% of base salary
Target	Up to 40% of base salary
Outstanding	Up to 60% of base salary

*

“Threshold,” “target” and “outstanding” levels are determined by the CFO and the CEO, who may consult with other members of senior management, other than the CAO, and are used for internal evaluation purposes only. As stated above, the total bonus payable under both components combined was capped at the maximum percentage of base salary the CAO could achieve under the personal objectives portion of his bonus formula. If the Company achieved positive Pre-tax Profit in fiscal 2017, the cap was 60% of base salary. If the Company did not achieve positive Pre-tax Profit in fiscal 2017, the cap was 30%.

Mr. O’Connor’s fiscal 2017 personal objectives included participating in industry initiatives related to the adoption of new accounting standards, in particular, the new revenue recognition standard; ensuring federal and state deferred tax assets were used effectively and in accordance with federal and state tax laws; leading the Company’s accounting department in preparing and filing all required SEC documents and any transaction-related offering documents; and reporting on accounting or financial statement issues to the Audit Committee of the Board of Directors on a quarterly basis. Mr. O’Connor successfully completed these objectives by participating in periodic meetings with other homebuilding industry representatives and public accounting firms to discuss and agree on the interpretation and implementation of the new revenue recognition standard; successfully coordinating with the Company’s auditors and tax team in their analysis and preparation for fully and properly utilizing the federal and state deferred tax assets as they become available; overseeing the preparation and filing of all required SEC documents and transaction-related offering documents; and presenting accounting and financial statement issues to the Audit Committee and the Board of Directors each quarter.

Based on the bonus formula above, actual financial results and the Committee’s determination regarding his personal objectives, Mr. O’Connor did not earn a bonus related to the ROACE metric for fiscal 2017, but he earned a cash bonus for meeting his fiscal 2017 personal objectives in full (the “outstanding” category). Because the Company achieved positive Pre-tax Profit in 2017, Mr. O’Connor received a cash bonus of $215,624 (representing 60% of base salary).

Discretionary Bonuses

The Committee has the authority to make discretionary bonus awards, which it considers under special circumstances, including exceptional contributions not reflected in the regular bonus measures, new hire sign-on bonuses and retention rewards. No discretionary bonus awards were granted to the NEOs in fiscal 2017.

One-time Retention Bonus

In addition, since fiscal 2007, the CEO, CFO and CAO have also been offered the opportunity to earn a one-time retention bonus equal to 3% of such NEO’s fiscal year-end 2007 base salary if the NEO remains employed with the Company through the end of the first fiscal year in which the Company’s ROACE returns to 20%. At the end of fiscal 2017, the Company’s ROACE did not meet this threshold, so no retention bonuses were earned for fiscal 2017.

Stock Grants

The Committee may make grants of stock options, stock appreciation rights, MSUs, restricted stock and RSUs, unrestricted shares of stock or stock-based awards settled in cash under the shareholder-approved 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (as further amended or amended and restated from time to time, the “Stock Plan”). In fiscal 2017, the Committee awarded MSUs to the CEO, CFO and COO and fair market value stock options to the CAO. The CAO was eligible to elect to receive RSUs in lieu of stock options and elected to receive 50% of his award in RSUs.

Equity awards are intended to establish a strong commitment to maintain employment with the Company and to focus on creating long-term shareholder value. Because the ultimate value received by equity award recipients is directly tied to the Company’s stock price, such awards serve to link the interests of management and shareholders and to motivate executive officers to make decisions that will increase the long-term total return to shareholders. Certain of the equity awards also include financial performance conditions, which are intended to incentivize recipients to direct the Company to achieve specified financial performance goals. Additionally, grants under the Stock Plan include vesting and termination provisions that the Committee believes will encourage equity award recipients to remain long-term employees of the Company.

The Committee ultimately approves the size of the grants taking into account the recommendations of the CEO (other than for his own grant) and other criteria as determined by the Committee. The Committee generally targets a specific number of shares rather than a specific share value. This philosophy directly aligns equity grant values with shareholder value since equity values are generally higher when the stock price is increasing and lower when the stock price is decreasing. The Committee will continue to determine the appropriate mix of equity and other award types based on the objectives of the compensation program, the Company’s business needs, the potential dilution impact and the pool of shares remaining available for grant under the Company’s shareholder-approved incentive plans.

Fiscal 2017 Equity Awards

In determining the fiscal 2017 equity awards for the NEOs, the Committee considered, without giving specific weight to any one factor, then-available information on Peer Group equity awards for the NEOs, the anticipated changes in equity award values across industries, the Company’s available share pool and the potential impact on shareholder dilution, the Company’s stock performance, the historical equity awards provided to each NEO, the desire to retain the employment of each NEO and the desire to continue to link a portion of each NEO’s compensation with future Company performance. All equity awards granted to NEOs in fiscal 2017 were made in the form of rights to receive shares of Class A Common Stock, except for the CEO, who received his equity awards in the form of rights to receive shares of Class B Common Stock. In making such determination for the CEO, the Committee discussed the various reasons for making awards in Class B Common Stock and considered and evaluated the feedback reported to the Committee by senior human resources personnel about the diligence review thereof, which included discussions with Company associates and external parties such as lenders, suppliers and contractors. Such parties expressed that Hovnanian family ownership and control has high value in that it continues to be important to the Company’s business relationships and to attracting and retaining current and prospective employees, particularly in light of industry acquisitions and consolidation activity which resulted in significant workforce reductions at the companies involved. After such discussion and review and analysis thereof, the Committee determined that making the CEO’s equity awards in the form of rights to receive shares of Class B Common Stock best served the Company’s and its shareholders’ interests by promoting continuity of direction and management and stability in the Company’s business and employee relationships through Hovnanian family ownership and control, which has been and continues to be critical to the growth and success of the Company.

The Committee decided to award MSUs to the CEO, CFO and COO in fiscal 2017 because it believes MSUs provide a clear linkage to shareholder value creation, provide less market leverage than stock options but more market leverage than time‐vested RSUs, and balance retention and performance objectives.

Fifty percent of the MSUs will generally pay out in four equal annual installments, with the first of such installments commencing on the second anniversary of the grant date. The remaining fifty percent of the MSUs are subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSUs. For fiscal 2017, these financial performance conditions were based on the Company’s pre-tax profit and gross margin as further discussed below. If the financial and stock price performance conditions are met, these financial performance-based MSUs pay out in four equal installments with the first installment being paid in January 2020 and the remaining annual installments commencing on the third anniversary of the grant date.

●	CEO: In fiscal 2017, as in the most recent three fiscal years, the CEO was granted 600,000 target MSUs.

●

CFO: In fiscal 2017, the CFO was granted 170,000 target MSUs, an increase from the number of MSUs granted in the three most recent fiscal years. The Committee believed that this fiscal 2017 grant amount was merited in light of the CFO’s position as a key member of the senior executive team and in recognition of his focus on and commitment to the Company’s long-term strategic goals and success in executing on those goals in the past year.

●	COO: In fiscal 2017, the first year in which Mr. Smith served as COO, he was granted 80,000 target MSUs.

The number of shares to be delivered at each MSU vesting date, if any, will be determined by multiplying the number of MSUs that become vested on such applicable vesting date by the Stock Performance Multiplier. The “Stock Performance Multiplier” is a percentage calculated by dividing (x) the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date by (y) the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date; except that (a) if such percentage is less than 50%, then the Stock Performance Multiplier will equal zero and no shares will be granted and (b) if such percentage exceeds 175%, then the Stock Performance Multiplier will be capped at 175% resulting in 75% more shares being granted. This mechanism is intended to modify the number of shares paid to the executive based on changes in the Company’s stock price between the grant date and vesting date of the MSU award. Due to this mechanism, the CEO and CFO received zero shares upon the vesting of 25% of their 2014 MSU awards due to decreases in the Company’s stock price between the grant date and the vesting date.

Half of the MSUs are subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSUs. As such, 25% of the shares that would be received upon vesting after taking the Stock Performance Multiplier into account may be further reduced as a result of the Gross Margin Multiplier and an additional 25% of such result could also be further reduced as result of the Pre-Tax Profit Multiplier. These multipliers act as negative modifiers which reduce the number of shares received upon the vesting of the MSUs subject to financial performance conditions to zero if specified performance objectives are not met. The Committee concluded that, in order to avoid a reduction in the number of shares received upon the vesting of MSUs subject to financial performance conditions, the Company must achieve a 100 basis points improvement in gross margin and $75 million in pre-tax profit as discussed below.

The “Gross Margin Multiplier” will be determined as follows by reference to the increase (if any) in the Gross Margin Factor for the Company’s fiscal year ending October 31, 2019, as measured against the Gross Margin Factor for the Company’s fiscal year ended October 31, 2017. The “Gross Margin Factor” is (A) the sum of (1) the consolidated homebuilding gross margin, before cost of sales interest expense and land charges, for the Company, as reported in the Company’s audited financial statements for the fiscal year and (2) the homebuilding gross margin, before cost of sales interest expense and land charges, for the Company’s unconsolidated joint ventures, as reflected in their respective financial statements for the same 12-month period, divided by (B) the sum of (1) the sale of homes revenue for the Company, as reported in the Company’s audited financial statements for the fiscal year and (2) the sale of homes revenue for the Company’s unconsolidated joint ventures, as reflected in their respective financial statements for the same 12-month period. If the Company does not improve its gross margin in fiscal 2019 compared to fiscal 2017, the CEO, CFO and COO will receive zero shares upon the vesting of this portion of the MSU awards due to the negative Gross Margin Multiplier. In order to avoid a reduction in the payout of this portion of their target MSUs, the Company must improve its fiscal 2019 gross margin by at least 100 basis points compared to fiscal 2017 and, under the Stock Performance Multiplier, must maintain or increase shareholder value between the grant date and the vesting date as described above.

Gross Margin Improvement (increase): Fiscal Year 2019 vs. Fiscal Year 2017	Applicable Gross Margin Multiplier*
0 basis points (or less)	0%
50 basis points	50%
100 basis points (or more)	100%

* The applicable Gross Margin Multiplier is interpolated on a linear basis between the points shown in the table.

The “Pre-Tax Profit Multiplier” will be determined as follows by reference to income (loss) before income tax expense and before income (loss) from unconsolidated joint ventures as reflected on the Company's audited financial statements plus income (loss) before income tax expense for the Company's unconsolidated joint ventures as reflected on their respective financial statements for the twelve months ended October 31, 2019, excluding the impact of any items deemed by the Committee to be unusual or nonrecurring items and excluding losses from land impairments and gains or losses from debt repurchases/debt retirement such as call premiums and related issuance costs. If the Company does not achieve more than $25 million in pre-tax profit in fiscal 2019, the CEO, CFO and COO will receive zero shares upon the vesting of this portion of the MSU awards due to the negative Pre-Tax Profit multiplier. In order to avoid a reduction in the payout of this portion of their target MSUs, the Company must achieve $75 million in pre-tax profit in fiscal 2019 and, under the Stock Price Performance Multiplier, must maintain or increase shareholder value between the grant date and the vesting date as described above. If fiscal 2019 pre-tax profit is the same or lower than pre-tax profit in fiscal 2015 and fiscal 2017, the CEO, CFO and COO would receive zero shares upon the vesting of this portion of the MSU award. If fiscal 2019 pre-tax profit is the same as fiscal 2016, the CEO, CFO and COO would receive less than one percent of the shares underlying this portion of their target MSUs.

Fiscal Year 2019 Pre-tax Profit	Applicable Pre-Tax Profit Multiplier*
$25 million (or less)	0%
$50 million	50%
$75 million (or greater)	100%

* The applicable Pre-Tax Profit Multiplier is interpolated on a linear basis between the points shown in the table.

●

CAO: The CAO received an annual fiscal 2017 grant of 25,000 stock options, the same as his regular annual fiscal 2016 grant. Mr. O’Connor was eligible to elect to receive RSUs in lieu of stock options at a ratio of two stock options for each RSU. Mr. O'Connor elected to receive 50% of this fiscal 2017 award in stock options and 50% of this fiscal 2017 award in RSUs. These stock options and RSUs vest in four equal annual installments, commencing on the second anniversary of the grant date, thereby providing a five-year period before becoming fully vested.

2013 Long-Term Incentive Program

In fiscal 2013, the Company adopted a Long-Term Incentive Program (the “2013 LTIP”) under the Stock Plan to aid the Company in retaining key employees and to motivate them to exert their best efforts to achieve greater levels of profitability and to extend the maturity and/or reduce the amount of the Company’s existing homebuilding debt by providing rewards at the end of a multi-year period. The 2013 LTIP was intended to incentivize achievement of specified pre-tax profit goals and specified improvements in the Company’s capital structure through refinancings of, or reductions in, homebuilding debt.

Each of the NEOs was a participant in the 2013 LTIP and their award payouts (40% in the form of cash and 60% in shares) were determined based on actual performance for the full 31-month performance period, subject to vesting requirements over an additional 24-month period, as described below. This performance period commenced on March 11, 2013 and ended on October 31, 2015. After the performance period, the awards remained subject to vesting conditions during fiscal 2016 and 2017. Like MSU awards, the Committee believes the 2013 LTIP acted as intended because the payout was 10% below target and substantially below maximum based on the Committee’s determination of the Company’s performance.

As an additional condition of earning each portion of the award and as a retention inducement, following the performance period, a participant must also be employed through the vesting dates outlined below (other than in cases of death, disability or qualified retirement, or in the cases of Mr. Smith and Mr. O’Connor, specified termination following a change in control of the Company). The vesting percentages relate to the earned award value as of October 31, 2015.

1.	20% of the award vested on October 31, 2015 and was paid in January 2016;

2.	30% of the award vested on October 31, 2016 and was paid in January 2017; and

3.	50% of the award vested on October 31, 2017 and was paid in January 2018;

with the cash portion of the earned award value becoming vested and payable before any share portion of the earned award value becomes vested and payable.

2016 Long-Term Incentive Program

In fiscal 2016, the Company adopted a Long-Term Incentive Program (the “2016 LTIP”) under the Stock Plan to further aid the Company in retaining key employees and to motivate them to exert their best efforts on behalf of the Company. Specifically, the 2016 LTIP is entirely performance-based and is intended to incentivize achievement of specified pre-tax profit goals as a measure of operational improvement and specified improvements in the Company’s capital structure through reductions of interest expense as a percentage of homebuilding revenue. This was in line with our focus at that time on gaining operating efficiencies and improving our bottom line. In particular, using reductions of interest expense as a percentage of homebuilding revenues as a financial measure can incentivize a number of achievements that may improve our bottom line, including reductions in debt, refinancing debt at lower interest rates, improvements in homebuilding revenue or combinations of these achievements.

Each of the NEOs is a participant in the 2016 LTIP and their award payouts, if any, will be determined based on actual performance for the full 36-month performance period, subject to vesting requirements over an additional 24-month period, as described below. This performance period commenced on November 1, 2015 (the beginning of fiscal 2016) and will end on October 31, 2018 (that is, the performance period covers fiscal 2016, 2017 and 2018). After the performance period, the awards remain subject to vesting conditions during fiscal 2019 and 2020. Like MSU and other LTIP awards, in accordance with the Committee’s intentions, the payout under the 2016 LTIP will be determined based on the Company’s performance. Based on the financial results for the completed portion of the performance period and the other information currently available to the Committee, the payout is expected to be zero for all participants.

For each of the NEOs other than the COO, award payouts, if any, will be based on a specific target multiple of each participant’s base salary in effect on the grant date. Per the COO’s letter agreement, his award payout, if any, is based on a target multiple of two times his base salary upon his promotion to Executive Vice President, Homebuilding Operations rather than on his base salary in effect on the grant date. The target number of shares was set based on the closing price of the Class A Common Stock on the grant date, regardless of whether the share price increases or decreases by the time the award is determined or distributed. In order to manage the potential dilutive impact of the 2016 LTIP, the Committee required that 50% of the payout be in the form of cash, with any award potential above target payable 100% in cash. All stock awards under the 2016 LTIP were made in the form of rights to receive shares of Class A Common Stock, except that the Committee determined the CEO’s award would be in the form of rights to receive shares of Class B Common Stock for the reasons discussed above under “– Details of Compensation Elements – Stock Grants.” The following describes the target multiple of base salary and form of payout for each NEO:

	Target Multiple
	of Base Salary	Target Payout Method
CEO	3.00	50% cash / 50% shares
CFO	2.00	50% cash / 50% shares
COO	2.00	50% cash / 50% shares
CAO	1.25	50% cash / 50% shares

Although the Committee views both the stock and cash portions of the 2016 LTIP as multi-year incentive plan awards, they are reported differently for purposes of the Summary Compensation Table. The share payout portions are reflected as “Stock Awards” in fiscal 2016 at their grant date fair value under ASC Topic 718, which was based on the probable outcome as of the grant date. Conversely, the actual amounts earned on the cash payout portions, if any, will be reflected in the Summary Compensation Table as “Non-Equity Incentive Plan Compensation” for fiscal 2018 (which coincides with the end of the performance period) even though payments remain subject to subsequent vesting restrictions.

For purposes of the 2016 LTIP, “pre-tax profit” is defined as income (loss) before income tax expense as reflected on our audited financial statements, excluding the impact of any items deemed to be unusual or nonrecurring items for financial reporting purposes and excluding losses from land impairments and losses from debt repurchases/debt retirement such as call premiums, above par purchase prices and related issuance costs. “Interest Expense as a Percentage of Homebuilding Revenue” is defined as (A) the sum of (1) cost of sales interest and other interest for the Company as reflected in our audited financial statements and (2) cost of sales interest and other interest for our unconsolidated joint ventures as reflected in their respective financial statements for the 12 months ended October 31, 2018, divided by (B) the sum of (1) total homebuilding revenue for the Company as reflected in our audited financial statements and (2) total homebuilding revenue for our unconsolidated joint ventures as reflected in their respective financial statements for the 12 months ended October 31, 2018.

The following table illustrates the percentage of the target award that can be achieved at each performance level. Awards will be interpolated on a linear basis between performance levels but will not be extrapolated above the maximum performance levels listed below.

		Fiscal 2018 Interest Expense as a Percentage of Fiscal 2018 Homebuilding Revenue
		7.3% or more	6.8%	6.3%	5.8%	5.3%	4.8%	4.3% or less
Cumulative	$325 or more	100% of target award	125% of target award	150% of target award	175% of target award	200% of target award	225% of target award	250% of target award
Pre-tax Profit for	$225	75% of target award	100% of target award	125% of target award	150% of target award	175% of target award	200% of target award	225% of target award
Fiscal 2016 through	$125	50% of target award	75% of target award	100% of target award	125% of target award	150% of target award	175% of target award	200% of target award
Fiscal 2018 (in millions)	$50	0% of target award	15% of target award	30% of target award	45% of target award	60% of target award	75% of target award	90% of target award
	Less than $50	0% of target award	0% of target award	0% of target award	0% of target award	0% of target award	0% of target award	0% of target award

As an additional condition of earning each portion of the award and as a retention inducement, following the performance period, a participant must also be employed through the vesting dates outlined below (other than in cases of death, disability, qualified retirement or specified termination following a change in control of the Company). The vesting percentages relate to the earned award value as of October 31, 2018.

1.	50% of the award will become vested on October 31, 2018 and would be payable in January 2019;

2.	30% of the award will become vested on October 31, 2019 and would be payable in January 2020; and

3.	20% of the award will become vested on October 31, 2020 and would be payable in January 2021;

with the cash portion of the earned award value becoming vested and payable before any share portion of the earned award value becomes vested and payable.

Other Employee Benefits

The Company maintains additional employee benefits that the Committee believes enhance executive safety, efficiency and time that the executive is able to devote to Company affairs.

We do not believe that special perquisites or other personal benefits should play a major role in our executive compensation program. However, some NEOs are provided one or more of the following items:

●	Auto allowance, including car maintenance and fuel expense;
●	Personal use of the Company’s automobiles (including driver’s compensation) and of the Company’s fractional aircraft share (limited to the CEO);
●	Executive term life insurance;
●	Annual Executive Physical Exam Program;
●	Golf membership or country club fee reimbursement (limited to the CEO); and
●	Personal income tax preparation services (limited to the CEO).

The Committee annually reviews the elements and level of executive perquisites for the NEOs. In particular, in evaluating the appropriateness of these benefits for the CEO, the Committee takes into consideration the degree to which the CEO is required to travel to various Company locations and business functions on a daily basis. Based on its review, the Committee has requested that the CEO use Company-provided transportation to enhance the efficient use of his time.

The Company makes a matching contribution to all participants, including the NEOs, in the Company’s 401(k) plans of up to 6% of eligible employee compensation, based on tenure. The Company also makes contributions to the executive deferred compensation plan (“EDCP”) for the NEOs and certain other executives of the Company to provide up to 6% of earnings above the annual 401(k) limit for the calendar year, based on tenure. Calendar year contributions are credited in the subsequent fiscal year and reflected in the proxy statement for that year.

  Specific benefits and the incremental costs of such benefits are described in detail in the footnotes to the Summary Compensation Table. The Company does not offer any defined benefit pension plans to its employees.

COO Letter Agreement

Mr. Smith is party to a July 24, 2015 letter agreement with us governing the terms of his employment.  Under the terms of his letter agreement, Mr. Smith’s initial annual base salary rate of $550,000 increased to $650,000 in December 2016 and then increased to $700,000 in December 2017.  The letter agreement also entitles Mr. Smith to receive a $24,000 annual auto allowance and certain additional annual incentive profit sharing awards, long-term incentive program grants and other equity-based awards.  In the event that we terminate Mr. Smith’s employment other than for cause, the letter agreement provides that Mr. Smith would be entitled to receive severance payments pursuant to our normal Severance Pay Program, which currently provides for 52 weeks of base salary at the rate in effect at the time of termination; provided, however, that if we appoint a certain person as Chief Operating Officer within two years following any such termination, then in lieu of the normal Severance Pay Program benefits, we would be required to pay Mr. Smith, as severance, the sum of: (1) 52 weeks of base salary at the rate then in effect at the time of termination; plus (2) the average annual amount earned by Mr. Smith as an incentive profit sharing award with respect to the two most recent completed fiscal years preceding his termination date (up to a maximum of $2 million).  Mr. Smith’s letter agreement also provides that in the event we terminate his employment other than for cause within two years following a “change in control” (as defined in our Stock Plan), he would remain entitled to receive certain payments in respect of his long-term incentive program awards.  Mr. Smith’s termination protection benefits under his letter agreement are generally contingent upon his execution and non-revocation of a general release of claims in our favor.

5. ACTIONS FOR FISCAL 2018

The Committee approved a 3.0% base salary increase, effective December 16, 2017, for each of Messrs. Hovnanian and O’Connor, in line with the Company’s ordinary course merit-based salary and cost of living increase practices. The Committee increased Mr. Sorsby’s salary to $700,000 effective December 16, 2017, a 3.7% increase in light of the CFO’s position as a key member of the senior executive team. The Committee did not otherwise modify Mr. Smith’s annual salary which increased from $650,000 to $700,000 in December 2017, consistent with his letter agreement.

The Committee determined that for fiscal 2018, the bonus formulas for the CEO and CFO would include liquidity balances and total revenue components and a component based on capital raised by the Company or its joint ventures from alternative sources, similar to those in the 2017 bonus formulas. In light of the Company’s current debt levels and debt restructuring activities during fiscal 2017 that resulted in higher interest expense, the pre-tax profit component in the 2017 bonus formula, however, will be replaced by a measure based on the Company’s earnings before interest and taxes (“EBIT”).

The Committee ratified the fiscal 2018 bonus formula outlined in the COO’s letter agreement which is similar to his fiscal 2017 bonus formula.

The Committee determined that the fiscal 2018 bonus formula for Mr. O’Connor will be similar to fiscal 2017, although his personal objectives were updated to reflect key goals for fiscal 2018.

The Committee also adopted a new Long-Term Incentive Program (the “2018 LTIP”). Each of the NEOs will be a participant in the 2018 LTIP and their award payouts will be determined based on the Company’s achievement of specified levels of (1) cumulative pre-tax profit for fiscal 2018 through fiscal 2020, including unconsolidated joint ventures and (2) a measure based on the Company’s average adjusted EBIT Return on Inventory for fiscal 2018, fiscal 2019 and fiscal 2020, including unconsolidated joint ventures. These awards are generally subject to vesting requirements over an additional 24-month period. The performance period for the 2018 LTIP commenced on November 1, 2017 and will end on October 31, 2020.

6. TAX DEDUCTIBILITY AND ACCOUNTING IMPLICATIONS

As a general matter, the Committee always takes into account the various tax and accounting implications of compensation. When determining amounts of equity grants to executives and employees, the Committee also examines the accounting cost associated with the grants.

Certain of the Company’s incentive compensation programs are intended to allow the Company to make awards to executive officers that are deductible under Section 162(m) of the Code, which provision otherwise sets limits on the tax deductibility of compensation paid to a company’s most highly compensated executive officers. Commencing with the Company’s fiscal 2019 year, the performance-based compensation exception to the deductibility limitations under Section 162(m) will no longer apply (other than with respect to certain “grandfathered” performance-based awards granted prior to November 2, 2017) and the deduction limitation under Section 162(m) will generally apply to compensation paid to any of our then current or former named executive officers. The Committee may continue to seek ways to limit the impact of Section 162(m) of the Code. However, the Committee believes that the tax deduction limitation should not compromise the Company’s ability to establish and implement compensation and incentive programs that support the compensation objectives discussed above. Accordingly, achieving these objectives and maintaining required flexibility in this regard is expected to result in compensation that is not deductible for federal income tax purposes, such as a portion of salaries, bonuses and other payments related to equity-based or other incentive awards.

7. TIMING AND PRICING OF STOCK OPTIONS AND MSUs

For fiscal 2017, with the exception of grants related to new hires and promotions, stock options and MSUs were granted on the second Friday in June for all eligible employees, consistent with our practice of granting equity awards annually on the second Friday in June. The Company’s practice of setting “fixed” equity award grant dates is designed to avoid the possibility that the Company could grant stock awards prior to the release of material, non-public information that is likely to result in an increase in its stock price or delay the grant of stock awards until after the release of material, non-public information that is likely to result in a decrease in the Company’s stock price. Exercise prices of stock options were set at the closing trading price per share of the Company’s Class A Common Stock on the NYSE on the date the options were granted.

8. STOCK OWNERSHIP GUIDELINES

The Board of Directors has adopted stock ownership guidelines, which set forth recommended minimum amounts of stock ownership, directly or beneficially, for the CEO, CFO, COO and non-employee Directors. The Corporate Governance and Nominating Committee reviews adherence to the Company’s stock ownership guidelines on an annual basis, which guidelines are incorporated into the Company’s Guidelines. The Company believes these guidelines further enhance the Company’s commitment to aligning the interests of our non-employee Directors and senior management with those of our shareholders.

Under the terms of the ownership guidelines, once the stock ownership guidelines are met, they are deemed satisfied for subsequent annual review periods, regardless of decreases in the Company’s stock price on the NYSE.

Senior Executive Officers

The guidelines provide that the following senior executive officers of the Company are requested to achieve and maintain minimum stock ownership amounts as follows within five years after they become subject to the guidelines:

CEO – 6 times current base salary

CFO – 3 times current base salary

COO – 3 times current base salary

Messrs. Hovnanian, Sorsby and Smith currently meet their requisite stock ownership under the guidelines.

See “Non-Employee Director Compensation” for information on the stock ownership guidelines for non-employee Directors.

EXECUTIVE COMPENSATION

1. SUMMARY COMPENSATION TABLE

The following table summarizes the compensation for the fiscal years ended October 31, 2017, October 31, 2016 and October 31, 2015 of the CEO, CFO and each of the other persons serving as an executive officer as of October 31, 2017. These four individuals compose our named executive officers (“NEOs”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (6)	All Other Compen- sation ($) (7)	Total ($) (8)
Ara K. Hovnanian,	2017	1,193,965	—	1,698,000	—	2,020,552	27,596	318,643	5,258,756
President, Chief Executive Officer	2016	1,159,059	—	3,000,576	235,474	2,418,033	19,683	379,368	7,212,193
and Chairman of the Board	2015	1,120,972	1,180,014	2,488,887	—	823,729	4,260	555,265	6,173,127

J. Larry Sorsby,	2017	675,330	—	481,101	—	796,536	11,127	116,555	2,080,649
Executive Vice President	2016	655,587	—	899,039	235,474	875,512	7,564	140,018	2,813,194
and Chief Financial Officer	2015	634,044	432,000	598,746	—	361,865	1,630	196,665	2,224,950

Lucian T. Smith III,	2017	639,423	—	226,400	—	1,768,725	6,085	63,986	2,704,619
Chief Operating Officer

Brad G. O’Connor,	2017	359,388	—	14,063	15,751	215,624	3,047	53,246	661,119
Vice President — Chief	2016	348,881	—	211,715	78,194	209,344	1,960	55,049	905,143
Accounting Officer and	2015	337,417	216,572	59,219	31,872	101,624	393	63,573	810,670
Corporate Controller

(1)

“Salary” Column. Messrs. Hovnanian, Sorsby, Smith and O’Connor received a salary increase effective December 17, 2016. These increases occurred after the beginning of fiscal 2017, resulting in a prorated base salary for fiscal 2017.

(2)

“Bonus” Column. Represents the cash portion of the award payable in fiscal 2015 in connection with the 2013 LTIP and, for Mr. O’Connor, a retention bonus of $101,624 paid for fiscal 2015. Due to the Compensation Committee’s interpretation of the results for purposes of the 2013 LTIP, the cash portion of the award earned in fiscal 2015 in connection with the 2013 LTIP is reflected in the Summary Compensation Table as “Bonus” for fiscal 2015, rather than “Non-Equity Incentive Plan Compensation.”

(3)

“Stock Awards” Column. For fiscal 2015, this column represents the incremental fair value of the share portion of the award payable in connection with the 2013 LTIP for Messrs. Hovnanian, Sorsby and O’Connor and, for Messrs. Hovnanian and Sorsby, the aggregate grant date fair value of the MSUs granted to them in fiscal 2015. For fiscal 2016, this column reflects the aggregate grant date fair value of the share portion of the 2016 LTIP awards for Messrs. Hovnanian, Sorsby and O’Connor based upon the probable outcome of the performance conditions as of the grant date, which was the maximum amount, and, for Messrs. Hovnanian and Sorsby, the aggregate grant date fair value of the MSUs granted to them in fiscal 2016.  For fiscal 2017, this column reflects, for Messrs. Hovnanian, Sorsby and Smith, the aggregate grant date fair value of the MSUs granted to them in fiscal 2017 and, for Mr. O’Connor, the grant date fair value of the RSUs granted to him in fiscal 2017. The 2016 LTIP award levels included in the table above are subject to performance over a three-year period (fiscal 2016, 2017 and 2018) and, if earned, awards are subject to vesting restrictions that extend through the end of fiscal 2020. The grant date fair values and incremental fair values were, in each case, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in Footnotes 3 and 15 to the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017. Fifty percent of the MSU awards are subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSU awards, and the grant date fair value of the MSU awards reported above is based upon the maximum achievement of the financial performance conditions. The stock price performance conditions applicable to all MSU awards are a market condition as defined under FASB ASC Topic 718 and not a performance condition as defined under FASB ASC Topic 718. Accordingly, there are no maximum grant date fair values that differ from the fair values presented in this column. The MSUs granted in fiscal 2015, 2016 and 2017 are subject to vesting restrictions that extend through June 12, 2020, June 10, 2021 and June 9, 2022, respectively.

(4)

“Option Awards” Column.  This column reflects the aggregate grant date fair value of stock options awarded in the fiscal year indicated. Amounts were computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in Footnotes 3 and 15 to the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017. The fiscal 2016 option awards for Messrs. Hovnanian and Sorsby have an exercise price set 33 1/3% above the closing stock price on the date of grant and vest on the fourth anniversary of the grant with no acceleration upon retirement or disability.

(5)

“Non-Equity Incentive Plan Compensation” Column.  This column represents the performance-based annual bonus awards earned by the NEOs in the fiscal year indicated. As noted in footnote (2) above, the amounts earned by the NEOs in fiscal 2015 in connection with the cash portion of the 2013 LTIP awards are reflected in the Summary Compensation Table as “Bonus.”

(6)	“Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column. Represents above-market earnings on the Company contribution amounts in the EDCP.

(7)	“All Other Compensation” Column. This column discloses all other compensation for the fiscal year indicated, including reportable perquisites and other personal benefits.

For fiscal 2017, total perquisites and other personal benefits, and those that exceeded the greater of $25,000 or 10% of total perquisites and other personal benefits for each NEO, were as follows:

	Total Perquisites and Description		Fiscal 2017 Perquisites that Exceeded the Greater of $25,000 or 10% of Total Perquisites
Name	Total Fiscal 2017 Perquisites ($)	Types of Perquisites (a)	Personal Use of the Company’s Fractional Aircraft Share ($) (b)	Personal Use of Company’s Automobiles ($) (c)	Personal Income Tax Preparation ($) (d)	Auto Allowance, Car Maintenance and Fuel (e)
Ara K. Hovnanian	154,379	(1) (2) (4) (5) (6) (7)	52,137	52,320	28,652	N/A
J. Larry Sorsby	35,897	(3) (4) (5)	N/A	N/A	N/A	28,632
Lucian T. Smith III	25,643	(3) (4)	N/A	N/A	N/A	25,211
Brad G. O’Connor	14,769	(3) (4) (5)	N/A	N/A	N/A	N/A

(a)

(1) Personal use of the Company’s fractional aircraft share; (2) Personal use of the Company’s automobiles; (3) Auto allowance and, in some cases, car maintenance and fuel expenses; (4) Company-subsidized medical premiums under grandfathered service provision and premiums for long-term disability insurance; (5) Use of the Company’s Annual Executive Physical Exam Program; (6) Golf/country club membership fees; and (7) Personal income tax preparation.

(b)

The incremental costs of personal use of the Company’s fractional aircraft share are calculated as the total operating costs (including trip-based management fees) directly associated with personal trips and any repositioning of the aircraft related to personal trips. Because the Company’s aircraft is predominantly used for business trips, other costs are not allocated between business and personal use.

(c)

The incremental costs of personal use of the Company’s automobiles are calculated as the allocable share of all costs of the automobiles for the fiscal year (including depreciation and the Company’s driver’s salary and benefits) based upon the percentage of total miles driven during the fiscal year represented by personal trips.

(d)	Reflects the Company’s reimbursement of actual tax preparation expenses incurred by Mr. Hovnanian.

(e)	Represents auto allowance and reimbursements for gas and maintenance for NEOs’ personal vehicles, including for the business use of their vehicles.

In addition to the perquisites and other personal benefits listed above, the NEOs received the following other compensation in fiscal 2017:

Fiscal 2017 All Other Compensation Other Than Perquisites (Supplemental Table)

Name	Term Life Insurance Premiums ($)	Company Contributions to the Executive’s Retirement Plan (401(k)) ($)	Company Contributions to the Executive Deferred Compensation Plan (EDCP) ($)
Ara K. Hovnanian	4,244	16,200	143,820
J. Larry Sorsby	4,443	16,200	60,015
Lucian T. Smith III	3,035	16,200	19,108
Brad G. O’Connor	1,323	16,200	20,954

(8)	“Total” Compensation Column. This column reflects the sum of all the columns of the Summary Compensation Table.

Fiscal 2017 Total Compensation (Supplemental Table). The Fiscal 2017 Total Compensation (Supplemental Table) below includes the same amounts as reflected in the “Salary,” “Non-Equity Incentive Plan Compensation,” and “All Other Compensation” columns of the Summary Compensation Table for fiscal 2017, but values stock awards, option awards and deferred compensation earnings for the fiscal year differently, as explained in footnotes (a), (b), (c), (d) and (e) below.

The table below is intended to provide additional, supplemental compensation disclosure and not as a replacement for the Summary Compensation Table.

Fiscal 2017 Total Compensation (Supplemental Table)

Name	Fiscal 2017 Salary ($)	Fiscal 2017 Cash Bonus ($)	Fiscal 2017 Stock Vested (excluding LTIP) ($) (a)	Intrinsic Value of Options Granted in Fiscal 2017 ($) (b)	2013 LTIP Cash Realized ($) (c)	2013 LTIP Stock Realized ($) (d)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (e)	Fiscal 2017 All Other Compen- sation ($)	Total of All Columns of Supplemental Table ($)
Ara K. Hovnanian	1,193,965	2,020,552	300,159	—	283,084	721,121	5,040	318,643	4,842,564
J. Larry Sorsby	675,330	796,536	60,035	—	103,636	264,000	—	116,555	2,016,092
Lucian T. Smith III	639,423	1,768,725	21,281	—	56,271	143,346	7,674	63,986	2,700,706
Brad G. O’Connor	359,388	215,624	—	—	27,575	70,250	—	53,246	726,083

(a)

“Fiscal 2017 Stock Vested (excluding LTIP)” column, for Messrs. Hovnanian and Sorsby, represents the portion of the MSU awards granted to them on June 13, 2014 and June 12, 2015 that vested in fiscal 2017, at the stock price on the date of vesting. For Mr. Smith, this column represents the portion of the RSU awards granted to him on June 13, 2014 and June 12, 2015 that vested in fiscal 2017, at the stock price on the date of vesting.

(b)

The “Intrinsic Value of Options Granted in Fiscal 2017” column is based on the intrinsic value or degree to which the stock option was “in-the-money” for options granted in fiscal 2017 as of the grant date, instead of the grant date fair values of option awards granted in fiscal 2017, as discussed under footnote (4) to the Summary Compensation Table above.

(c)

Reflects the cash portion of the 2013 LTIP awards that was realized in fiscal 2017 on the basis of performance through October 31, 2015 vesting through October 31, 2017 under the terms of the award, which was paid in January 2018. These amounts are included in the “Bonus” column of the Summary Compensation Table in fiscal 2015. Additional details are described above under “Details of Compensation Elements – 2013 Long-Term Incentive Program” in the Compensation Discussion and Analysis.

(d)

Reflects the share portion of the 2013 LTIP awards that was realized in fiscal 2017 on the basis of performance through October 31, 2015 vesting through October 31, 2017 under the terms of the award, which was paid in January 2018. The incremental fair value associated with the share portion of the 2013 LTIP award, determined under FASB ASC Topic 718, Compensation – Stock Compensation, is reflected in the “Stock Awards” column of the Summary Compensation Table in fiscal 2015. Additional details are described above under “Details of Compensation Elements – 2013 Long-Term Incentive Program” in the Compensation Discussion and Analysis.

(e)	Reflects above-market portions of deferred compensation earnings realized in fiscal 2017 with respect to deferred compensation distributions.

Cash Compensation (Supplemental Table). For each of the periods presented, the Cash Compensation (Supplemental Table) below includes salary and annual cash bonuses earned and the cash portion of LTIP awards that vested.

The table below is intended to provide additional, supplemental compensation disclosure and not as a replacement for the Summary Compensation Table.

Cash Compensation (Supplemental Table)

Name	Year	Salary ($)	Cash Bonus ($)	LTIP Cash Realized ($)		Total of All Columns of Supplemental Table ($)
Ara K. Hovnanian	2017	1,193,965	2,020,552	283,084	(a)	3,497,601
	2016	1,159,059	2,418,033	538,158	(a)	4,115,250
	2015	1,120,972	823,729	358,772	(a)	2,303,473

J. Larry Sorsby	2017	675,330	796,536	103,636	(a)	1,575,502
	2016	655,587	875,512	197,018	(a)	1,728,117
	2015	634,044	361,865	131,345	(a)	1,127,254

Lucian T. Smith III	2017	639,423	1,768,725	56,271	(a)	2,464,419

Brad G. O’Connor	2017	359,388	215,624	27,575	(a)	602,587
	2016	348,881	209,344	52,424	(a)	610,649
	2015	337,417	203,248	34,949	(a)	575,614

(a)

Reflects the cash portions of the 2013 LTIP awards that were realized in fiscal 2015, fiscal 2016 and fiscal 2017 on the basis of performance through October 31, 2015, and vesting through the end of the fiscal year, which were paid in January 2016, January 2017 and January 2018, respectively. These amounts are included in the “Bonus” column of the Summary Compensation Table in fiscal 2015. Additional details are described above under “Details of Compensation Elements – 2013 Long-Term Incentive Program” in the Compensation Discussion and Analysis.

2. GRANTS OF PLAN-BASED AWARDS IN FISCAL 2017

The following table summarizes both:

(1) The potential equity and non-equity incentive plan awards that could have been or could be earned by each of the NEOs at the defined levels of “Threshold,” “Target” and “Maximum” based on the performance-based awards granted to the NEOs in fiscal 2017; and

(2) All other plan-based awards, such as stock options and non-performance-based RSUs, granted in fiscal 2017.

Each of the following columns is described in the footnotes below the table.

Grants of Plan-Based Awards in Fiscal 2017

	Grant		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Date		Threshold	Target	Maximum	Threshold	Target	Maximum	(#)	(#)	(6)	($) (7)
Ara K.		(1)	0	1,900,000	5,300,000
Hovnanian	06/09/17	(2)				150,000	300,000	525,000				847,500
	06/09/17	(3)				0	75,000	262,500				425,250
	06/09/17	(4)				0	75,000	262,500				425,250

J. Larry		(1)	0	765,000	2,000,000
Sorsby	06/09/17	(2)				42,500	85,000	148,750				240,125
	06/09/17	(3)				0	21,250	74,375				120,488
	06/09/17	(4)				0	21,250	74,375				120,488

Lucian T.		(1)	0	—	—
Smith III	06/09/17	(2)				20,000	40,000	70,000				113,000
	06/09/17	(3)				0	10,000	35,000				56,700
	06/09/17	(4)				0	10,000	35,000				56,700

Brad G.		(1)	71,875	215,624	215,624
O’Connor	06/09/17	(5)							6,250	12,500	2.25	29,814

(1)

Regular Bonuses for CEO and CFO.  As described above under “Regular Bonuses” in the Compensation Discussion and Analysis, the fiscal 2017 bonus formula for the CEO and CFO was based on the Pre-tax Profit, Liquidity Balances, Normalized Total Revenue and Alternative Capital Raises calculation method. These NEOs would not earn any bonus if (1) Pre-tax Profit in fiscal 2017 was below $10 million, (2) Liquidity Balances were above $200 million for fewer than two fiscal 2017 quarter-ends, (3) Normalized Total Revenue was less than $2.575 billion and (4) Alternative Capital Raises in fiscal 2017 were $0. Because bonus amounts above that level in Pre-tax Profit, Normalized Total Revenue and Alternative Capital Raises, however, would be interpolated, $0 has been disclosed at the “threshold” level for purposes of the above table for these NEOs.

For purposes of the above table presentation, the bonus earned at the “target” level for the CEO and CFO would be the amount that could be earned if (1) Pre-tax Profit for fiscal 2017 was $20 million, (2) Liquidity Balances were above $200 million for three fiscal 2017 quarter-ends, (3) Normalized Total Revenue for fiscal 2017 was $2.65 billion and (4) Alternative Capital Raises in fiscal 2017 were $75 million.

The bonus earned at the “maximum” level for the CEO and CFO would be the amount that could be earned if (1) Pre-tax Profit for fiscal 2017 was $85 million or more, (2) Liquidity Balances were above $200 million for all four fiscal 2017 quarter-ends, (3) Normalized Total Revenue for fiscal 2017 was $2.7 billion or more, and (4) Alternative Capital Raises in fiscal 2017 were $100 million or more.

Regular Bonus for the COO.  As described above under “Regular Bonuses” in the Compensation Discussion and Analysis, the fiscal 2017 bonus formula for the COO was based on the Phoenix Group ROI, Phoenix Group Customer Satisfaction and Phoenix Group Mortgage Capture calculation method. The COO would not earn any bonus if (1) Phoenix Group ROI was less than zero, (2) Phoenix Group Customer Satisfaction was below 85% and (3) Phoenix Group Mortgage Capture was below 75%. Because bonus amounts above that level in Phoenix Group Customer Satisfaction and Phoenix Group Mortgage Capture, however, would be interpolated, $0 has been disclosed at the “threshold” level for purposes of the above table for this NEO.

For purposes of the above table presentation, the bonus earned at the “target” level for the COO would be the amount that could be earned if (1) Phoenix Group ROI was 15%, (2) Phoenix Group Customer Satisfaction was 88%, and (3) Phoenix Group Mortgage Capture was 80%. The COO’s Phoenix Group ROI results would provide for a payment of 1.65% of Phoenix Group Pre-tax Profit and, because Phoenix Group Pre-tax Profit was not determinable at the time the fiscal 2017 bonus formula was established, no target amount is reflected for the COO in the above table.

The bonus earned at the “maximum” level for the COO would be the amount that could be earned if (1) Phoenix Group ROI was 25% or more, (2) Phoenix Group Customer Satisfaction was 91% or more, and (3) Phoenix Group Mortgage Capture was 85% or more. The COO’s Phoenix Group ROI results would provide for a payment of 2.20% of Phoenix Group Pre-tax Profit and, because Phoenix Group Pre-tax Profit was not determinable at the time the fiscal 2017 bonus formula was established, no maximum amount is reflected for the COO in the above table.

Regular Bonus for the CAO. As stated above under “Regular Bonuses” in the Compensation Discussion and Analysis, the fiscal 2017 bonus formula for Mr. O’Connor was based on both the ROACE calculation method and the “Meeting Personal Objectives” method, subject to a cap equal to the maximum percentage of base salary he could achieve under the personal objectives portion of his bonus formulas. If the Company achieved positive Pre-tax Profit in fiscal 2017 the cap was 60% of base salary. If the Company did not achieve positive Pre-tax Profit in fiscal 2017, the cap was 30%.

For purposes of the above table presentation, the “threshold” level is defined as when the ROACE percentage and Pre-tax Profit are at or below zero and the “threshold” achievement of the personal objectives established for Mr. O’Connor at the beginning of the fiscal year (as described above in the Compensation Discussion and Analysis under “Regular Bonuses”) is achieved. Based on the “threshold” level of ROACE performance, Mr. O’Connor would not have earned a bonus payout for fiscal 2017 based on the ROACE percentage, but based upon the “threshold” achievement of his personal objectives, Mr. O’Connor would have earned bonus payout of 20% of his base salary. As a result, for fiscal 2017, Mr. O’Connor at “threshold” would have earned a cash bonus of $71,875.

For purposes of the above table presentation, the “target” level assumes the Company’s ROACE percentage is at 15%, the Company achieves positive Pre-tax Profit and the “target” or a “substantial” percentage of the personal objectives established for Mr. O’Connor at the beginning of the fiscal year is achieved. Since the payouts based on his “target” level would exceed the maximum percentage of base salary he could achieve under the personal objectives portion of his bonus formula, the bonus for Mr. O’Connor at this level would be capped. The applicable cap of 60% of base salary for Mr. O’Connor would result in a cash bonus of $215,624.

For purposes of the above table presentation, the “maximum” level is defined as when the Company achieves positive Pre-tax Profit, the maximum award earned under the ROACE calculation method is achieved and all or an “outstanding” percentage of the personal objectives established for Mr. O’Connor at the beginning of the fiscal year is achieved. The maximum bonus payable under the ROACE calculation is capped at a 20% ROACE level for Mr. O’Connor. Since the payout based on the maximum level would exceed the maximum percentage of base salary he could achieve under the personal objectives portion of his bonus formula, the bonus for Mr. O’Connor would be capped. The applicable cap of 60% of base salary for Mr. O’Connor would result in a cash bonus of $215,624.

(2)

MSU Awards Not Subject to Financial Performance Conditions.  Represents the portion of the MSU awards granted to Messrs. Hovnanian, Sorsby and Smith in fiscal 2017 that is not subject to financial performance conditions in addition to the stock price performance condition applicable to all MSU awards. As discussed in the Compensation Discussion and Analysis, Mr. Hovnanian’s MSU award was granted in the form of rights to receive shares of Class B Common Stock and the MSU awards for Messrs. Sorsby and Smith were granted in the form of rights to receive shares of Class A Common Stock.

For purposes of the above table presentation, the “threshold” level is defined as the level at which the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is equal to 50% of the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date. The “target” level is defined as when the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is equal to the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date. The “maximum” level is defined as when the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is 175% or more of the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date.

(3)

Financial Performance-Based MSU Awards – Gross Margin Improvement.  Represents the portion of the MSU awards granted to Messrs. Hovnanian, Sorsby and Smith in fiscal 2017 that is subject to a gross margin improvement condition in addition to the stock price performance conditions applicable to all MSU awards. As discussed in the Compensation Discussion and Analysis, Mr. Hovnanian’s MSU award was granted in the form of rights to receive shares of Class B Common Stock and the MSU awards for Messrs. Sorsby and Smith were granted in the form of rights to receive shares of Class A Common Stock.

For purposes of the above table presentation, the “threshold” level is defined as when fiscal 2019 gross margin improvement compared to fiscal 2017 is 0 basis points and the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is equal to 50% of the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date. The “target” level is defined as when fiscal 2019 gross margin improvement compared to fiscal 2017 is 50 basis points and the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is equal to the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date. The “maximum” level is defined as when fiscal 2019 gross margin improvement compared to fiscal 2017 is 100 basis points or more and the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is greater than or equal to 175% of the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date. Because payout calculations of the “threshold” level would be interpolated, $0 has been disclosed at the “threshold” level for purposes of the above table for this portion of the MSU awards.

(4)

Financial Performance-Based MSU Awards – Pre-Tax Profit.  Represents the portion of the MSU awards granted to Messrs. Hovnanian, Sorsby and Smith in fiscal 2017 that is subject to a pre-tax profit condition in addition to the stock price performance conditions applicable to all MSU awards. As discussed in the Compensation Discussion and Analysis, Mr. Hovnanian’s MSU award was granted in the form of rights to receive shares of Class B Common Stock and the MSU awards for Mr. Sorsby and Mr. Smith were granted in the form of rights to receive shares of Class A Common Stock.

For purposes of the above table presentation, the “threshold” level is defined as when fiscal 2019 pre-tax profit is $25 million or less and the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is equal to 50% of the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date. The “target” level is defined as when fiscal 2019 pre-tax profit is $50 million and the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is equal to the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date. The “maximum” level is defined as when fiscal 2019 pre-tax profit is $75 million or more and the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the vesting date is greater than or equal to 175% of the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on the grant date. Because payout calculations of the “threshold” level would be interpolated, $0 has been disclosed at the “threshold” level for purposes of the above table for this portion of the MSU awards.

(5)

Stock Option and RSU Awards.  For Mr. O’Connor, this row represents the number of stock options and RSUs granted to him in fiscal 2017. Mr. O'Connor elected to receive 50% of his fiscal 2017 award in stock options and 50% of his fiscal 2017 award in RSUs. These stock options and RSUs generally vest in four equal installments, commencing on the second anniversary of the grant date.

(6)

“Exercise or Base Price of Option Awards” Column.  The option exercise price for the stock options granted to Mr. O’Connor is the closing price per share of the Company’s Class A Common Stock on the NYSE on the day of the option grant.

(7)

“Grant Date Fair Value of Stock and Option Awards” Column. The grant date fair value of the stock option and RSU grants were computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in Footnotes 3 and 15 to the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017. The value for options was calculated based on the Black-Scholes option pricing model in which the option fair value as of the grant date (June 9, 2017) was determined to be $1.26. The grant date fair value of all MSU awards was determined under FASB ASC Topic 718 using a Monte Carlo simulation model which simulates a range of possible future stock prices and estimates the probabilities of the potential payouts. The grant date fair value of the MSUs that are subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSU awards was determined under FASB ASC Topic 718 on the basis of the probable outcome of the performance conditions as of the grant date, which was the maximum achievement of the financial performance conditions.

3. OUTSTANDING EQUITY AWARDS AT FISCAL 2017 YEAR-END

The following table shows all unexercised stock options, unvested RSUs, unearned and/or unvested MSUs and unvested share portions of the 2016 LTIP held at the end of fiscal 2017 by the NEOs.

Outstanding Equity Awards at Fiscal 2017 Year-End

		OPTION AWARDS							STOCK AWARDS
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or other Rights that have not vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or other Rights that have not vested ($)
Ara K.	06/13/08	375,000		—		—	6.46	06/12/18	—	—	—		—
Hovnanian	06/12/09	750,000	(2)	—		—	2.55	06/11/19	—	—	—		—
	06/11/10	375,000		—		—	4.73	06/10/20	—	—	—		—
	06/10/11	337,500	(3)	—		—	1.93	06/09/21	—	—	—		—
	06/08/12	600,000		—		—	2.88	06/07/22	—	—	—		—
	06/14/13	300,000		—		—	6.28	06/13/23	—	—	—		—
	06/13/14	—		—		—	—	—	—	—	75,000	(4)	181,500	(4)
	06/13/14	—		—		—	—	—	—	—	75,000	(5)	181,500	(5)
	06/12/15	—		—		—	—	—	—	—	225,000	(6)	544,500	(6)
	06/12/15	—		—		—	—	—	—	—	282,232	(7)	683,001	(7)
	12/14/15	—		—		—	—	—	—	—	0	(8)	0	(8)
	06/10/16	—		250,000	(9)	—	2.27	06/09/26	—	—	—		—
	06/10/16	—		—		—	—	—	—	—	525,000	(10)	1,270,500	(10)
	06/10/16	—		—		—	—	—	—	—	262,500	(11)	635,250	(11)
	06/10/16	—		—		—	—	—	—	—	0	(12)	0	(12)
	06/09/17	—		—		—	—	—	—	—	300,000	(13)	726,000	(13)
	06/09/17	—		—		—	—	—	—	—	0	(14)	0	(14)
	06/09/17	—		—		—	—	—	—	—	0	(15)	0	(15)

J. Larry	06/13/08	75,000		—		—	6.46	06/12/18	—	—	—		—
Sorsby	06/12/09	150,000	(2)	—		—	2.55	06/11/19	—	—	—		—
	06/11/10	75,000		—		—	4.73	06/10/20	—	—	—		—
	06/10/11	67,500	(3)	—		—	1.93	06/09/21	—	—	—		—
	06/08/12	120,000		—		—	2.88	06/07/22	—	—	—		—
	06/14/13	60,000		—		—	6.28	06/13/23	—	—	—		—
	06/13/14	—		—		—	—	—	—	—	15,000	(4)	36,300	(4)
	06/13/14	—		—		—	—	—	—	—	15,000	(5)	36,300	(5)
	06/12/15	—		—		—	—	—	—	—	45,000	(6)	108,900	(6)
	06/12/15	—		—		—	—	—	—	—	56,446	(7)	136,599	(7)
	12/14/15	—		—		—	—	—	—	—	0	(8)	0	(8)
	06/10/16	—		250,000	(9)	—	2.27	06/09/26	—	—	—		—
	06/10/16	—		—		—	—	—	—	—	105,000	(10)	254,100	(10)
	06/10/16	—		—		—	—	—	—	—	52,500	(11)	127,050	(11)
	06/10/16	—		—		—	—	—	—	—	0	(12)	0	(12)
	06/09/17	—		—		—	—	—	—	—	85,000	(13)	205,700	(13)
	06/09/17	—		—		—	—	—	—	—	0	(14)	0	(14)
	06/09/17	—		—		—	—	—	—	—	0	(15)	0	(15)

Lucian T.	06/12/09	22,500		—		—	2.55	06/11/19	—	—	—		—
Smith III	06/11/10	20,000		—		—	4.73	06/10/20	—	—	—		—
	06/08/12	25,000		—		—	2.16	06/07/22	—	—	—		—
	06/14/13	—		—		—	—	—	3,125	7,563	—		—
	06/13/14	—		—		—	—	—	6,250	15,125	—		—
	06/12/15	—		—		—	—	—	9,375	22,688	—		—
	08/03/15	—		—		—	—	—	100,000	242,000	—		—
	12/14/15	—		—		—	—	—	—	—	0	(8)	0	(8)
	06/10/16	—		—		—	—	—	—	—	105,000	(10)	254,100	(10)
	06/09/17	—		—		—	—	—	—	—	40,000	(13)	96,800	(13)
	06/09/17	—		—		—	—	—	—	—	0	(14)	0	(14)
	06/09/17	—		—		—	—	—	—	—	0	(15)	0	(15)

Brad G.	06/13/08	15,000		—		—	6.46	06/12/18	—	—	—		—
O’Connor	06/12/09	25,000		—		—	2.55	06/11/19	—	—	—		—
	06/11/10	15,000		—		—	4.73	06/10/20	—	—	—		—
	06/10/11	13,500		—		—	1.93	06/09/21	—	—	—		—
	06/08/12	20,000		—		—	2.16	06/07/22	—	—	—		—
	06/14/13	15,000		5,000		—	6.28	06/13/23	—	—	—		—
	06/13/14	10,000		10,000		—	4.41	06/12/24	—	—	—		—
	06/12/15	5,000		15,000		—	2.67	06/11/25	—	—	—		—
	12/14/15	—		—		—	—	—	—	—	0	(8)	0	(8)
	06/10/16	—		25,000		—	1.70	06/09/26	—	—	—		—
	06/10/16	—		50,000		—	1.70	06/09/26	—	—	—		—
	06/09/17	—		12,500		—	2.25	06/08/27	6,250	15,125	—		—

(1)	The options represented in the table (except as discussed in footnotes (2), (3) and (9) below) vest 25% per year beginning on the second anniversary of the date of grant. In each case, upon termination due to death, disability or qualified retirement, or, for awards granted after May 2014, in connection with a qualifying termination in the case of a change in control, the options, to the extent not previously vested and exercised, would become fully vested and exercisable, subject, in the case of the 2009 and 2011 grants, to having met the performance conditions discussed in footnotes (2) and (3) below. Currently, Messrs. Hovnanian and Sorsby are retirement eligible and qualify for accelerated vesting on the basis of retirement. Therefore, for purposes of this table, all of these NEOs’ outstanding options for which the performance conditions, if any, have been met have been treated as immediately vested (except as discussed in footnote (9) below). In addition, the Company has entered into a change in control severance agreement with Mr. O’Connor and Mr. Smith that would apply to vesting and exercise of their options upon a change in control. See “COO Letter Agreement” above and footnotes 5 and 6 to the “Potential Payments Upon Termination or Change-in-Control” table. All stock option grants were made in the form of rights to receive shares of Class A Common Stock except, as discussed in the Compensation Discussion and Analysis, for the CEO, whose grants were made in the form of rights to receive shares of Class B Common Stock.

(2)

Included in these numbers are 375,000 and 75,000 performance-based options for Mr. Hovnanian and Mr. Sorsby, respectively (50% of the options reflected for each NEO). These performance-based options follow the same vesting schedule as standard stock options, except that the Committee had to determine that (a) the Company’s EBITDA for fiscal 2009 was at least $200 million greater than the Company’s EBITDA for fiscal 2008 and (b) the Company’s EBITDA for fiscal 2010 was at least $300 million greater than the Company’s EBITDA for fiscal 2008. For this purpose, “EBITDA” was defined as the Company’s consolidated earnings before interest expense, income taxes, depreciation and amortization (but including inventory impairment loss and land option write-offs and gain on extinguishment of debt), determined in a manner consistent with the Company’s ordinary course practices for quarterly press release financial reporting purposes. At the end of fiscal 2009, the Committee determined that the first performance hurdle was achieved since the Company’s EBITDA for fiscal 2009 was at least $200 million greater than in fiscal 2008. At the end of fiscal 2010, the Committee determined that the second performance hurdle was achieved since the Company’s EBITDA for fiscal 2010 was at least $300 million greater than in fiscal 2008.

(3)

In February 2012, these awards were amended to require that, as a condition of vesting, the Company’s Adjusted EBITDA must exceed “fiscal 2011 actual EBITDA” for two consecutive fiscal years during the option term. Regardless of when the performance criteria were met, vesting would not have occurred sooner than 25% per year beginning on the second anniversary of the grant date. For this purpose, “fiscal 2011 actual EBITDA” was defined as the Company’s consolidated earnings before interest expense, income taxes, depreciation and amortization, each as reported in our consolidated financial statements for the year ended October 31, 2011. “Adjusted EBITDA” was based on EBITDA, calculated as described in the previous sentence, excluding inventory impairment losses and land option write-offs and gains or losses on extinguishment of debt. At the end of both fiscal 2012 and fiscal 2013, the Committee determined that the Company’s Adjusted EBITDA exceeded fiscal 2011 actual EBITDA and that the performance criteria of “two consecutive fiscal years” had been met.

(4)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 13, 2014 that is not subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSU awards. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on October 31, 2017, stock price performance was below the threshold level; therefore the number and value of shares underlying the awards are based on threshold stock price performance.

(5)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 13, 2014 that is subject to a financial performance condition in addition to the stock price performance conditions applicable to all MSU awards. Because the actual performance achieved for the financial performance condition was above the maximum performance level, the number and value of shares underlying the awards would have been based on maximum financial performance. However, based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on October 31, 2017, stock price performance was below the threshold level; therefore the number and value of shares underlying the awards are based on threshold stock price performance.

(6)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 12, 2015 that is not subject to a financial performance condition in addition to the stock price performance conditions applicable to all MSU awards. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on October 31, 2017, stock price performance was between the threshold and target levels; therefore the number and value of shares underlying the awards are based on target performance.

(7)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 12, 2015 that is subject to a financial performance condition in addition to the stock price performance conditions applicable to all MSU awards. Because the performance period for the financial performance condition ended on October 31, 2017, the number and value of shares underlying the awards would have been based on actual performance of 94.08%. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on October 31, 2017, stock price performance was between the threshold and target levels; therefore the number and value of shares underlying the awards are based on actual financial performance and target stock price performance.

(8)

Represents the number and value of the shares underlying the share portion of the 2016 LTIP awards granted on December 14, 2015. Because performance through the end of fiscal 2017 was below the threshold level, the number and value of shares underlying the awards are based on threshold performance. At threshold performance, no shares would be paid out to the NEO.

(9)

Represents stock options granted on June 10, 2016 which have an exercise price set 33 1/3% above the closing stock price on the date of grant and vest on the fourth anniversary of the grant with no acceleration upon retirement or disability.

(10)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 10, 2016 that is not subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSU awards. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on October 31, 2017, stock price performance was between the target and maximum levels; therefore the number and value of shares underlying the awards are based on maximum performance.

(11)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 10, 2016 that is subject to a debt reduction performance condition in addition to the stock price performance conditions applicable to all MSU awards. Because debt reduction performance through the end of fiscal 2017 was between the target and maximum levels, the number and value of shares underlying the awards would have been based on maximum debt reduction performance. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on October 31, 2017, stock price performance was between the target and maximum levels; therefore the number and value of shares underlying the awards are based on maximum performance overall.

(12)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 10, 2016 that is subject to a gross margin improvement performance condition in addition to the stock price performance conditions applicable to all MSU awards. Because the performance period will commence on November 1, 2017, which is after the date of this table, the number and value of shares underlying the awards are based on threshold performance. At threshold performance, no shares would be paid out to the NEOs.

(13)	Represents the number and value of the shares underlying the portion of the MSU awards granted on June 9, 2017 that is not subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSU awards. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on October 31, 2017, stock price performance was between the threshold and target levels; therefore the number and value of shares underlying the awards are based on target performance.

(14)	Represents the number and value of the shares underlying the portion of the MSU awards granted on June 9, 2017 that is subject to a pre-tax profit performance condition in addition to the stock price performance conditions applicable to all MSU awards. Because the performance period will commence on November 1, 2018, which is after the date of this table, the number and value of shares underlying the awards are based on threshold performance. At threshold performance, no shares would be paid out to the NEOs.

(15)	Represents the number and value of the shares underlying the portion of the MSU awards granted on June 9, 2017 that is subject to a gross margin improvement performance condition in addition to the stock price performance conditions applicable to all MSU awards. Because the performance period will commence on November 1, 2018, which is after the date of this table, the number and value of shares underlying the awards are based on threshold performance. At threshold performance, no shares would be paid out to the NEOs.

The following table shows the total value of all unexercised stock options (exercisable and unexercisable) that each of the NEOs held at the end of fiscal 2017:

Value of Outstanding Option Awards at Fiscal 2017 Year-End (Supplemental Table)

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Value of Unexercised In The Money Options Exercisable ($) (a)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Value of Unexercised In The Money Options Unexercisable ($) (a)
Ara K. Hovnanian	06/13/08	375,000	0	—	—
	06/12/09	750,000	0	—	—
	06/11/10	375,000	0	—	—
	06/10/11	337,500	165,375	—	—
	06/08/12	600,000	0	—	—
	06/14/13	300,000	0	—	—
	06/10/16	—	—	250,000	37,500

J. Larry Sorsby	06/13/08	75,000	0	—	—
	06/12/09	150,000	0	—	—
	06/11/10	75,000	0	—	—
	06/10/11	67,500	33,075	—	—
	06/08/12	120,000	0	—	—
	06/14/13	60,000	0	—	—
	06/10/16	—	—	250,000	37,500

Lucian T. Smith III	06/12/09	22,500	0	—	—
	06/11/10	20,000	0	—	—
	06/08/12	25,000	6,500	—	—

Brad G. O’Connor	06/13/08	15,000	0	—	—
	06/12/09	25,000	0	—	—
	06/11/10	15,000	0	—	—
	06/10/11	13,500	6,615	—	—
	06/08/12	20,000	5,200	—	—
	06/14/13	15,000	0	5,000	0
	06/13/14	10,000	0	10,000	0
	06/12/15	5,000	0	15,000	0
	06/10/16	—	—	25,000	18,000
	06/10/16	—	—	50,000	36,000
	06/09/17	—	—	12,500	2,125

(a)	Based on the difference between the closing trading price of the Company’s Class A Common Stock on the NYSE at October 31, 2017 and the exercise price of the options.

4. OPTION EXERCISES AND STOCK VESTED IN FISCAL 2017

The following table discloses information with respect to stock options exercised by the NEOs in fiscal 2017 and stock awards held by them that vested or are treated as having vested in fiscal 2017:

Option Exercises and Stock Vested in Fiscal 2017

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)	(#)	($) (1)
Ara K. Hovnanian	—	—	133,652	300,159	(2)
J. Larry Sorsby	—	—	26,732	60,035	(3)
Lucian T. Smith III	—	—	68,609	164,628	(4)
Brad G. O’Connor	—	—	29,029	70,250	(5)

(1)	Based on the closing trading price of the Company’s Class A Common Stock on the NYSE on the vesting date.

(2)	Represents 77,816 shares of Class B Common Stock from his 2014 MSU award that vested on June 13, 2017 and 55,836 shares of Class B Common Stock from his 2015 MSU award that vested on June 12, 2017.

(3)	Represents 15,564 shares of Class A Common Stock from his 2014 MSU award that vested on June 13, 2017 and 11,168 shares of Class A Common Stock from his 2015 MSU award that vested on June 12, 2017.

(4)

Represents 59,234 shares of Class A Common Stock from his 2013 LTIP award, 3,125 shares of Class A Common Stock from his June 14, 2013 RSU grant, 3,125 shares of Class A Common Stock from his June 13, 2014 RSU grant and 3,125 shares of Class A Common Stock from his June 12, 2015 RSU grant that vested during fiscal 2017.

(5)	Represents 29,029 shares of Class A Common Stock from his 2013 LTIP award that vested during fiscal 2017.

5. NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2017

The following table provides a summary of the NEOs’ participation in the Company’s nonqualified EDCP during fiscal 2017. Executives may defer both salary and performance and non-performance based bonus awards under the EDCP. The table also provides (1) for Mr. Hovnanian, information regarding the share portion of his 2013 LTIP award that was considered to have vested in a prior fiscal year due to his “retirement eligibility” because of age and/or years of service, but upon which the underlying shares of Class B Common Stock have not yet been delivered, (2) for Mr. Sorsby, information regarding the share portions of his 2013 LTIP award that was considered to have vested in a prior fiscal year due to his “retirement eligibility” because of age and/or years of service, but upon which the underlying shares of Class A Common Stock have not yet been delivered.

Nonqualified Deferred Compensation for Fiscal 2017

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions ($) (3)	Aggregate Balance at Last Fiscal Year End ($) (4)
Ara K. Hovnanian	—	143,820	49,731	30,682	780,859
	—	—	256,266	—	721,121
J. Larry Sorsby	—	60,015	194,929	112,897	679,922
	—	—	93,818	—	264,000
Lucian T. Smith III	—	19,108	10,957	46,721	160,410
Brad G. O’Connor	—	20,954	5,493	—	88,723

(1)

“Registrant Contributions in Last Fiscal Year” Column.  This column represents, in the first or only row for each NEO, the Company’s contributions to the EDCP accounts of the NEOs in fiscal 2017 to make them whole for the fact that the 401(k) plan imposes limits on compensation that may be recognized for employer contribution purposes. These values are also reflected in the “All Other Compensation” column of the Summary Compensation Table. See footnote (7) to the Summary Compensation Table.

(2)

“Aggregate Earnings in Last Fiscal Year” Column.  This column represents, in the first or only row for each NEO, both realized and unrealized earnings/(losses) on the EDCP’s total account balance. The portions of these earnings considered above-market for Messrs. Hovnanian, Sorsby, Smith, and O’Connor are $27,596, $11,127, $6,085 and $3,047, respectively, which are reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for fiscal 2017. For Messrs. Hovnanian and Sorsby, the second row under their names represents earnings/(losses) on the undelivered portions of the shares of Class A Common Stock or Class B Common Stock underlying the share portion of the 2013 LTIP awards for these NEOs, which earnings/(losses) are “realized” only when the shares are delivered. No such earnings are considered above-market or preferential and, accordingly, are not included in the Summary Compensation Table.

(3)

“Aggregate Withdrawals/Distribution” Column. This column represents, in the first or only row for each NEO, the payouts or distributions to the NEOs of vested amounts of deferred compensation pursuant to their elections under the EDCP.

(4)

“Aggregate Balance at Last Fiscal Year” Column. This column represents, in the first or only row for each NEO, the net balance of the NEOs’ EDCP accounts based on an aggregation of all sub-accounts (discussed below). The majority of such balances reflect executive and Company contributions that were included in Summary Compensation tables in previous years. For Mr. Sorsby, the first row under his name in this column includes the net balance of his EDCP Deferred Share Deferral Account based on the value of 149,638 deferred shares as of October 31, 2017 ($362,124). Such total has been previously reported in the Summary Compensation Table and, due to the decrease in value, was previously reported as compensation of $2,256,328 to Mr. Sorsby. For Mr. Hovnanian, the second row under his name represents the undelivered portions of the shares of Class B Common Stock underlying the share portion of his 2013 LTIP award. For Mr. Sorsby, the second row under his name represents undelivered portions of the shares of Class A Common Stock underlying the share portion of his 2013 LTIP award. The grant date fair value and incremental fair value of the 2013 LTIP awards were reflected in the “Stock Awards” column of the Summary Compensation Table for fiscal years 2013 and 2015, respectively. See footnote (3) to the Summary Compensation Table.

Narrative to the Nonqualified Deferred Compensation for Fiscal 2017 Table

The EDCP’s total account balance is equal to the sum of (1) the “Deferred Share Deferral Account” balance and (2) the “Company Contribution Account” balance. The “Deferred Share Deferral Account” balance includes the value of vested stock awarded under any Company stock incentive plan for which shares may have been deferred under the EDCP. The “Company Contribution Account” balance consists of the annual Company “make-whole” contribution amounts under the plan. During calendar years 2016 and 2017, amounts in the “Company Contribution Account” balances were credited with earnings based on the weighted average yield on the Company’s then outstanding senior secured and unsecured notes as of the preceding December 1st, or 7.2% for calendar year 2016 and 7.3% for calendar year 2017. Following a termination of employment, a participant’s account balance in the EDCP will be paid in a lump sum or in annual installments of between two to 15 years, as further set forth in the EDCP and pursuant to the terms of the participant’s elections.

6. POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL TABLE

The following table summarizes payments and benefits that would be payable to each of the NEOs in the event of his termination of employment or upon the occurrence of a change-in-control (each a “triggering event”). For purposes of this table, the effective date of the triggering event is assumed to be October 31, 2017, the last business day of fiscal 2017. The table does not include any payments that are described in the “Nonqualified Deferred Compensation for Fiscal 2017” table above.

Potential Payments Upon Termination Or Change-In-Control Table

Named Executive Officer	Voluntary Termination		Involuntary Termination					Change in Control
Form of Compensation	With or Without Good Reason ($)	Qualified Retirement ($)	Without Cause ($)		With Cause ($)	Death or Disability ($)		Without Termination ($)	With Involuntary Termination Other Than for Cause or Termination with Good Reason ($)
Ara K. Hovnanian
Accelerated vesting of annual bonus awards (1)	—	—	—		—	—		—	—
Accelerated vesting of equity awards (2)	—	—	—		—	3,610,857	(8)	—	3,573,357
Accelerated vesting of LTIP awards (3)	—	—	—		—	—		—	—
Contractual disability/death payment (4)	—	—	—		—	10,000,000		—	—
Cash severance payment	—	—	—		—	—		—	—
Accrued and unpaid vacation (7)	—	—	—		—	—		—	—
Total	—	—	—		—	13,610,857		—	3,573,357

J. Larry Sorsby
Accelerated vesting of annual bonus awards (1)	—	—	—		—	—		—	—
Accelerated vesting of equity awards (2)	—	—	—		—	839,106	(8)	—	801,606
Accelerated vesting of LTIP awards (3)	—	—	—		—	—		—	—
Contractual disability/death payment	—	—	—		—	—		—	—
Cash severance payment	—	—	—		—	—		—	—
Accrued and unpaid vacation (7)	112,199	112,199	112,199		112,199	112,199		—	112,199
Total	112,199	112,199	112,199		112,199	951,305		—	913,805

Lucian T. Smith III
Accelerated vesting of annual bonus awards (1)	—	—	—		—	—		—	—
Accelerated vesting of equity awards (2) (5)	—	—	—		—	600,876		—	600,876
Accelerated vesting of LTIP awards (3) (5)	—	—	—		—	—		—	—
Contractual disability/death payment	—	—	—		—	—		—	—
Cash severance payment (5)	—	—	650,000	(6)	—	—		—	650,000
Accrued and unpaid vacation (7)	83,500	83,500	93,500		83,500	83,500		—	83,500
Total	83,500	83,500	743,500		83,500	684,376		—	1,334,376

Brad G. O’Connor
Accelerated vesting of annual bonus awards (1)	—	—	—		—	—		—	—
Accelerated vesting of equity awards (2) (5)	—	—	—		—	71,250		—	71,250
Accelerated vesting of LTIP awards (3) (5)	—	—	—		—	—		—	—
Contractual disability/death payment	—	—	—		—	—		—	—
Cash severance payment (5)	—	—	—		—	—		—	568,780
Accrued and unpaid vacation (7)	34,654	34,654	34,654		34,654	34,654		—	34,654
Total	34,654	34,654	34,654		34,654	105,904		—	674,684

For purposes of this table presentation, consideration of the forms of compensation or additional payments or benefits to an NEO in the event of a triggering event includes:

(1)

Accelerated vesting of annual bonus awards.  According to the Company’s bonus program’s policies and procedures, the fiscal 2017 regular bonus award is considered earned only if an NEO is on the payroll and employed by the Company on the date that it is scheduled to be paid. However, if an NEO’s termination were due to retirement on or after age 58, a reduction in force, position elimination, death or disability, the NEO would be eligible for a prorated payment through his termination date, less any amounts previously paid. Because Messrs. Hovnanian and Sorsby have reached age 58, any voluntary termination of their employment would be considered a qualified retirement. Any such prorated payments would be paid on the date the bonuses are regularly scheduled to be paid. All bonus amounts payable with respect to fiscal 2017 are reflected in the Summary Compensation Table and are not also included in the table above.

(2)

Accelerated vesting of equity awards.  Under circumstances other than death, disability or qualified retirement, or, for awards granted after May 2014, in connection with a qualifying termination in the case of a change in control, upon termination, any unvested stock options and MSUs are canceled in accordance with the Company’s stock option and MSU agreements. Except with respect to the stock options granted to Messrs. Hovnanian and Sorsby on June 10, 2016, Messrs. Hovnanian and Sorsby are “retirement eligible” under their stock option agreements and all of their outstanding stock options for which the performance conditions, if any, have been met are already considered vested. The values in this table are calculated at the closing trading price of the Company’s Class A Common Stock on October 31, 2017 ($2.42). The number of shares underlying the MSU awards for Messrs. Hovnanian, Sorsby and Smith are calculated based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 60 calendar day period ending on October 31, 2017 ($2.03), but valued based on the closing trading price of the Company’s Class A Common Stock on October 31, 2017.

(3)

Accelerated vesting of LTIP awards. Except in the case of death, disability or a qualifying termination in the case of a change in control, 2016 LTIP participants who terminate prior to the end of the performance period (October 31, 2018) forfeit all of their 2016 LTIP awards. Therefore, no amounts are shown under “Voluntary Termination.” Similarly, no amounts are shown under “Involuntary Termination” except in the case of death, disability or a qualifying termination in the case of a change in control. In the case of death prior to the end of the performance period, the participant is eligible to receive a prorated award payable in January 2019. In the case of disability, the participant is eligible to receive a prorated award in accordance with the following schedule: (1) 50% of the award will become payable in January 2019, (2) 30% of the award will become payable in January 2020 and (3) 20% of the award will become payable in January 2021. The values in the “Death or Disability” column represent two-thirds of the NEOs’ 2016 LTIP awards based on performance through October 31, 2017 and, for the stock portion, based on the closing trading price of the Company’s Class A Common Stock on the NYSE on October 31, 2017 ($2.42). Based on performance through October 31, 2017, 2016 LTIP payouts would be zero.

(4)

Contractual disability and death payment.  The Company has an agreement with Mr. Hovnanian which provides that in the event of his disability or death during his employment with the Company he (or his designated beneficiary, estate or legal representative) will be entitled to receive a lump sum payment of $10 million.

(5)

Change in control severance payment.   The Company has entered into a change in control agreement with Mr. O’Connor. Such agreement provides that if, within two years of the occurrence of a change in control, Mr. O’Connor is involuntarily terminated other than for cause or Mr. O’Connor terminates for good reason (a material reduction in duties, title or responsibilities or any reduction in base salary), Mr. O’Connor, upon execution of the Company’s standard release, would receive a lump sum cash payment equal to one year’s annual base salary plus the average of the last three years’ bonuses and become 100% vested in all outstanding stock options, RSUs and deferred shares granted prior to the change in control, to the extent not previously vested. In addition, if the change in control occurs following the end of an LTIP performance period, the unpaid cash and stock portions of the LTIP award will continue to be paid to Mr. O’Connor on the scheduled payout dates. The amounts in the table reflect the additional payments that Mr. O’Connor would have received had a change in control occurred and his employment was terminated involuntarily other than for cause or for good reason on the last business day of the fiscal year. This agreement does not provide for excise tax gross-ups.

Mr. Smith’s letter agreement also provides that in the event we terminate his employment other than for cause within two years following a “change in control” (as defined in our Stock Plan) he would remain entitled to receive the unpaid earned cash and stock portions of his long-term incentive program awards on the scheduled payment dates.  Mr. Smith’s termination protection benefits under his letter agreement are generally contingent upon his execution and non-revocation of a general release of claims in our favor.

(6)

Under the terms of Mr. Smith’s letter agreement, in the event that we terminate Mr. Smith’s employment other than for cause, Mr. Smith would be entitled to receive severance payments pursuant to our normal Severance Pay Program which currently provides for 52 weeks of base salary at the rate in effect at the time of termination; provided, however, that if we appoint a certain person as Chief Operating Officer within two years following any such termination, then in lieu of the normal Severance Pay Program benefits, we would be required to pay Mr. Smith as severance the sum of (1) 52 weeks of base salary at the rate then in effect at the time of termination, plus (2) the average annual amount earned by Mr. Smith as a bonus with respect to the two most recent completed fiscal years preceding his termination date (up to a maximum of $2 million), which, with respect to an assumed triggering event date of October 31, 2017 would have been $2,035,258. For purposes of the table presentation, we have assumed that the proviso described in the preceding sentence would not apply to Mr. Smith’s hypothetical involuntary termination.

(7)

Accrued and unpaid vacation.  Represents accrued but unpaid vacation payable upon termination for any reason and, for Mr. Smith, length of service paid time-off which would be payable upon his involuntary termination without cause. Mr. Hovnanian does not accrue vacation.

(8)	Reflects amounts payable upon death. Amounts payable upon disability for Messrs. Hovnanian and Sorsby would be $3,573,357 and $801,606, respectively.

NON-EMPLOYEE DIRECTOR COMPENSATION

The Committee annually reviews the compensation program for Directors who are not employees of the Company and periodically engages a consultant to conduct independent, comprehensive reviews of non-employee director compensation, including a review of director compensation for the Peer Group. After consideration of the compensation philosophy, the historical and marketplace compensation values and practices for director compensation, the anticipated director time commitments and value-added activities for fiscal 2017, and the views of the Committee’s outside compensation consultant, the Committee recommended, and the Board of Directors approved, the continuation for fiscal 2017 of the annual retainers, meeting fees and charitable contributions at the same levels as fiscal 2016.

 Below is a summary of non-employee Director compensation for fiscal 2017:

●

Annual board retainer of $50,000 with an additional retainer of $27,500 for each committee on which a Director serves, payable either 100% in cash or 50% in cash and 50% in stock at the Director’s election.

●

Annual equity award valued at $75,000 for board service plus an additional $15,000 for each committee on which a Director serves. Directors may elect to receive RSUs, subject to a mandatory two-year post-vesting holding period, based on the fair value on the date of grant, or stock options based on the grant date Black-Scholes value.

●	Meeting fees of $3,000 per board meeting held in person, $2,000 per telephonic board meeting, $5,000 per committee meeting held in person and $2,500 per telephonic committee meeting.

●	$15,000 annual charitable donation made by the Company in the name of each Director to the charities of the Director’s choosing.

For additional information related to non-employee Director compensation, please also refer to the “Director Compensation for Fiscal 2017” table below.

In conjunction with promoting high ethical standards for the distribution of equity-based incentives, the Committee has established the second Friday in January of each year as the date for payment of the non-employee Director annual and committee retainers and the date for establishment of the stock price for purposes of the calculation of any stock portion of the non-employee Director annual and committee retainers. The Committee also established the second Friday in June as the date of the annual stock option and RSU grants for all non-employee Directors of the Company (other than newly elected Directors), which is the same as the grant date for all employees (other than newly hired or promoted employees). The Company’s practice of setting “fixed” equity award grant dates is designed to reduce the possibility that the Company could grant stock awards prior to the release of material, non-public information that is likely to result in an increase in its stock price or delay the grant of stock awards until after the release of material, non-public information that is likely to result in a decrease in the Company’s stock price. Exercise prices of stock options granted to non-employee Directors are set at the closing trading price per share of the Company’s Class A Common Stock on the NYSE on the date the options are granted.

The Board of Directors of the Company has adopted stock ownership guidelines, which set forth recommended minimum amounts of stock ownership, directly or beneficially, for the Company’s non-employee Directors. The guidelines provide that non-employee Directors are requested to achieve and maintain stock ownership amounts that equal three times the total value of their annual retainer exclusive of any committee retainers (which represents $150,000 in total) within five years after they become subject to the guidelines upon their election to the Board. Under the policy, once the stock ownership guidelines are met, they are deemed satisfied for subsequent annual review periods, regardless of decreases in the Company’s stock price on the NYSE. The Corporate Governance and Nominating Committee reviews adherence to the Company’s stock ownership guidelines on an annual basis. The Company believes these ownership guidelines further enhance the Company’s commitment to aligning the interests of non-employee Directors with those of its stockholders. All non-employee Directors are currently in compliance with these stock ownership guidelines.

The following table summarizes the compensation of the Company’s non-employee Directors related to their service in fiscal 2017.

Director Compensation for Fiscal 2017

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Robert B. Coutts	179,000	105,001	—	—	—	15,000	299,001
Edward A. Kangas	221,500	120,000	—	—	—	15,000	356,500
Joseph A. Marengi	221,500	120,000	—	—	—	15,000	356,500
Vincent Pagano	174,000	105,001	—	—	2,454	15,000	296,455
Stephen D. Weinroth	171,500	105,001	—	—	—	15,000	291,501

(1)

“Fees Earned or Paid in Cash” Column.  The amounts in this column represent, as shown below, the combined value of the fiscal 2017 annual retainers, which are paid in cash or in stock at each non-employee Director’s election, and cash meeting fees. For a full description of the annual retainer and meeting fees, share awards and stock option awards to non-employee Directors, see the discussion preceding this table.

(2)

“Stock Awards” and “Option Awards” Columns.  The amounts in these columns represent the grant date fair value of RSUs granted in fiscal 2017 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in Footnotes 3 and 15 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017. There is a mandatory two-year post-vesting holding period for the RSUs granted in fiscal 2017. RSUs vest one-third per year beginning on the first anniversary of the date of grant, but if the non-employee Director ceases to be a member of the Board of Directors due to death, disability or retirement (but only if such retirement occurs on or after the first anniversary of the date of the grant), the RSUs, to the extent not previously vested and distributed, would become fully vested and distributable. “Retirement” is defined as termination of a member of the Board of Directors on or after age 60 or on or after age 58 with at least 15 years of service to the Company immediately preceding such termination. All RSU grants were made in the form of rights to receive Class A Common Stock. Currently, each non-employee Director qualifies for accelerated vesting on the basis of his eligibility for retirement. No Directors elected to receive their 2017 annual equity award in stock options.

(3)

“Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column. Represents above-market earnings on cash retainer and meeting fee deferrals under the EDCP. Directors may defer retainers and meeting fees, including a choice to defer such compensation until termination from the Board of Directors.

(4)	“All Other Compensation” Column. Represents annual charitable gift program donations made by the Company in the name of each Director.

THE AUDIT COMMITTEE

Membership, Independence and Qualifications

Messrs. Kangas, as Chairman, Coutts, Marengi, Pagano and Weinroth are the members of the Audit Committee. The Company’s Board of Directors has determined that each member of the Audit Committee is independent as required by both the rules of the NYSE and regulations of the SEC. The Company’s Board of Directors has also determined that Messrs. Kangas and Weinroth are each an “audit committee financial expert” in accordance with SEC regulations. In determining that Mr. Kangas is an “audit committee financial expert,” the Board of Directors considered his significant experience, expertise and background with regard to accounting matters, including the broad perspective brought by his experience advising clients in many diverse industries. With regard to the determination for Mr. Weinroth, the Board of Directors considered his many years of experience as a managing member or partner in several merchant and investment banking companies.

Responsibilities of the Audit Committee and Charter

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is governed by its Charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

Policies and Procedures Established by Audit Committee

In accordance with SEC regulations, the Audit Committee has established procedures for the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to prepare or issue an audit report or to provide other audit, review or attest services. The Company’s independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee is responsible for the resolution of disagreements between such firm and management regarding financial reporting.

The Audit Committee has established whistle blowing procedures as required by Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3 of the Exchange Act. These procedures are discussed in the Company’s Code of Ethics, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has also established procedures for the pre-approval of audit and permitted non-audit services provided by an independent registered public accounting firm. The Company’s “Audit and Non-Audit Services Pre-Approval Policy” (“Pre-Approval Policy”) was most recently reviewed and approved by the Audit Committee at its meeting held on September 18, 2017.

As set forth in the Pre-Approval Policy, audit services require specific approval by the Audit Committee, except for certain services that have received general pre-approval by the Audit Committee.

In accordance with the Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. Prior to establishing the list of pre-approved services, the Audit Committee determines if the Company’s independent registered public accounting firm is an effective provider of services. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. For fiscal year 2017, there were four categories of services that received general pre-approval by the Audit Committee: Audit, Audit-Related, Tax and All Other Services, and the pre-approved dollar amount for such services may not exceed $100,000 per engagement.

The Audit Committee may delegate to one or more of its members the authority to approve in advance all significant audit or permitted non-audit services to be provided by the independent registered public accounting firm, so long as decisions are presented to the full Audit Committee at its next scheduled meeting.

All of the services covered under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below were pre-approved by the Audit Committee.

THE AUDIT COMMITTEE REPORT

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2017 with management. This review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:

●	the overall scope and plans for such accounting firm’s audits of the Company;

●	such accounting firm’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles;

●

such accounting firm’s independence from management and the Company, including matters in the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board, which we refer to as the PCAOB, concerning independence and received by the Company; and

●

such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under PCAOB Auditing Standard No. 1301, “Communications with Audit Committees,” other standards of the PCAOB, rules of the SEC and other applicable regulations.

The Audit Committee, under the Audit Committee Charter, reviews with management the Company’s annual audited financial statements and quarterly financial statements prior to their filing with the SEC. The Audit Committee, in reliance on the reviews and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017.

AUDIT COMMITTEE

Edward A. Kangas, Chair

Robert B. Coutts

Joseph A. Marengi

Vincent Pagano Jr.

Stephen D. Weinroth

FEES PAID TO PRINCIPAL ACCOUNTANT

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP in each of fiscal 2017 and 2016 for professional services rendered for the audit of our consolidated financial statements, for the reviews of the unaudited condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods during fiscal 2017 and 2016, the audit of the effectiveness of the Company’s internal controls over financial reporting as of October 31, 2017 and 2016, and for services normally provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements, including comfort and consent letters in connection with SEC filings and financing transactions, were $1,839,000 and $1,807,000, respectively.

Audit-Related Fees

The aggregate fees billed by Deloitte & Touche LLP in each of fiscal 2017 and 2016 for assurance and related services that were reasonably related to performance of the audit or review of the Company’s consolidated financial statements and that are not reported under “Audit Fees” above were $2,000 and $2,100, respectively. These fees were primarily for electronic access to the Deloitte & Touche LLP Technical Library.

Tax Fees

The aggregate fees billed for professional services rendered for tax compliance, tax advice or tax planning by Deloitte & Touche LLP in fiscal 2016 were $14,000. There were no such fees billed in fiscal 2017.

All Other Fees

There were no fees billed for products and services provided by Deloitte & Touche LLP in either fiscal 2017 or 2016 other than the services described above.

PRINCIPAL ACCOUNTANT INDEPENDENCE

The Audit Committee has determined that the provision of all non-audit services performed by Deloitte & Touche LLP were compatible with maintaining the independence of such firm.

CORPORATE GOVERNANCE

The Corporate Governance and Nominating Committee is primarily responsible for reviewing the Company’s Governance Guidelines and further developing such guidelines and other policies and procedures that enhance the Company’s corporate governance.

In accordance with promoting strong corporate governance, the Company has a Code of Ethics that applies to its principal executive officer, principal financial officer, controller and all other associates of the Company, including its Directors and other officers.

The Company makes available to the public various corporate governance-related information on its public website (www.khov.com) under “Investor Relations”, “Corporate Governance” and to any shareholder who requests such information in writing. Information on the website includes the Company’s Code of Ethics, Governance Guidelines (including the Related Person Transaction Policy) and Charters of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors by corresponding to the address below. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter.

Attn: Board of Directors of Hovnanian Enterprises, Inc.

c/o Mr. Edward A. Kangas, Director & Chairman of the Audit Committee

Privileged & Confidential

Hovnanian Enterprises, Inc.

110 West Front Street

Red Bank, N.J. 07701

The Company’s non-employee Directors meet without management after each regularly scheduled meeting of the Board of Directors. The presiding Director is selected to preside at these executive sessions by the Directors in attendance.

Shareholders, associates of the Company and other interested parties may communicate directly with non-employee Directors as a group by corresponding to the address below. Following the 2018 Annual Meeting, assuming the election of all the director nominees, members of the non-employee Director group will include: Messrs. Coutts, Kangas, Marengi, Pagano and Weinroth. All such non-employee Directors are “independent” in accordance with NYSE rules and as defined under the Company’s Restated Certificate of Incorporation. Mr. Kangas will report to all non-employee Directors any correspondence which is received by him as indicated by the urgency of the matter, or at the next scheduled meeting of non-employee Directors.

Attn: Non-Employee Directors of Hovnanian Enterprises, Inc.

c/o Mr. Edward A. Kangas, Director & Chairman of the Audit Committee

Privileged & Confidential

Hovnanian Enterprises, Inc.

110 West Front Street

Red Bank, N.J. 07701

In addition, associates of the Company may anonymously report concerns or complaints via the K. Hovnanian Corporate Governance Hotline or by following the procedure discussed in the Company’s Code of Ethics.

OVERSIGHT OF RISK MANAGEMENT

The Company is exposed to a number of risks and undertakes at least annually an Enterprise Risk Management review to identify and evaluate these risks and to develop plans to manage them effectively. The Company’s Executive Vice President and Chief Financial Officer, Mr. Sorsby (who is himself a member of the Board of Directors), is directly responsible for the Company’s Enterprise Risk Management function and reports both to the President, Chief Executive Officer and Chairman and to the Audit Committee in this capacity. In fulfilling his risk management responsibilities, the CFO works closely with members of senior management and others.

On behalf of the Board of Directors, the Audit Committee plays a key role in the oversight of the Company’s Enterprise Risk Management function. In that regard, the CFO meets with the Audit Committee at least four times a year to discuss the risks facing the Company, highlighting any new risks that may have arisen since they last met. The Audit Committee also reports to the Board of Directors on a regular basis to apprise them of their discussions with the CFO regarding the Company’s Enterprise Risk Management efforts.

In fiscal 2017, we systematically reviewed all of our incentive compensation programs for potential risk areas as well as the key enterprise risks facing the Company and concluded that our compensation programs are not reasonably likely to have a material adverse effect on the Company.

By design, the Company’s compensation program for executive officers does not incentivize excessive risk-taking. Our base salary component of compensation does not encourage risk-taking because it is a fixed amount. The remaining elements of executive officer compensation have the following risk-limiting characteristics:

●	we do not provide guaranteed bonuses, nor have we awarded excessively large equity grants with unlimited upside but no downside risk;

●	the elements of our compensation program are balanced between long-term and short-term, fixed and variable, and cash and equity awards;

●	we use a variety of performance measures in our short-term and long-term incentive plans;

●	we do not provide lucrative severance packages or any defined benefit pension plans;

●

a large portion of our compensation program is tied to long-term and sustained Company performance, and our LTIP grants require a two-year holding period for full vesting even after awards are earned after a multi-year performance period;

●	our incentive plans are not tied to formulas that could focus executives on specific short-term outcomes to the detriment of long-term results;

●	the Compensation Committee reserves the right to apply negative discretion to bonus amounts calculated under the bonus formulas; and

●	our CEO, CFO and COO are subject to our stock ownership and holding guidelines, discussed on page 41.

LEADERSHIP STRUCTURE

From 1997 to 2009, the Company had separate individuals serving as Chairman of the Board and as Chief Executive Officer. This structure reflected the continuing strong leadership, energy and passion brought to the Board of Directors by our founder, Mr. Kevork Hovnanian, and the day-to-day management direction of the Company under Mr. Ara Hovnanian as President and CEO. Following the death of Mr. K. Hovnanian in September 2009, the Board of Directors appointed Mr. A. Hovnanian to the additional position of Chairman, believing that his more than 30 years of service to the Company, vast industry experience and close relationship with our founder uniquely qualified him for this role. The Board of Directors believes that combining these positions under Mr. A. Hovnanian’s leadership has enabled him to carry on the tradition of a strong leader that has always marked this family-controlled company and to successfully navigate the Company through the current challenging economic environment, as well as any future challenges. In the view of the Board of Directors, this leadership structure also enables the Board of Directors to better fulfill its risk oversight responsibilities, as described above under “Oversight of Risk Management.”

Although the Board of Directors has not formally designated a lead independent Director, Mr. Kangas, the chairman of the Audit Committee, serves as the Director to whom correspondence may be directed on behalf of both the Board of Directors and the non-employee Directors, as described above under “Corporate Governance” beginning on page 63.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors has adopted a written Related Person Transaction Policy (the “Related Person Transaction Policy”) to assist it in reviewing, approving and ratifying related person transactions and to assist the Company in the preparation of related disclosures required by the SEC. This Related Person Transaction Policy supplements the Company’s other policies that may apply to transactions with related persons, such as the Company’s Guidelines and Code of Ethics.

The Related Person Transaction Policy provides that all Related Person Transactions (as defined in the Related Person Transaction Policy) covered by the Related Person Transaction Policy and involving a director, director nominee, executive officer or greater than 5% shareholder or an immediate family member of any such person are prohibited, unless approved or ratified by the disinterested members of the Board of Directors or the Corporate Governance and Nominating Committee. The Company’s employees, directors, director nominees, executive officers and their immediate family members are required to provide prompt and detailed notice of any purported Related Person Transaction to the Company’s Corporate Counsel or Chief Financial Officer, who in turn must promptly forward such notice and information to the Chairperson of the Board of Directors or the Corporate Governance and Nominating Committee and will advise the Corporate Governance and Nominating Committee or disinterested directors as to whether the Related Person Transaction will be required to be disclosed in applicable regulatory filings. The Company’s Corporate Counsel will document all non-reportable and reportable Related Person Transactions.

In reviewing Related Person Transactions for approval or ratification, the Corporate Governance and Nominating Committee or disinterested directors will consider the relevant facts and circumstances, including, without limitation:

●	the commercial reasonableness of the terms of the transaction;

●	the benefit and perceived benefit, or lack thereof, to the Company;

●	opportunity costs of alternate transactions;

●	the materiality and character of the Company’s and related person’s direct or indirect interest and the actual or apparent conflict of interest of the Company and related person;

●	whether the proposed transaction would likely impair the judgment of the related person to act in the best interest of the Company;

●	whether the proposed transaction includes any potential reputational risk issues that may arise as a result of, or in connection with, the proposed transaction; and

●

with respect to a non-employee director or nominee, whether the transaction would compromise the director’s (1) independence under the NYSE rules and the Company’s Restated Certificate of Incorporation; (2) status as an “outside director” under Section 162(m) of the Code (to the extent applicable for purposes of any outstanding performance-based compensation arrangements) or status as a “non-employee director” under Rule 16b-3 of the Exchange Act if such non-employee director serves or will serve on the Compensation Committee; or (3) status as an independent director under Rule 10A-3 or Rule 10C-1 of the Exchange Act if such non-employee director serves or will serve on the Audit Committee or Compensation Committee, respectively.

The Corporate Governance and Nominating Committee or the disinterested directors will not approve or ratify a Related Person Transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, the Company’s best interests and the best interests of its shareholders.

Generally, the Related Person Transaction Policy applies to any current or proposed transaction in which:

●	the Company was or is to be a participant;

●	the amount involved exceeds $120,000; and

●	any related person had or will have a direct or indirect material interest.

A copy of our Related Person Transaction Policy is available as part of our Governance Guidelines on our website at www.khov.com under “Investor Relations”, “Corporate Governance/Guidelines.”

Related Person Transactions

The following transactions were reviewed, approved and ratified by the Board of Directors and by the Corporate Governance and Nominating Committee in accordance with our Related Person Transaction Policy:

During the year ended October 31, 2017, an engineering firm owned by Tavit Najarian, a relative of Ara K. Hovnanian, our Chairman of the Board and one of our executive officers, provided services to the Company totaling $0.8 million. Neither the Company nor Mr. Hovnanian has a financial interest in the relative’s company from whom the services were provided.

Mr. Carson Sorsby, the son of J. Larry Sorsby, one of our directors and executive officers is employed by the Company’s mortgage subsidiary and his total commissions from the Company’s mortgage affiliate totaled approximately $191,000 in fiscal 2017.

Mr. Alexander Hovnanian, the son of Mr. Ara K. Hovnanian, our Chairman of the Board and one of our executive officers, is employed by the Company as an Area Vice President in the Company’s Hudson/North Jersey Area and in fiscal 2017 his total compensation was approximately $336,000.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 13, 2018

Our 2018 Proxy Statement, the Company’s Annual Report to Shareholders for the year ended October 31, 2017 (which is not deemed to be part of the official proxy soliciting materials), proxy cards and any amendments to the foregoing materials that are required to be furnished to shareholders are available online at www.proxyvote.com.

For information on how to obtain directions to the Company’s 2018 Annual Meeting, please call our Investor Relations department at 1-800-815-9680.

GENERAL

Solicitation

The solicitation of proxies is being made by our Board of Directors on our behalf primarily through the internet and by mail, but directors, officers, employees, and contractors retained by us may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by us. In addition, we may reimburse brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

Voting

Unless otherwise directed, the persons named in the proxy card(s) intend to vote all shares represented by proxies received by them in favor of the election of the nominees to the Board of Directors of the Company named herein, in favor of the ratification of the selected independent registered public accounting firm, in favor of the compensation of the Company’s named executive officers, in favor of the amendment to the Company’s Stockholder Rights Plan, and in favor of the amendment to the Company’s Restated Certificate of Incorporation to provide for the equal treatment of Class A Common Stock and Class B Common Stock in connection with certain transactions, in each case, as recommended by the Board of Directors. All proxies will be voted as specified. The proxy will be voted on any other matters as may properly come before the meeting in accordance with the discretion of the named proxies and agents.

Each share of Class A Common Stock entitles the holder thereof to one vote, and each share of Class B Common Stock entitles the holder thereof to ten votes (except as provided below). Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class for proposals one through four which require the affirmative vote of a majority of the votes cast by holders of the outstanding Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2018 Annual Meeting. Proposal five requires (1) the affirmative vote of the holders of a majority in voting power of the outstanding Class A Common Stock and Class B Common Stock entitled to vote, voting together, and (2) the affirmative vote of the holders of a majority in voting power of the outstanding Class B Common Stock entitled to vote, voting separately as a class.

All votes will be certified by the Inspectors of Election. Abstentions and broker non-votes will have no effect on the vote for proposals one, three and four because such shares are not considered votes cast. Abstentions will have no effect on the vote for proposal two because such shares are not considered votes cast. Brokers may vote shares with respect to proposal two in the absence of client instructions and thus there will be no broker non-votes with respect to proposal two. In determining whether proposal five has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal.

Notwithstanding the foregoing, the Company’s Restated Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company’s knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held continuously, since the date of issuance, for the benefit or account of the same named beneficial owner of such shares (as defined in the Restated Certificate of Incorporation) or any Permitted Transferee (as defined in the Restated Certificate of Incorporation). Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must properly complete their voting instruction card, which is specially designed for beneficial owners of Class B Common Stock. The Company has also supplied nominee holders of Class B Common Stock with instructions and specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company’s Restated Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares is properly completed, mailed and received not less than three nor more than 20 business days prior to March 13, 2018. Proxy cards should be mailed to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

Additional Matters

Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it is not aware that others will attempt to do so. If other matters requiring the vote of shareholders properly come before the meeting and any adjournments or postponements thereof, it is the intention of the persons named in the proxy cards to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Under the SEC’s rules and regulations, any stockholder desiring to submit a proposal to be included in our 2019 proxy statement must submit such proposal to us at our principal executive offices to the attention of our Secretary no later than the close of business on October 1, 2018.

Our Restated By-laws require timely notice of business to be brought before a shareholders’ meeting, including nominations of persons for election as directors. To be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive offices not earlier than 120 days prior to the first anniversary of the 2018 Annual Meeting (November 13, 2018), but not later than 90 days prior to such anniversary date (December 13, 2018), provided, however, that in the event that the date of the 2019 Annual Meeting of Shareholders is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Restated By-laws have other requirements that must be followed in connection with submitting director nominations and any other business for consideration at a shareholders’ meeting.

By Order of the Board of Directors HOVNANIAN ENTERPRISES, INC.

Red Bank, New Jersey

January 29, 2018

ANNEX A-1

STOCKHOLDER RIGHTS PLAN AMENDMENT

AMENDMENT NO. 1

TO

RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain rights agreement, by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as successor to National City Bank (the “Rights Agent”), dated as of August 14, 2008, is made and entered into as of January 11, 2018, and shall become effective on January 11, 2018.

BACKGROUND

WHEREAS, the Company and the Rights Agent entered into that certain rights agreement, dated as of August 14, 2008 (the “Existing Rights Agreement”);

WHEREAS, Section 26 of the Existing Rights Agreement provides that prior to the Distribution Date, the Company may supplement or amend any provision of the Existing Rights Agreement without the approval of any holders of Rights;

WHEREAS, no Distribution Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) deems it advisable and in the best interests of the Company and its stockholders to amend the terms of the Existing Rights Agreement as set forth herein; and

WHEREAS, on January 8, 2018, the Board authorized and approved this Amendment.

AGREEMENT

NOW, THEREFORE, the Company hereby amends the Existing Rights Agreement as follows and directs the Rights Agent to execute this Amendment:

1.     Effect of Amendment. Except as expressly provided herein, the Existing Rights Agreement shall be and remain in full force and effect.

2.     Capitalized Terms. All capitalized, undefined terms used in this Amendment shall have the meanings assigned thereto in the Existing Rights Agreement.

3.     National City Bank. All references in the Existing Rights Agreement to “National City Bank” shall be removed and replaced with “Computershare Trust Company, N.A.”.

4.     Section 1 of the Existing Rights Agreement is hereby amended as follows:

a.	The reference to “August 14, 2009” in clause (x)(vi) shall be removed and replaced with “August 14, 2019”.

b.	The reference to “August 14, 2018” in clause (y) shall be removed and replaced with “August 14, 2021”.

c.	The reference to “$35.00” in clause (dd) shall be removed and replaced with “$16.60”.

d.	The references to “this Agreement” in clause (pp) shall be removed and replaced with “Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, between the Company and the Rights Agent”.

5.     Exhibit B to the Existing Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit 1 hereto.

6.     Exhibit C to the Existing Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit 2 hereto.

7.     Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

8.     Execution in Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

HOVNANIAN ENTERPRISES, INC.

By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Michael J. Lang
Name: Michael J. Lang
Title: Senior Vice President, Investor Services

Exhibit 1

FORM OF RIGHTS CERTIFICATE

Certificate No. R-____________       ____________Rights in respect of Class ___ Common Stock

NOT EXERCISABLE AFTER AUGUST 14, 2021 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

RIGHTS CERTIFICATE

HOVNANIAN ENTERPRISES, INC.

This certifies that _________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, (as amended from time to time, the “Rights Agreement”), by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (as successor to National City Bank) (the “Rights Agent”), dated as of August 14, 2008, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series B Junior Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $16.60 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of August 14, 2008.

HOVNANIAN ENTERPRISES, INC.

/s/
Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

/s/
Name:
Title:

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______, _______

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

_______________

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)     the Rights evidenced by this Rights Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2)     after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, ____________

Signature

Form of Reverse Side of Rights Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if the holder desires to exercise the Rights Certificate)

To Hovnanian Enterprises, Inc.:

The undersigned hereby irrevocably elects to exercise ____________________ Rights represented by this Rights Certificate to purchase the one ten-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated: ________, __________

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Signature

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)     the Rights evidenced by this Rights Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)     after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________, __________

Signature

NOTICE

The signature(s) in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit 2

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AMENDED RIGHTS PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE AMENDED RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

On January 11, 2018, the Board of Directors (the “Board”) of Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, by and between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), dated as of August 14, 2008 (the “Rights Plan”, and as amended by the Amendment, the “Amended Rights Plan”).

This summary of rights provides only a general description of the Amended Rights Plan, and thus, should be read together with the entire Amended Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Amended Rights Plan. Upon written request, the Company will provide a copy of the Amended Rights Plan (which includes the Rights Plan and the Amendment) free of charge to any of its stockholders.

Our Board entered into the Amended Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the “NOLs”) to reduce future potential federal income tax obligations. We have experienced substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may "carry forward" these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an "Ownership Change," as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The Amended Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A common stock (an “Acquiring Person”) without the approval of our Board. Stockholders who owned 4.9% or more of our outstanding Class A common stock as of the close of business on August 15, 2008 would not have triggered the Amended Rights Plan so long as they did not and do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire 4.9% or more of the Class A common stock. The Amended Rights Plan does not exempt any subsequent acquisitions of Class A common stock by such persons. Any Rights held by an Acquiring Person are void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Amended Rights Plan.

The Rights. Our Board authorized the issuance of one Right per each outstanding share of our Class A common stock and Class B common stock payable to our stockholders of record as of August 15, 2008 and the issuance of one Right per each share of Class A common stock and Class B common stock issued or delivered by the Company after such date but before the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below). Subject to the terms, provisions and conditions of the Amended Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $16.60 (the “Purchase Price”). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Class A common stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or an exchange offer by a person or group for 4.9% of the Class A common stock.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, our Class A common stock and Class B common stock certificates will evidence the Rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock unless and until our Board has determined to affect an exchange pursuant to the Amended Rights Plan (as described below).

After the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a market value of two times the Purchase Price.

Exchange. After the Distribution Date, the Board may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The Rights and the Amended Rights Plan will expire on the earliest of (i) August 14, 2021, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Amended Rights Plan, (iv) the repeal of Section 382 of the Internal Revenue Code or any successor statute if the Board determines that the Amended Rights Plan is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2019, if Stockholder Approval has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our Class A common stock or Class B common stock. No adjustments to the purchase price of less than 1% will be made.

Amendments. Before the Distribution Date, our Board may amend or supplement the Amended Rights Plan without the consent of the holders of the Rights. After the time that the Rights have become no longer redeemable, our Board may amend or supplement the Amended Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Amended Rights Plan, but only to the extent that those changes do not impair or adversely affect any Rights holder, and no such amendment may cause the Rights again to become redeemable or cause the Amended Rights Plan again to become amendable other than in accordance the Amended Rights Plan.

ANNEX A-2

STOCKHOLDER RIGHTS PLAN

RIGHTS AGREEMENT

dated as of

August 14, 2008

between

HOVNANIAN ENTERPRISES, INC.

and

National City Bank

Rights Agent

i

EXHIBITS

Exhibit A:	Form of Certificate of Designation of Series B Junior Preferred Stock

Exhibit B:	Form of Rights Certificate

Exhibit C:	Summary of Rights

ii

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of August 14, 2008 (the "Agreement"), between Hovnanian Enterprises, Inc., a Delaware corporation (the "Company"), and National City Bank (the "Rights Agent").

W I T N E S S E T H

WHEREAS, on July 29, 2008 (the "Rights Dividend Declaration Date"), the Board authorized and declared a dividend distribution of one right (a "Right") for each share of Class A common stock, par value $0.01 per share, of the Company (the "Class A Common Stock") and one Right for each share of Class B common stock, par value $0.01 per share, of the Company (the "Class B Common Stock") outstanding at the Close of Business (as hereinafter defined) on August 15, 2008 (the "Record Date"), each Right initially representing the right to purchase one ten-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Class A Common Stock and each share of Class B Common Stock issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 21.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1       Certain Definitions

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)     "Acquiring Person" shall mean any Person (other than the Company, any Related Person or any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.9% or more of the shares of Class A Common Stock then-outstanding, provided, however, that any Person who would otherwise qualify as an Acquiring Person as of the Close of Business on the Record Date will not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Class A Common Stock, and provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Class A Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company, or (iv) an Exempt Transaction, unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Class A Common Stock. The Board shall not make any determination with respect to a potential Acquiring Person until five (5) Business Days after the date on which all Board members first received notice of the change of beneficial ownership at issue. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that any Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

(b)     "Act" shall mean the Securities Act of 1933, as amended.

(c)     "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Class A Common Stock or Class B Common Stock would be deemed constructively owned by such first Person, owned by a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d)     "Agreement" shall have the meaning set forth in the preamble of this Agreement.

(e)     “Authorized Officer” shall mean the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary of the Company.

(f)     A Person shall be deemed the "Beneficial Owner" of, and to "beneficially own" any securities:

  (i)     which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own" securities (including rights, options or warrants) which are convertible or exchangeable into Class A Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Class A Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; and, provided further, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

  (ii)     which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has "beneficial ownership" of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations, or

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  (iii)      which any other person is the Beneficial Owner, if such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own" any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person's status as a "clearing agency," as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(e) shall cause a Person engaged in business as an underwriter of securities or member of a selling to group to be the Beneficial Owner of, or to "beneficially own," any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the directors of the Company may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(e), a Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" or have "beneficial ownership" of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(g)     "Board" shall mean the Board of Directors of the Company.

(h)     "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York or New Jersey (or such other state in which the principal office of the Rights Agent may be located) are authorized or obligated by law or executive order to close.

(i)     "Class A Common Stock" shall have the meaning set forth in the preamble of this Agreement.

(j)     "Class B Common Stock" shall have the meaning set forth in the preamble of this Agreement.

(k)     "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(l)     "Code" shall mean the Internal Revenue Code of 1986, as amended.

(m)     "Common Stock" shall mean the Class A Common Stock together with the Class B Common Stock.

(n)     "Company" shall have the meaning set forth in the preamble of this Agreement.

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(o)     "Company's Certificate of Incorporation" shall mean the Certificate of Incorporation of the Company, as amended.

(p)     "Current Per Share Market Price" shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

(q)     “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(r)     "Distribution Date" shall mean the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.9% or more of the then-outstanding Class A Common Stock.

(s)     "Equivalent Preferred Stock" shall have the meaning set forth in Section 11(b) hereof.

(t)     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(u)     "Exchange Ratio" shall have the meaning set forth in Section 23(a) hereof

(v)     "Exempt Person" shall mean (i) a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Class A Common Stock would not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of its NOLs and (ii) any Person that beneficially owns, as of the Record Date, 4.9% or more of the outstanding shares of Class A Common Stock, provided, however, that, with respect to clause (ii) of this paragraph, any such Person shall only be deemed to be an Exempt Person for so long as it beneficially owns no more than the amount of Class A Common Stock it owned on the Record Date; and provided, further, that, with respect to clauses (i) and (ii) of this paragraph, any Person shall cease to be an Exempt Person as of the date that such Person ceases to beneficially own 4.9% or more of the shares of the then outstanding Class A Common Stock. Additionally, a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination with respect to the effect of such Person's Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs.

(w)     "Exempt Transaction" shall mean any transaction that the Board determines, in its sole discretion, is exempt, which determination shall be irrevocable.

(x)     "Expiration Date" shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged as provided in Section 23 hereof, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2009 if Stockholder Approval has not been obtained.

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(y)     "Final Expiration Date" shall be August 14, 2018.

(z)     “Nasdaq” means The Nasdaq Stock Market.

(aa)    "NOLs" shall mean the Company's net operating loss carryforwards.

(bb)    "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

(cc)    "Preferred Stock" shall mean shares of Series B Junior Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation of Series B Junior Preferred Stock attached hereto as Exhibit A.

(dd)    "Purchase Price" shall mean initially $35.00 per one ten-thousandth of a Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(ee)    "Record Date" shall have the meaning set forth in the recitals to this Agreement.

(ff)    "Redemption Price" shall mean $0.01 per Right, subject to adjustment of the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

(gg)    "Related Person" shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Class A Common Stock or Class B Common Stock, as the case may be, for or pursuant to the terms of any such plan.

(hh)    "Rights" shall have the meaning set forth in the recitals to this Agreement.

(ii)    "Rights Agent" shall have the meaning set forth in the preamble of this Agreement.

(jj)    "Rights Certificates" shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

(kk)    "Rights Dividend Declaration Date" shall have the meaning set forth in the recitals to this Agreement.

(ll)    “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(mm)    "Securities Act" shall mean Securities Act of 1933, as amended.

(nn)    “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

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(oo)    "Stock Acquisition Date" shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

(pp)    “Stockholder Approval” shall mean the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote, and voting together without regard to class, and that are present, or represented by proxy, and are voted on the proposal to approve this Agreement, at the meeting of stockholders of the Company duly held in accordance with the Company’s certificate of incorporation (as amended) and applicable law.

(qq)    "Subsidiary" shall mean, with reference to any Person, any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(rr)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ss)    "Summary of Rights " shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

(tt)    “Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any “net unrealized built-in loss” within the meaning of Section 382, of the Company or any direct or indirect subsidiary thereof.

(uu)    "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Class A Common Stock are listed or admitted to trading is open for the transaction of business or, with respect to the shares of Class B Common Stock which are not listed or admitted to trading on any national securities exchange, a Trading Day for the Class A Common Stock.

(vv)    "Treasury Regulations" shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

Section 2       Appointment of Rights Agent

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby certifies that it complies with the requirements of the New York Stock Exchange governing transfer agents and registrars. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omission of any such co-rights agent. Prior to the appointment of a co-rights agent, the specific duties and obligations of each such co-rights agents shall be set forth in writing and delivered to the Rights Agent and the proposed co-rights agent. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-rights agent. To the extent that any co-rights agent takes any action pursuant to this Agreement, such co-rights agent shall be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement. The Rights Agent will have no duty to supervise, and in no event will be liable for, the acts or omissions of any co-rights agent.

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Section 3        Issuance of Rights Certificates

(a)     Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b)) by the certificates representing the shares of Class A Common Stock or Class B Common Stock, registered in the names of the record holders thereof (which certificates representing such shares of Class A Common Stock and/or Class B Common Stock shall also be deemed to be Rights Certificates), (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Class A Common Stock and/or Class B Common Stock, and (iii) the surrender for transfer of any certificates representing such shares of Class A Common Stock and/or Class B Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the shares of Class A Common Stock and/or Class B Common Stock represented by such certificates.

(b)     On or as promptly as practicable after the Record Date, the Company shall send by first class, postage prepaid mail, to each record holder of shares of Class A Common Stock and Class B Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as of such date, a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C. With respect to certificates for Class A Common Stock and Class B Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights.

(c)     Rights shall be issued by the Company in respect of all shares of Class A Common Stock and Class B Common Stock (other than any shares of Class A Common Stock and Class B Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, except as specially provided in Section 21 hereof, after the Distribution Date. Certificates representing such shares of Class A Common Stock and Class B Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Class A Common Stock or Class B Common Stock may from time to time be listed or quoted:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Hovnanian Enterprises, Inc. and National City Bank, dated as of August 14, 2008 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Hovnanian Enterprises, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Hovnanian Enterprises, Inc. shall mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

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(d)     Any Rights Certificate issued pursuant to this Section 3 or Section 21 hereof that represents Rights beneficially owned by an Acquiring Person or any of its Associates or Affiliates and any Rights Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any of its Associates or Affiliates or to any nominee of such Acquiring Person, Associate or Affiliate and any Rights Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall be subject to and contain a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) of the Rights Agreement.

(e)     As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information, send), by first class, insured, postage prepaid mail, to each record holder of shares of Class A Common Stock and Class B Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Rights Certificate representing one Right for each share of Class A Common Stock and/or Class B Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the next Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

(f)     In the event that the Company purchases or otherwise acquires any shares after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Class A Common Stock and/or Class B Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Class A Common Stock and/or Class B Common Stock so purchased or acquired.

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Section 4       Form of Rights Certificates

The Rights Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustments as provided in this Agreement.

Section 5       Countersignature and Registration

(a)     The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by any Authorized Officer, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)     Following the Distribution Date, upon receipt by the Rights Agent of written notice of the occurrence of the Distribution Date pursuant to Section 3(e) hereof, a stockholder list and all other relevant information referred to in Section 3(e) or as reasonably requested by the Rights Agent, the Rights Agent shall keep, books for registration and transfer of the Rights Certificates issued hereunder or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

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Section 6       Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates

(a)     Subject to the provisions of Section 7(d) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 23 hereof) representing exercisable Rights may be transferred, split up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7       Exercise of Rights; Purchase Price; Expiration Date of Rights

(a)     Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date and prior to the Expiration Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) and Section 23 hereof, exercise the Rights evidenced thereby in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d)) hereof for each one ten-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised.

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(b)     Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier's check, bank draft or money order payable to the order of the Company, the Rights Agent shall, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one ten-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor of certificates representing the number of equivalent shares to be issued in lieu of the issuance of shares of Class A Common Stock or Class B Common Stock, as the case may be, in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when appropriate, after receipt, deliver such cash to the registered holder of such Rights Certificate.

(c)     In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 13 hereof.

(d)     Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Rights Certificate pursuant to Section 6 or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) duly and properly completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request.

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Section 8       Cancellation and Destruction of Rights Certificates

All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9       Company Covenants Concerning Securities and Rights

(a)     The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, and/or other securities, or any shares of any such security of the Company held in its treasury, a number of shares of Preferred Stock (or any other security of the Company as may be applicable at the time of exercise) that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

(b)     The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of any Person becoming an Acquiring Person, shares of Class A Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, or quoted on Nasdaq, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or quoted on the Nasdaq, upon official notice of issuance upon such exercise.

(c)     The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of any Person becoming an acquiring Person shares of Class A Common Stock, Class B Common Stock and/or other securities) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

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(d)     The Company covenants and agrees it will pay when due and payable any and all federal or state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax or charge is due.

(e)     If the Company determines that registration under the Securities Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not exceed 90 days, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Class A Common Stock, Class B Common Stock, or other securities upon the exercise thereof under state securities or "blue sky" laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 days, in each relevant jurisdiction until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f)     Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

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(g)     In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 7, 11, 13 or 23 it shall make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

Section 10      Record Date

Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11      Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights

The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)       (i)     In the event the Company shall at any time after the Record Date (A) declare a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the shares of Preferred Stock were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

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(ii)     Subject to Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Class A Common Stock or Class B Common Stock, as the case may be, (or at the option of the Company, such number of one ten-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Per Share Market Price of the Company’s Class A Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Class A Common Stock or Class B Common Stock, as the case may be, so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

Notwithstanding anything in this Agreement to the contrary, however, from and after the time (the “invalidation time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (1) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Right Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

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(iii)     The Company may at its option substitute for a share of Class A Common Stock or Class B Common Stock, as the case may be, issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market Price of a share of Class A Common Stock or Class B Common Stock, as the case may be. In the event that there shall be an insufficient number of Class A Common Stock or Class B Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one ten-thousandths of shares of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Class A Common Stock and/or Class B Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Class A Common Stock and/or Class B Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Class A Common Stock or Class B Common Stock, as the case may be, (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock equivalents”) (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Class A Common Stock and Class B Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock and/or Class B Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Class A Common Stock and/or Class B Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

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(b)     If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), "Equivalent Preferred Stock")) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)     If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right but less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(d)      (i)    For the purpose of any computation hereunder, the "Current Per Share Market Price" of any security (a "Security" for purposes of this Section 11(d)(i) only) on any date shall be deemed to be the average of the daily closing prices per share of a share of the Class A Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If the Security is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Security shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(ii)     For the purpose of any computation hereunder, the "Current Per Share Market Price" of shares of the Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof. If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Class A Common Stock multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Class A Common Stock occurring after the date of this Agreement). If neither the Class A Common Stock, Class B Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, "Current Per Share Market Price" of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one ten-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by ten thousand.

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(e)     Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one ten-thousandth of a share of a Class A Common Stock or Class B Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)     If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g)     All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)     Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

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(i)     The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall also, as promptly as practicable, notify the Rights Agent in writing of same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)     Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

(k)     Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l)     In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

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(m)     Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such stockholders.

(n)     Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock and/or Class B Common Stock, as applicable, (ii) subdivides the outstanding shares of Class A Common Stock or Class B Common Stock, (iii) combines the outstanding shares of Class A Common Stock or Class B Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Class A Common Stock or Class B Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Class A Common Stock and/or each share of Class B Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Class A Common Stock and/or each share of Class B Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Class A Common Stock or Class B Common Stock, as applicable, immediately prior to such event by a fraction the numerator of which is the total number of shares of Class A Common Stock or Class B Common Stock, as applicable, outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Class A Common Stock or Class B Common Stock, as the case may be, outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

Section 12      Certificate of Adjusted Purchase Price or Number of Shares

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Class A Common Stock and Class B Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.

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Section 13      Fractional Rights and Fractional Shares

(a)     The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, such market maker to be selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(b)     The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one ten-thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 13(b), the current market value of one ten-thousandth of a share of Preferred Stock shall be one ten-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Class A Common Stock shares for such Trading Day multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Class A Common Stock shares occurring after the date of this Agreement).

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(c)     Following the occurrence of any Person becoming an Acquiring Person, the Company shall not be required to issue fractions of shares of Class A Common Stock or Class B Common Stock, as the case may be, upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock or Class B Common Stock, as the case may be. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 13(c), the current market value of one share of Class A Common Stock, or other security issuable upon the exercise or exchange of Rights shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d)     The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

Section 14      Rights of Action

(a)     All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Class A Common Stock and Class B Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Class A Common Stock and Class B Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Class A Common Stock or Class B Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

(b)     Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

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Section 15      Agreement of Rights Holders

Every holder of a Right consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)     prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Class A Common Stock or Class B Common Stock;

(b)     after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed and accompanied by a properly executed instrument of transfer with the appropriate forms and certificates fully executed;

(c)     the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Class A Common Stock or Class B Common Stock share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Class A Common Stock or Class B Common Stock share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)     such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13.

Section 16      Rights Certificate Holder Not Deemed a Stockholder

No holder, of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, by means of such possession, any of the rights of a stockholder of the Company including any right to vote on any matter submitted to stockholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

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Section 17      Concerning the Rights Agent

(a)     The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company. The provisions of this Section 17 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

(b)     The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with, its acceptance or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Class A Common Stock, Class B Common Stock or other securities of the Company, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19.

(c)     Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 18      Merger, Consolidation or Change of Name of Rights Agent

(a)     Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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(b)     If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 19      Duties of Rights Agent

The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)     The Rights Agent may consult with competent legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with the content of such advice or opinion.

(b)     Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

(c)     The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(d)     The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e)     The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11, 12, 22 or 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Class A Common Stock, Class B Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Class A Common Stock, Class B Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)     The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)     The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)     The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

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(j)     If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k)     No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l)     The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

(m)     The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

Section 20      Change of Rights Agent

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' written notice mailed to the Company, and to each transfer agent of the shares of Class A Common Stock, Class B Common Stock and Preferred Stock known to the Rights Agent, respectively, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' written notice, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the shares of Class A Common Stock, the Class B Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall, in its sole discretion, appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of the State of New York or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Class A Common Stock, the Class B Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 21      Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Class A Common Stock or Class B Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Class A Common Stock or Class B Common Stock so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Class A Common Stock or Class B Common Stock and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights as would have been issued in respect of such shares of Class A Common Stock or Class B Common Stock if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22      Redemption

(a)     The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at the Redemption Price. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

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(b)     Immediately upon the effectiveness of the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon. Promptly after the effectiveness of the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the shares of Class A Common Stock and Class B Common Stock; provided however, that the failure to give, or any defect in, any such notice will not affect the validity of the Redemption of the Rights. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

Section 23      Exchange

(a)     The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Class A Common Stock or Class B Common Stock, as the case may be, at an exchange ratio of one share of Class A Common Stock or Class B Common Stock, as the case may be, (or ten-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)     Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 23 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Class A Common Stock or Class B Common Stock, as the case may be, equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Class A Common Stock or Class B Common Stock, for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

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(c)     The Company may at its option substitute and, in the event that there shall not be sufficient shares of Class A Common Stock or Class B Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Class A Common Stock and/or Class B Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred shares as such term is defined in Section 11(b)) such that the Current Per Share Market Price of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the Current Per Share Market Price as of the date of such exchange.

Section 24      Notice of Certain Events

(a)     If the Company proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation or merger into or with any other Person, (v) to effect the liquidation, dissolution or winding up of the Company or (vi) declare or pay any dividend on the shares of Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, respectively, or to effect a subdivision, combination or reclassification of the Class A Common Stock or Class B Common Stock as the case may be, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Class A Common Stock, Class B Common Stock, and/or Preferred Stock for purposes of such action, and in the case of any such other action covered by clause (1) or (ii) above at least ten (10) days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier.

(b)     If a Stock Acquisition Date occurs, then the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights.

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Section 25      Notices

(a)         Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights) as follows:

Hovnanian Enterprises, Inc.
10 HWY 35
P.O. Box 500
Red Bank, NJ 63131

Attention:   Peter Reinhart
Facsimile:  732.383.2716
Phone:        732.747.6835

(b)         Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

National City Bank
Shareholder Services Administration
Suite 635 – LOC 01-3116
629 Euclid Avenue
Cleveland, Ohio 44114
Attention: Shareholder Services Administration

With a copy to:

Jones Day
901 Lakeside Avenue
Cleveland, Ohio 44114
Attention: Lyle G. Ganske
Facsimile: 216.579.0212

(c)         Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Class A Common Stock or Class B Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

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Section 26      Supplements and Amendments

Prior to the Distribution Date, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders Rights, any such supplement or amendment to be evidenced by writing signed by the Company and the Rights Agent. From and after the time at which the Rights cease to be redeemable pursuant to Section 22, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent’s own right, duties, obligations or immunities under this Agreement.

Section 27      Successors

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28      Determinations and Actions by the Board

(a)     For all purposes of this Agreement, any calculation of the number of shares of Class A Common Stock or Class B Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Class A Common Stock or Class B Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code or any successor or replacement provision.

(b)     The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or amend this Agreement).

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(c)      All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board, or any of the directors on the Board to any liability to any person, including without limitation the Rights Agent and the holders of the Rights. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

Section 29      Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Class A Common Stock or Class B Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Class A Common Stock or Class B Common Stock).

Section 30      Severability

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 30 will affect the ability of the Company under the provisions of Section 26 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

Section 31      Governing Law

This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 32      Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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Section 33      Descriptive Headings; Interpretation

Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. For the avoidance of doubt and for clarification purposes only, if under any circumstance contemplated herein Rights become exercisable for the purchase of shares of Class A Common Stock or Class B Common Stock, such Rights may only be exercised as follows: (A) Rights issued in respect of Class A Common Stock will be exercisable only for the purchase of shares of Class A Common Stock (or any common stock equivalents issued in respect thereof) and (B) Rights issued in respect of Class B Common Stock will be exercisable only for the purchase of shares of Class B Common Stock (or any common stock equivalents issued in respect thereof).

[Remainder Of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

HOVNANIAN ENTERPRISES

/s/ Peter Reinhart
Name: Peter Reinhart
Title: General Counsel

NATIONAL CITY BANK

/s/ Sharon Boughter
Name: Sharon Boughter
Title: Vice President

Signature page to Rights Agreement

Exhibit A

CERTIFICATE OF DESIGNATION
OF
SERIES B JUNIOR PREFERRED STOCK
OF
HOVNANIAN ENTERPRISES, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

Hovnanian Enterprises, Inc. (hereinafter called the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

1. The name of the Company is Hovnanian Enterprises, Inc.

2. The certificate of incorporation, as amended (the "Certificate of Incorporation") of the Company authorizes the issuance of 100,000 shares of Preferred Stock, $0.01 par value (the "Preferred Stock"), and expressly vests in the Board of Directors of the Company (the "Board") the authority provided therein to provide for the issuance of said shares in series and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

3. The Board, pursuant to the authority expressly vested in it as aforesaid, on July 29, 2008 adopted the following resolutions creating a "Series B Junior" series of Preferred Stock:

RESOLVED, that a series of the class of authorized Preferred Stock of the Company be and hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

SERIES B JUNIOR PREFERRED STOCK

Section 1             Designation and Amount. The shares of such series will be designated as Series B Junior Preferred Stock (the "Series B Preferred") and the number of shares constituting the Series B Preferred is 10,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series B Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company and convertible into Series B Preferred.

Section 2             Dividends and Distributions.

(a)     Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series B Preferred with respect to dividends, the holders of shares of Series B Preferred, in preference to the holders of Class A Common Stock, par value $0.01 per share and Class B Common Stock, par value $0.01 (collectively, the "Common Stock"), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a "Dividend Payment Date"), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred (the "First Dividend Payment Date"), in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, the greater of (i) $1 and (ii) ten thousand (10,000) times the aggregate per share amount of all cash dividends, and ten thousand (10,000) times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of Class A Common Stock or Class B Common Stock, as the case may be, or a subdivision of the outstanding shares of Class A Common Stock or Class B Common Stock, as the case may be, (by reclassification or otherwise), declared on the Class A Common Stock and/or Class B Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the amount to which holders of shares of Series B Preferred would otherwise be entitled immediately prior to such event will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)     The Company will declare a dividend on the Series B Preferred as provided in paragraph (a) of this Section 2 immediately after it declares a dividend on the Class A Common Stock and/or Class B Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series B Preferred will be payable immediately prior to the time at which the related dividend on the Class A Common Stock and/or Class B Common Stock is payable.

(c)     Dividends will accrue, and be cumulative, on outstanding shares of Series B Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of Series B Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue, and be cumulative, from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series B Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.

Section 3             Voting Rights.

The holders of shares of Series B Preferred shall have the following voting rights:

(a)          Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series B Preferred shall entitle the holder thereof to 10,000 votes, on all matters upon which the holders of the Common Stock of the Company are entitled to vote. In the event the Company shall at any time after the Record Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)          Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series B Preferred and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c)          Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4 Restrictions.

(a)          Whenever dividends or other dividends or distributions payable on the Series B Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred outstanding have been paid in full, the Company will not:

(i)     Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) ("Junior Stock") to the shares of Series B Preferred;

(ii)     Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) ("Parity Stock") with the shares of Series B Preferred, except dividends paid ratably on the shares of Series B Preferred and all such Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)     Redeem, purchase or otherwise acquire for consideration shares of any Junior Stock; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such Junior Stock in exchange for shares of any other Junior Stock of the Company; or

(iv)     Redeem, purchase or otherwise acquire for consideration any shares of Series B Preferred, or any shares of Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)          The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5             Reacquired Shares. Any shares of Series B Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation of the Company, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6             Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series B Preferred have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of Series B Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to a minimum per share liquidation payment of $10,000 but will be entitled to an aggregate per share liquidation payment of 10,000 times the payment made per share of Common Stock or (b) to the holders of shares of Parity Stock, except distributions made ratably on the shares of Series B Preferred and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of Series B Preferred would otherwise be entitled immediately prior to such event will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7             Consolidation, Merger, Etc. In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of Series B Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to ten thousand (10,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock in a smaller number of shares or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8             Redemption. The shares of Series B Preferred are not redeemable.

Section 9             Rank. The Series B Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company's Preferred Stock, unless the terms of such series shall so provide.

Section 10             Fractional Shares. Series B Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred.

FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said Series B Junior Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation of the Company pursuant to the provisions of Sections 104 and 151 of the DGCL.

[Remainder Of Page Left Intentionally Blank]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by the undersigned on August 14, 2008.

HOVNANIAN ENTERPRISES

/s/ Peter Reinhart
Name: Peter Reinhart
Title: General Counsel

Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-___________       ___________Rights in respect of Class __ Common Stock

NOT EXERCISABLE AFTER AUGUST 14, 2018 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

RIGHTS CERTIFICATE

Hovnanian Enterprises, Inc.

This certifies that _________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, (the “Rights Agreement”), by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and National City Bank (the “Rights Agent”), dated as of August 14, 2008, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one ten-thousandth of a fully paid nonassessable share of Series B Junior Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $35.00 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other Securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[Remainder Of Page Left Intentionally Blank]

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of August 14, 2008.

HOVNANIAN ENTERPRISES

/s/ Peter Reinhart
Name: Peter Reinhart
Title: General Counsel

Countersigned

NATIONAL CITY BANK

/s/ Sharon Boughter
Name: Sharon Boughter
Title: Vice President

Signature page to Rights Certificate

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED, _____________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated : ______________, __________________________

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

________________________

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)     the Rights evidenced by this Rights Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2)     after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, __________________________

Signature

Form of Reverse Side of Rights Certificate – continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Rights Certificate)

To Hovnanian Enterprises, Inc.:

The undersigned hereby irrevocably elects to exercise _____________________________ Rights represented by this Rights Certificate to purchase the one ten-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number: _______________________________________

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number: _______________________________________________________

(Please print name and address)

Dated: ______________, __________________________

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

________________________

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)     the Rights evidenced by this Rights Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)     after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, __________________________

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

On July 29, 2008, the Board of Directors (the "Board") of Hovnanian Enterprises, Inc., a Delaware corporation (the "Company"), adopted a rights plan and declared a dividend of one preferred share purchase right for each outstanding share of Class A common stock and Class B common stock. The dividend is payable to our stockholders of record as of August 15, 2008. The terms of the rights and the rights plan are set forth in a Rights Agreement, by and between us and National City Bank, as Rights Agent, dated as of August 14, 2008 (the "Rights Plan").

This summary of rights provides only a general description of the Rights Plan, and thus, should be read together with the entire Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Plan. Upon written request, the Company will provide a copy of the Rights Plan free of charge to any of its stockholders.

Our Board adopted the Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the "NOLs") to reduce potential future federal income tax obligations. We have experienced and continue to experience substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may "carry forward" these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an "Ownership Change," as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A common stock (an "Acquiring Person") without the approval of our Board. Stockholders who own 4.9% or more of our outstanding Class A common stock as of the close of business on August 15, 2008 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire 4.9% or more of the Class A common stock. The Rights Plan does not exempt any future acquisitions of Class A common stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

The Rights. Our Board authorized the issuance of one right per each outstanding share of our Class A common stock and Class B common stock payable to our stockholders of record as of August 15, 2008. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $35.00 (the “Purchase Price”) . If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Class A common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% of the Class A common stock.

We refer to the date that the rights become exercisable as the "Distribution Date." Until the Distribution Date, our Class A common stock and Class B common stock certificates will evidence the rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock unless and until our Board has determined not to affect an exchange pursuant to the Rights Plan (as described below).

After the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a market value of two times the Purchase Price.

Exchange. After the Distribution Date, the Board may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The rights and the Rights Plan will expire on the earliest of (i) August 14, 2018, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2009 if Stockholder Approval has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our Class A common stock or Class B common stock. No adjustments to the purchase price of less than 1% will be made.

Amendments. Before the Distribution Date, our Board may amend or supplement the Rights Plan without the consent of the holders of the Rights. After the Distribution Date, our Board may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable, and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence.

ANNEX B

AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT OF

THE RESTATED CERTIFICATE OF INCORPORATION

OF

HOVNANIAN ENTERPRISES, INC.

Hovnanian Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by changing Paragraph (5) of Section (a) of Article Fourth so that, as amended, said Paragraph of said Section of said Article shall be and read as follows:

“(5)     Merger, Consolidation, Etc.

In the event of a merger, consolidation, acquisition, tender offer, recapitalization, reorganization or other business combination to which the Corporation is a party (whether or not the Corporation is the surviving corporation), in which shares of Class A Common Stock and Class B Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, and in such event, each share of Class A Common Stock and Class B Common Stock shall be entitled to receive the same per share consideration pursuant to such merger, consolidation, acquisition, tender offer, recapitalization, reorganization or other business combination unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, each voting separately as a class. Nothing contained in this Paragraph (5) shall limit or restrict any conversion of shares of Class B Common Stock into shares of Class A Common Stock permitted by Section 3 above.”

SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: The foregoing amendment shall become effective at              (Eastern Time) on         , 2018.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this         day of         , 2018.

HOVNANIAN ENTERPRISES, INC.

By:
Name:	Michael Discafani
Title	Vice President, Corporate Counsel and Secretary

Hovnanian Enterprises, Inc.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received no later than March 12, 2018 to be counted for the Annual Meeting.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35095-P00434

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

Vote on Directors

1. Election of directors.

Nominees:

	For	Against	Abstain
1a) Ara K. Hovnanian	☐	☐	☐
1b) Robert B. Coutts	☐	☐	☐
1c) Edward A. Kangas	☐	☐	☐
1d) Joseph A. Marengi	☐	☐	☐
1e) Vincent Pagano Jr.	☐	☐	☐
1f) J. Larry Sorsby	☐	☐	☐
1g) Stephen D. Weinroth	☐	☐	☐

Vote on Proposals

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please mark, sign, date and return the proxy card promptly. This proxy card must be signed exactly as the name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Hovnanian Enterprises, Inc.

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received no later than March 12, 2018 to be counted for the Annual Meeting.

If you vote over the Internet or by telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35097-P00434 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

Vote on Directors

1. Election of directors. Nominees:	For	Against	Abstain
1a) Ara K. Hovnanian	☐	☐	☐
1b) Robert B. Coutts	☐	☐	☐
1c) Edward A. Kangas	☐	☐	☐
1d) Joseph A. Marengi	☐	☐	☐
1e) Vincent Pagano Jr.	☐	☐	☐
1f) J. Larry Sorsby	☐	☐	☐
1g) Stephen D. Weinroth	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please mark, sign, date and return the proxy card promptly. This proxy card must be signed exactly as the name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Hovnanian Enterprises, Inc.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if your mailed proxy card is received not less than 3 nor more than 20 business days prior to March 13, 2018.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35099-P00434

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Annual Meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

Vote on Directors

1. Election of directors.

Nominees:

	For	Against	Abstain
1a) Ara K. Hovnanian	☐	☐	☐
1b) Robert B. Coutts	☐	☐	☐
1c) Edward A. Kangas	☐	☐	☐
1d) Joseph A. Marengi	☐	☐	☐
1e) Vincent Pagano Jr.	☐	☐	☐
1f) J. Larry Sorsby	☐	☐	☐
1g) Stephen D. Weinroth	☐	☐	☐

Vote on Proposals

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please mark, sign, date and return the proxy card promptly. This proxy card must be signed exactly as the name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

HOVNANIAN ENTERPRISES, INC.
ANNUAL MEETING FOR HOLDERS AS OF 1/12/18
TO BE HELD ON 3/13/18

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand.

To vote by mail

1) Check the appropriate boxes on the voting instruction form below.
2) Sign and date the voting instruction form.
3) Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35120-P00320

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

1. Election of directors.

Nominees:	**For**	**Against**	**Abstain**
1a) Ara K. Hovnanian	☐	☐	☐
1b) Robert B. Coutts	☐	☐	☐
1c) Edward A. Kangas	☐	☐	☐
1d) Joseph A. Marengi	☐	☐	☐
1e) Vincent Pagano Jr.	☐	☐	☐
1f) J. Larry Sorsby	☐	☐	☐
1g) Stephen D. Weinroth	☐	☐	☐

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

By signing below, the undersigned certifies that (A) with respect to ______ of the shares represented by this voting instruction card, the undersigned has been the beneficial owner of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph (a)(4)(A) of paragraph FOURTH of the Company's Restated Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining ______ shares represented by this voting instruction card, the undersigned has not been the beneficial owner of such shares continuously since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B Common Stock represented by this voting instruction card have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

Please mark, sign, date and return the voting instruction card promptly using the enclosed envelope. This voting instruction card must be signed exactly as the name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date